united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

12725 W. Indian School Rd, Suite E-101, Avondale, AZ 85392

(Address of principal executive offices) (Zip code)

Stuart M Strauss, Esq. Dechert LLP

1095 Avenue of the Americas, New York, NY, 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 8/31

Date of reporting period: 8/31/23

Item 1. Reports to Stockholders.

Class I Shares

ANNUAL REPORT
As Of August 31, 2023

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 6
Schedules of Investments	Page 46
Statements of Assets and Liabilities	Page 85
Statements of Operations	Page 89
Statements of Changes in Net Assets	Page 93
Notes to Financials	Page 99
Financial Highlights	Page 120
Report of Independent Registered Public Accounting Firm	Page 129
Supplemental Information	Page 131
Privacy Notice	Page 141

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
Frederick C. Teufel, Jr	Chief Compliance Officer
Timothy J. Burdick	Assistant Secretary
Richard S. Gleason	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
12725 W. Indian School Road, Suite E-101	4221 N 203rd Street, Suite 100
Avondale, Arizona 85392	Elkhorn, Nebraska 68022

Transfer & Shareholder Servicing Agent	Custodian
Ultimus Fund Solutions, LLC	BNY Mellon Corp.
4221 N 203rd Street, Suite 100	225 Liberty Street
Elkhorn, Nebraska 68022	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
4221 N 203rd Street, Suite 100	4221 N 203rd Street, Suite 100
Elkhorn, Nebraska 68022	Elkhorn, Nebraska 68022

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2023

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from September 1, 2022, through August 31, 2023.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy. The Saratoga Advantage Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms. Combining the strength of the Trust’s performance with a well-designed asset allocation plan can help you to achieve your long-term investment goals.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States grew by 2.1% during the second quarter of 2023, down from 2.2% during the previous quarter (all GDP growth rates discussed are seasonally adjusted annualized rates unless otherwise noted). Within the main components of GDP, consumer spending as measured by Personal Consumption Expenditures (PCE) advanced by 0.8%, while private sector investment as measured by Gross Private Domestic Investment (GPDI) grew 5.2%, though both one- and two-year trends remain negative. Government spending, which accounts for both consumption and gross investment, rose 3.3%. Both State & Local and Federal Government spending increased for the fourth consecutive quarter. While imports fell -7.6% for the quarter, exports fell even further to -9.3%. Net exports, however, retained a slightly positive impact on GDP, keeping a streak alive that began in the first quarter of 2022.

Americans buying services from one another has been the largest component of US GDP since the first quarter of 1970, when services spending passed goods spending for the first time. Services spending growth has been positive for twelve straight quarters, though it came in at just 1.0% for the quarter, below 12- and 24-month trends. While the consumer environment remained adequate to keep GDP in positive growth mode, we are now well removed from the heady consumer spending environment that drove 5+% GDP growth in 2021.

After a brutal stretch from 2Q22 through 2Q23, private sector investment grew 5.2% during the quarter. Within GPDI, corporate spending on structures and equipment was up 7.4%, led by a massive boom in spending on Manufacturing facilities. We generally view corporate spending on equipment as a positive leading indicator, though much of this quarter’s growth occurred in the notoriously volatile transportation sector. Once again, private investment in the residential sector was negative, falling -2.2%, unable to reverse trend even off of a drastically low floor; investment in the country’s housing stock has now fallen for two straight years as the Fed continues to pressure the market.

Government spending and investment has settled back towards a 17% share of the economy, right around its 10- year average, after hitting a cycle-high over 20% during the pandemic. Over the past 70 years, it has been relatively normal for government spending to make up over 20% of the economy during times of war or recession, however there is always concern as spending normalizes and for much of 2021 and 2022 reduced relative government spending was a drag on GDP. 2023 has presented somewhat of a leveling-off, as public spending is now trending ahead of GDP for the past year.

Monetary Policy: The Federal Reserve continues its tapering program into year two. The Fed balance sheet peaked at roughly $8.96 trillion in April 2022, and has dropped to $8.00t at the end of September 2023. Notwithstanding a $400 billion uptick in March, as the collapse of SVB drove banks to take advantage of Fed liquidity programs, the balance sheet has marched steadily downwards for the past 17 months.

The Fed remains persistent in squeezing the country’s money supply, though certain elements of this policy have hit a lower gear. As of August, the monetary base fell -0.4% y-o-y, down from a cycle high of 57.7%. Within the monetary base, we see the Fed is still manipulating policy considerably via currency in circulation (CiC). CiC hit a pandemic-high growth rate of 17% y-o-y in 2020; that figure has now dropped to 2.0% y-o-y, far below its modern historical y-o-y growth rate of roughly 7.0%.

M2, one of the most widely used monetary figures for measuring liquidity in the economy, is also down massively from its cycle-high 22% y-o- y growth in February 2021 to -3.67% y-o-y currently; like CiC, M2 is also well below its modern historical growth rate of 7.1% y-o- y. We do note, however, that though M2 dropped again from July to August, it has finally flashed a positive three-month trend, which we view as the Fed potentially starting to neutralize its money policy.

Interest Rates: After extremely volatile trading in February and March, the one-year treasury rate grew towards 5.5% during the summer and has since settled into a range between 5.3 - 5.5%. We generally see this treasury issue move up when inflation is high and the market is anticipating the Fed will move their target rates higher to fight said inflation. In late 2022, it seemed the market was convinced the Fed would stop pushing rates before they hit 5%; with that target well surpassed, and the effective federal funds rate over 5.3%, it seems the market is convinced we may have one more rate increase to go. After posting strong gains in 2022, three-, five-, and ten-year treasury rates spent the first two quarters of the year relatively range-bound a bit below their cycle-highs. That dynamic changed during 3Q23, as longer-term treasuries moved up mostly in tandem. In good news for the yield curve, the longer the treasury, the higher it moved during the quarter, though the yield curve remains nearly entirely inverted.

Regarding long-term corporate bonds, the quality spread as measured by Moody’s-rated Baa bonds minus Aaa bonds is reflecting a similar sentiment as yield spreads. The quality spread has historically been a good predictor of confidence in the corporate bond market and helps us establish a baseline expectation for corporate earnings. The quality spread approached a long-term low of 0.65 during June 2021 and steadily moved up for the next year and a half, reaching 1.16 in December 2022. A move back to 1.03 this quarter is an improvement, and we view this level as neutral with regard to future corporate earnings.

Equity Valuations: As of September 30, 2023, the S&P 500 index was at 4,288. Our proprietary valuation work suggests a fair value for the S&P 500 around 4,214. Earnings growth has stabilized for now, and projections are on their way back up with March 2023 representing the first quarter of positive earnings growth since March 2022. We believe PE levels are likely to stay slightly below their modern historical mean of roughly 25, though only slightly so; improving inflation data has pushed our P/E estimates upward, while intermediate-to-long-term interest rates are still presenting a headwind to valuations. Earnings are generally a leading indicator, peaking slightly before recessions. We wrote previously that earnings had potentially put in cycle-high last spring, and now, after three consecutive negative quarters, it’s possible December 31, 2022 will be the ensuing cycle-low. This potentially supports the notion that the economy entered and exited a recession in early 2022, a topic that seems destined for years of debate.

To create a range of equity market outcomes, we use a valuation tool which we refer to as our Proper PE Valuation™ tool. Among other things, this analysis provides us with a set of ranges above and below which we consider the S&P 500 overvalued or undervalued, respectively. Our proprietary valuation work currently sets an appropriate S&P 500 PE from 22 to 24.5. This produces a fair value range of 4,501 to 5,012 over the next six months. Earnings growth remains soft, and the recent rapid rise in the 10-year treasury knocked down our PE range a bit from last quarter’s report.

Inflation: Our past few inflation reports have focused on the clarity wage data brought to our analysis of inflation, however wage data has become more complicated over the past quarter. Where it was clear for much of 2022 and early 2023 that wages were likely “pulling down” inflation, summer 2023 has been a mixed bag. A number of our favored wage datapoints are now near or solidly above headline inflation rates, meaning that they could potentially begin pushing inflation back up, as opposed to pulling it down. Production-line workers producing goods, whom we have referenced in a number of our recent reports as Goods Workers, have seen wage gains remain steady around 5%, with a y-o-y figure of 5.69% in August, well above 3% inflation. On the other side of the leading wage argument, another important wage datapoint, Private Service Providing Hourly Wages, is a significant outlier to the downside.

Looking beyond wages, we’re interested in certain Producer Price Index (PPI) inputs to give us some guidance on where inflation may be headed. Processed Goods for Intermediate Demand and Unprocessed Goods for Intermediate Demand, though both slightly ticking up last month, are in deep downtrends. Services for Intermediate Demand are also falling.

After months of data confirming inflation’s downtrend, the picture has become a bit cloudier. That being said, we believe the current inflation environment remains muted enough that the Fed should be comfortable with a neutral policy stance.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent an asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios may help investors to properly implement their asset allocation decisions and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery, you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888- 672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.

Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia

Chairman, President and

Chief Executive Officer

Investors should consider the investment objectives, risks, charges, and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The S&P 500 is an unmanaged, capitalization-weighted index. It is not possible to invest directly in the S&P 500.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Any statements not of a factual nature constitute opinions which are subject to change without notice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC; the Saratoga Advantage Trust and Northern Lights Distributors, LLC are not affiliated entities. 7888-NLD 10/25/2023

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investor Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	9/1/94 — 8/31/23*	7.02%
Ten Year:	9/1/13 — 8/31/23*	9.57%
Five Year:	9/1/18 — 8/31/23*	10.55%
One Year:	9/1/22 — 8/31/23	9.15%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2022, is 1.66%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In determining which securities to buy, hold or sell, the Portfolio’s Adviser focuses its investment selection on finding high quality companies with compelling valuations, measurable catalysts to unlock value and above-average long-term earnings growth potential. In general, the Adviser looks for companies that have value-added product lines to help preserve pricing power, a strong history of free cash flow generation, strong balance sheets, competent management with no record of misleading shareholders, and financially sound customers. Independent research is used to produce estimates for future earnings, which are inputs into the Adviser’s proprietary valuation model. The Adviser focuses its investments where it has a differentiated view and there exists, in its view, significant price appreciation potential to its estimate of the stocks’ intrinsic value.

PORTFOLIO ADVISER COMMENTARY

The Saratoga Large Cap Value Portfolio posted solid relative and absolute performance for the annual period ended August 31, 2023. Portfolio outperformance was primarily due to strength in Communication Services, Industrials and Healthcare sector allocations within the holdings.

The portfolio’s top contributor during the fiscal year was API Group (7.18%). We believe this is a leading company in the highly fragmented Safety Service market; the company raised synergy guidance for its potentially transformational acquisition of Chubb Fire and Safety, improved free cash flow conversion and has grown organically. The company affirmed margin expansion at Chubb and has plans to de-lever the balance sheet which could lead to more multiple expansion. Mastec Inc. (0.00%) was the portfolio’s second-best performing stock during this period. Mastec has benefitted from electrical grid modernization, infrastructure investments and renewable energy buildouts and we held them with a belief they were strongly positioned to profit from large federal stimulus actions, including the Inflation Reduction Act and the Infrastructure Investment & Jobs Act. After a strong period, we believe the time was right sell out of the Mastec position, and the portfolio no longer holds the position.

The portfolio’s main detractors were First Republic (0.00%), and PayPal (0.00%). First Republic came under considerable pressure due to the ripple effects from the collapse of Silicon Valley Bank. Generally, banks are only as good as their customers’ confidence in them. A somewhat unique risk of banks is that a downward spiral in their stock price can lead to a deterioration in the business (deposit exodus) which ends up causing a feedback loop. Due to a lack of customer confidence and a risk of HTM securities sales, the company was bailed out by regulators and subsequently sold to JP Morgan. We exited the position prior to the company being placed under receivership. PayPal underperformed due to market share concerns, compressing gross margins on core checkout, and execution issues. We have also exited PayPal.

We expect a slowing economy with wide divergence in performance among different stocks and sectors which we think could favor the portfolio’s value-oriented, relatively concentrated approach to stock selection.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/23. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
API Group Corporation	7.2%
Charles River Laboratories International, Inc.	6.3%
Cencora, Inc.	5.7%
CACI International, Inc.	5.4%
Liberty Media Corp-Liberty Formula One	5.4%
World Wrestling Entertainment, Inc.	5.2%
Blue Owl Capital, Inc.	5.2%
Flex Ltd.	5.1%
Chemed Corporation	4.7%
ON Semiconductor Corporation	4.6%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of August 31, 2023, consisted of 1,141 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

The S&P 500/Citigroup Value Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Large Capitalization Value Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Large Capitalization Value Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of large market capitalization value stocks generally or in the Large Capitalization Value Portfolio in particular or the ability of the Morningstar Large Value Average to track general large market capitalization value stocks market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR LARGE VALUE AVERAGE CATEGORY OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	9/1/94 — 8/31/23*	8.99%
Ten Year:	9/1/13 — 8/31/23*	13.84%
Five Year:	9/1/18 — 8/31/23*	10.28%
One Year:	9/1/22 — 8/31/23	14.52%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2022, is 1.67%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio’s Adviser employs quantitative and qualitative analysis that seeks to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

For the annual period ended August 31, 2023, the Saratoga Large Cap Growth Portfolio posted solid performance in an environment that was favorable to both large cap stocks and growth stocks. When the Federal Reserve began their tightening cycle in March 2022, the unemployment rate stood at 3.6%, exactly where it stood at the end of August 2023. We remain pessimistic about the Fed’s ability to achieve its 2% target without inflecting significant economic pain, as many of the drivers that led to low inflation are no longer present - most notably the reversal in the drive toward globalization. The Fed has made significant progress in their war on inflation, but to date they have actually fallen short of the typical retracement off an inflationary peak, despite raising rates at a pace only matched by the 1980-81 rate cycle.

There are myriad concerns facing a US and global economy that already looks to be operating only modesty above stall speed, but most of those concerns, such as shrinking money supply, inverted yield curves and tightening lending standards have been present for some time now. Nevertheless, equity markets have continued their upward march. We believe inflation will be in the range of 2-3% by year-end 2023 and that the Fed will ultimately accept this range, instead of a hard 2% target. We expect earnings to continue a modest downturn but at the median stock level it appears much of that is already priced into equity markets. While not an easy needle to thread, avoiding a deep recession in 2023 and moving toward a significant upturn in earnings in 2024 appears a likely outcome to us.

Performance in the portfolio during the period was weighed down by an underweight to mega-cap stocks and a lower valuation profile (i.e., a lower P/E ratio). From a sector perspective, Health Care and Communication Services hindered relative performance while the Financial Services sector was a small lift. Top contributing stock Arista Networks (2.14%) continued to produce earnings greater than expected, while Molina Healthcare (1.65%) struggled to convince investors that they had adequately accounted for the possibility of a worsening risk pool.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/23. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Apple, Inc.	10.6%
Microsoft Corporation	9.6%
NVIDIA Corporation	4.9%
Amazon.com, Inc.	4.4%
Airbnb, Inc.	2.4%
Alphabet, Inc., Class C	2.3%
Alphabet, Inc., Class A	2.3%
NVR, Inc.	2.2%
Palo Alto Networks, Inc.	2.2%
Arch Capital Group Ltd.	2.2%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of August 31, 2023, consisted of 1,122 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

The S&P 500/Citigroup Growth Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Large Capitalization Growth Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Large Capitalization Growth Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of large market capitalization growth stocks generally or in the Large Capitalization Growth Portfolio in particular or the ability of the Morningstar Large Growth Average to track general large market capitalization growth stocks market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR LARGE GROWTH AVERAGE CATEGORY OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	1/7/03 — 8/31/23*	8.63%
Ten Year:	9/1/13 — 8/31/23*	6.99%
Five Year:	9/1/18 — 8/31/23*	5.06%
One Year:	9/1/22 — 8/31/23	4.82%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2022, is 2.01%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio invests in securities of companies that are believed by the Adviser to be undervalued, thereby offering above-average potential for capital appreciation. The Portfolio may also invest in equity securities of foreign companies. The Adviser invests in medium capitalization companies with a focus on total return using a bottom-up value oriented investment process. The Adviser seeks companies with the following characteristics, although not all of the companies it selects will have these attributes: (i) companies earning a positive economic margin with stable-to-improving returns; (ii) companies valued at a discount to their asset value; and (iii) companies with an attractive dividend yield and minimal basis risk. In selecting investments, the Adviser generally employs the following strategy: (i) value-driven investment philosophy that selects stocks selling at attractive values based upon business fundamentals, economic margin analysis, discounted cash flow models and historical valuation multiples. The Adviser reviews companies that it believes are out-of-favor or misunderstood; (ii) use of value-driven screens to create a research universe of companies with market capitalizations of at least $1 billion; and (iii) use of fundamental and risk analysis to construct a portfolio of securities that the Adviser believes has an attractive return potential.

PORTFOLIO ADVISOR COMMENTARY

To start the annual period, US equity markets staged a modest rally in the fourth quarter of 2022. The recovery in equity markets was largely driven by peaking inflationary conditions and the rapid increase in non-US interest rates relative to US interest rates, which triggered a broad-based decline in the US dollar. Slowing economic growth, falling inflationary pressures, and developing stress in the banking system were dominant factors in the first quarter of 2023. These factors led to a divergence in equity markets with value stocks materially underperforming growth stocks across all market capitalizations. With sequential growth slowing in 23Q1, the US earnings recession that began in 22Q4 became a broader economic recession in the short term. Banking stress developed, as the ability for borrowers to service debt becomes impaired. Given the rapid increase in interest rates, regional banks were under tremendous pressure despite credit costs remaining well below historical norms.

During 23Q2, global growth continued to deteriorate as aggressive rate increases impacted economic fundamentals. In the US, the manufacturing and transport sectors entered a recession and the service sector slowed. Employment conditions loosened. Offsetting the deteriorating economic environment was continued liquidity injections by the major non-US central banks and the US Federal Reserve’s reverse repo facility, which became the primary source of liquidity for rebuilding the US Treasury’s general account. This flood of liquidity boosted equity markets and dampened fixed income volatility, compressing fixed income spreads.

For the annual period ending August 31, 2023, the Saratoga Mid Cap Portfolio posted solid absolute and relative performance. An underweight to REITs was the largest contributor to relative performance. In addition, stock selection in Information Technology delivered further outperformance. The greatest detractors were an overweight to Utilities and Energy stock selection.

Interest rate increases generally impact the economy on a long and variable lag of twelve months or more. A year ago, the Fed Funds rate stood at 1.75% compared to today’s rate of 5.25%. The economy is still very early in absorbing the higher interest rate environment. Stress in the banking system continues to build and without a cut in interest rates or suspension of quantitative tightening, we expect further troubled banks and tightening credit availability. To cut interest rates or suspend quantitative tightening the Federal Reserve will need a better line of sight to reach their 2% inflation target. We see inflation as set to stabilize at approximately 3.5% to 4.0% in the next few months, but the disinflationary conditions that have rapidly reduced inflation are abating, with leading inflation indicators signaling the possibility of rising inflation in early 2024. We expect the Federal Reserve to maintain current tight monetary conditions until there is a material decline in financial conditions or the inflationary trend breaks through 3% with visibility to reaching their inflation objective.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
AutoZone, Inc.	4.2%
Republic Services, Inc.	4.0%
Cencora, Inc.	3.9%
EastGroup Properties, Inc.	3.5%
FactSet Research Systems, Inc.	3.2%
Performance Food Group Company	3.0%
CACI International, Inc.	2.6%
Nasdaq, Inc.	2.6%
MAXIMUS, Inc.	2.5%
Tyler Technologies, Inc.	2.5%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Composition*

The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000® companies, as of the most recent reconstitution. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap opportunity set. Investors may not invest in the Index directly; unlike the Portfolio’s return, the Index does not reflect any fees or expenses.

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of August 31, 2023, consisted of 382 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Mid Capitalization Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Mid Capitalization Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of mid market capitalization stocks generally or in the Mid Capitalization Portfolio in particular or the ability of the Morningstar Mid Cap Blend Average to track general mid market capitalization stocks market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR MID CAP BLEND AVERAGE OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Zacks Investment Management, Inc., Chicago, Illinois

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	9/1/94 — 8/31/23*	8.39%
Ten Year:	9/1/13 — 8/31/23*	7.05%
Five Year:	9/1/18 — 8/31/23*	5.03%
One Year:	9/1/22 — 8/31/23	2.60%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2022, is 2.06%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In selecting securities for the Portfolio, the Adviser begins with a screening process that seeks to identify growing companies whose stocks sell at discounted price-to-earnings and price-to- cash flow multiples. The Adviser also attempts to discern situations where intrinsic asset values are not widely recognized. The Adviser favors such higher-quality companies that generate strong cash flow, provide above-average free cash flow yields and maintain sound balance sheets. Rigorous fundamental analysis, from both a quantitative and qualitative standpoint, is applied to all investment candidates. While the Adviser employs a disciplined “bottom-up” approach that attempts to identify undervalued stocks, it nonetheless is sensitive to emerging secular trends. The Adviser does not, however, rely on macroeconomic forecasts in its stock selection efforts and prefers to remain fully invested.

PORTFOLIO ADVISOR COMMENTARY

During 22Q4, small-cap stocks as an asset class underperformed mid-cap and large-cap stocks. During the quarter, US employment and economic growth remained strong. Towards the end of the quarter, China started relaxing its strict covid lockdown. Energy prices also began moving lower. Inflation remained uncomfortably high. In order to bring down inflation, the Federal Reserve maintained the tightening of financial conditions by raising interest rates at a fast pace while also winding down its balance sheet. Markets started weighing the pros of a still-strong economy with employment growth versus the cons of an economy with tighter financial conditions, which may lead to a future economic slowdown and a potential recession. Due in part to this environment, smaller stocks underperformed their larger counterparts. The Saratoga Small Cap Portfolio’s overweight in energy, industrials, and consumer discretionary helped relative performance. Similarly, an underweight position in the health care sector also contributed to the relative performance. The portfolio’s underweight to materials, utilities, and consumer staples sectors and overweight to technology sector hurt relative performance.

During 23Q1, small-cap stocks as an asset class underperformed mid-cap and large-cap stocks. During the quarter, US economic and employment growth stayed strong and inflation started lowering. The pace of the Federal Reserve’s interest rate increases slowed moderately and during the early part of the quarter there was optimism that the economy may avoid a recession. Due to this, smaller stocks performed well. This was offset towards the end of the quarter by the failure of two regional banks and the emergence of contagion fears in other banks. Additionally, tighter lending by the banks and the subsequent slowdown in economic growth added to an increased potential of a recession. In this volatile environment, investor preference leaned toward larger stocks as opposed to their smaller counterparts. These smaller stocks are more exposed to risks stemming from a lack of economic growth and bank lending. The portfolio’s overweight to the technology and consumer discretionary sectors helped relative performance, while an underweight to the consumer staples sector hurt relative performance.

During 23Q2, small-cap stocks as an asset class underperformed large-cap stocks but outperformed mid- cap stocks. During the quarter, US employment growth remained strong, economic growth positive, and inflation continued its downward trend. The Federal Reserve started projecting a near end to their interest rate increases. The emergence of generative AI as a new growth engine for the technology sector increased market optimism about the future. Positive economic characteristics combined with confidence in the market’s ability to handle future interest rate hikes allowed companies more exposed to the strength of the economy to perform better. The portfolio’s overweight to the consumer discretionary sector and underweight to the health care sector hurt relative performance. Our overweight to the information technology and industrial sectors and underweight to the utility and consumer staples sectors helped relative performance.

During 23Q3, small-cap stocks as an asset class underperformed large-cap stocks but outperformed mid-cap stocks. During the quarter, the Federal Reserve maintained a tighter monetary policy stance and raised interest rates once during the quarter. Equity markets endured pressure from persistent inflation, volatile energy prices, and the expectation that the Fed may keep interest rates higher for longer. During the quarter, the portfolio’s overweight to consumer staples, and underweight to health care and utilities sectors helped relative performance. The portfolio’s overweight to consumer discretionary and technology, and underweight to the energy and financials sectors, hurt relative performance.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
EMCOR Group, Inc.	2.4%
Applied Industrial Technologies, Inc.	2.1%
Super Micro Computer, Inc.	2.1%
Sterling Infrastructure, Inc.	2.0%
WESCO International, Inc.	1.9%
Encore Wire Corporation	1.7%
Simpson Manufacturing Company, Inc.	1.6%
Badger Meter, Inc.	1.5%
Builders FirstSource, Inc.	1.5%
GATX Corporation	1.5%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Composition*

The Russell 2000 Index is comprised of the 2,000 smallest U.S domicile publicly traded common stock which are included in the Russell 3000 Index. The common stock included in the Russell 2000 Index represent approximately 10% of the U.S equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S domicile publicity traded common stocks by market capitalization representing approximately 98% of the U.S publicity traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

The Morningstar Small Blend Average (“Small Blend Average”), as of August 31, 2023, consisted of 593 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Small Capitalization Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Small Capitalization Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of small market capitalization stocks generally or in the Small Capitalization Portfolio in particular or the ability of the Morningstar Small Blend Average to track general small market capitalization stocks market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR SMALL CAP BLEND AVERAGE OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	9/1/94 — 8/31/23*	1.34%
Ten Year:	9/1/13 — 8/31/23*	0.96%
Five Year:	9/1/18 — 8/31/23*	1.63%
One Year:	9/1/22 — 8/31/23	16.56%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2022, is 3.23%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser seeks to purchase reasonably valued stocks it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser utilizes a three step process in stock selection. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics, designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, capital structure and financial quality. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. A stock is sold when it no longer meets the Adviser’s criteria.

PORTFOLIO ADVISOR COMMENTARY

The Saratoga International Equity Portfolio posted solid absolute and relative performance during the annual period ended August 31, 2023. The first part of the period was dominated by stubbornly high inflation and sharply higher interest rates which incited fears of recession and pressured corporate profits. Russia’s continued war on Ukraine, lingering supply chain issues, and a slower than expected recovery in China added to worries. As the months wore on, given the resolute commitment of central banks to combat inflation, inflation receded significantly, though fears of recession remained. In its June report, the World Bank cut its forecast for 2024 global growth from an already sluggish 2.7% to 2.4%. This below-trend growth will almost assuredly lead to at least a modest adjustment in the outlook for corporate earnings, but that comes off much lower market multiples than have been seen for quite some time.

In the portfolio, Emerging Asia was the top contributor during the period, led by Taiwanese holdings, with tech hardware company Quanta Computer (2.54%) being the top portfolio performer during the period. Holdings in Indonesia and Thailand added to excess return, as did the absence on holdings in India. A trio of Developed European countries – Switzerland, Denmark, and Spain – helped this region claim the second largest outperformer spot. Emerging Europe, Middle East & Africa (EMEA) was the only detractor over the last year.

From a sector standpoint, the Financials sector was the largest outperformer, led by Swiss bank UBS (2.67%) and Spanish bank Banco Santander (2.65%). The Information Technology sector was the second largest contributor. Consumer Discretionary holdings accounted for most of the drag on relative performance during the twelve months.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/23. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Haidilao International Holding Ltd.	2.8%
Arkema S.A.	2.7%
Cie de Saint-Gobain	2.7%
UBS Group A.G.	2.7%
Bumrungrad Hospital PCL	2.6%
Coca-Cola Europacific Partners plc	2.6%
Banco Santander S.A.	2.6%
BP plc - ADR	2.6%
Hoshizaki Corporation	2.6%
Novo Nordisk A/S, Class B	2.6%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Compositions*

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 21 Emerging Markets countries. With 1,824 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	1/28/03 — 8/31/23*	8.27%
Ten Year:	9/1/13 — 8/31/23*	8.01%
Five Year:	9/1/18 — 8/31/23*	4.55%
One Year:	9/1/22 — 8/31/23	6.59%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2022, is 2.50%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser utilizes a top-down investment approach focused on long-term economic trends. The Adviser begins with the overall outlook for the economy, then seeks to identify specific industries with attractive characteristics and long-term growth potential. Ultimately, the Adviser seeks to identify high-quality companies within the selected industries and to acquire them at attractive prices. The Adviser’s stock selection process is based on an analysis of individual companies’ fundamental values, such as earnings growth potential and the quality of corporate management.

PORTFOLIO ADVISOR COMMENTARY

The fiscal year ended August 31, 2023 showed a remarkable recovery from the previous year’s market slump. The economy proved resilient, driven in part by a tight labor market, which supported consumer spending, coupled with demand related to artificial intelligence (AI). Better than expected economic growth and excitement surrounding AI pushed the Technology sector to the front of the pack during the period. Given the risk-on posture of markets this year, defensive sectors, such as Healthcare, mostly trailed on a relative basis.

Though it lagged on a relative basis, the Healthcare sector did provide solidly positive absolute returns. While Healthcare Suppliers and Healthcare facilities greatly underperformed the market last year, they were significant outperformers this year. These companies benefitted from the higher levels of medical activity and the increased volume of procedures that had been slow to ramp up post-Covid. The medical drug price segment of the Inflation Reduction Act has progressed largely as anticipated but its ultimate long-term impact remains uncertain and will continue to garner scrutiny primarily for the largest drug makers.

While we have likely seen the peak in inflation and the Federal Reserve appears to be in the final innings of its interest rate hiking campaign, the lagged impact of monetary policy means the majority of the effect has yet to be felt by the economy. We expect this headwind, combined with uncertainties such as rising geopolitical tensions with China and the continued war in Ukraine, to keep volatility in the market elevated. That said, for those willing to look beyond the next six to twelve months, we believe there is cause for optimism. Although rates have risen, they remain relatively low and certainly in a range that we believe can support growth in sectors with attractive characteristics such as Healthcare.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Amgen, Inc.	5.2%
Regeneron Pharmaceuticals, Inc.	5.1%
Cencora, Inc.	4.0%
McKesson Corporation	4.0%
Humana, Inc.	3.8%
Intuitive Surgical, Inc.	3.8%
Jazz Pharmaceuticals plc	3.8%
Cardinal Health, Inc.	3.7%
Exelixis, Inc.	3.7%
Vertex Pharmaceuticals, Inc.	3.7%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

The S&P 500® Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	1/7/03 — 8/31/23*	12.55%
Ten Year:	9/1/13 — 8/31/23*	13.99%
Five Year:	9/1/18 — 8/31/23*	9.19%
One Year:	9/1/22 — 8/31/23	23.05%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio?s prospectus dated December 28, 2022, is 2.15%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

In buying and selling securities for the Portfolio, the Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position and economic and market conditions. Factors considered include growth potential, earnings, valuation, competitive advantages and management.

PORTFOLIO ADVISOR COMMENTARY

Following a challenged 2022, US markets rallied significantly in the fiscal year ended August 31st, 2023. The period was marked by the Federal Reserve’s historic interest rate hiking campaign designed to tame extreme inflationary pressures. A myriad of additional factors also impacted the economy and markets including a banking crisis, debt-ceiling quandary, the continued war in Ukraine and increased geopolitical tensions with China. Despite these ongoing uncertainties, a strong consumer and boom in artificial intelligence (AI) allowed the economy to outpace growth expectations and drive equity prices higher.

Since reaching lows in early November, the Technology sector has significantly outperformed the broader market on the back of attractive valuations and AI driven demand. Within the industry, outperformance came from companies with the ability to harness the power and potential of artificial intelligence along with those focused on increasing efficiency through expense controls as growth moderates. Large capitalization companies in the Semiconductor and Software spaces have been the biggest beneficiaries thus far.

While inflation looks to have peaked and the Fed appears to be in the final innings of its restrictive policy moves, uncertainties remain. Looking ahead, we expect the higher-for-longer monetary policy outlook to continue to restrict economic growth and reduce inflation. The Saratoga Technology & Communications Portfolio benefitted during the period from its allocation to large cap, blue-chip technology companies, and during this seasonally slower period of the year for markets, we continue to believe that these stocks will maintain leadership. Despite their outperformance thus far in 2023, we see valuations as reasonable among these types of stocks and think their superior profitability and cash flow generation metrics are sought after characteristics during periods of economic uncertainty.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Alphabet, Inc., Class C	8.3%
Amazon.com, Inc.	7.1%
Cisco Systems, Inc.	6.4%
Microsoft Corporation	6.1%
Oracle Corporation	6.0%
Meta Platforms, Inc., Class A	5.9%
Visa, Inc., Class A	5.5%
KLA Corporation	5.2%
QUALCOMM, Inc.	4.1%
Synopsys, Inc.	4.0%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	1/7/03 — 8/31/23*	4.88%
Ten Year:	9/1/13 — 8/31/23*	(0.70)%
Five Year:	9/1/18 — 8/31/23*	0.44%
One Year:	9/1/22 — 8/31/23	15.40%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2022 is 3.22%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality companies within the energy and basic materials sectors. The Adviser’s selection process incorporates a multi-factor valuation framework, capital structure, and financial quality analysis. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, and price to operating cash flow. Valuation methodology is industry-specific within the energy and basic materials sectors. This process produces a list of eligible companies which are then subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

For the year ended August 31, 2023, the Saratoga Energy & Basic Materials Portfolio posted solid absolute and relative performance. The price of West Texas Intermediate (WTI) finished the twelve months just slightly below where it started ($90/bbl on August 31, 2022 to $84/bbl on August 31, 2023). Natural gas (Henry Hub) however, was multiples higher at the beginning of the period than at the end ($8.93/mmcf versus $2.56/mmcf), as August 2022 marked the peak of concern around natural gas shortages in Europe due to Russia’s war on Ukraine. The US economy has seen two consecutive quarters of negative growth and further downturns are likely in our opinion. Long-term inflation expectations seem firmly anchored and the Federal Reserve appears quite vigilant in assuring that remains the case, including tolerating a recession to avoid a double-top in inflation.

The portfolio’s Energy holdings (59% of portfolio weight on average during the period) returned 17.4% and accounted for about two-thirds of the portfolio’s excess return. The best stock selection was in the Exploration & Production and Refining & Marketing sub-industries, but stock selection was positive in all sub-industries. An underweight to Storage & Transportation was additive and offset the negative impact of the underweight to Equipment & Services.

The portfolio’s Basic Materials holdings (40% of portfolio weight on average during the period) returned 20.2%. Steel holdings made the greatest contribution to excess return by a wide margin, with Specialty Chemicals and Diversified Chemicals also making notable contributions. Diversified Metals & Mining was the biggest detractor in the portfolio. The underweight to Industrial Gases was a significant drag on relative return while the underweight to Fertilizers & Agricultural Chemicals helped.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Exxon Mobil Corporation	7.1%
Chevron Corporation	6.9%
New Linde plc	4.1%
Shell plc	3.9%
ConocoPhillips	3.6%
POSCO - ADR	3.3%
TotalEnergies S.E. - ADR	3.2%
Eni SpA	3.0%
Suncor Energy, Inc.	3.0%
Canadian Natural Resources Ltd.	2.7%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Smith Group Asset Management, Dallas, Texas

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	1/7/03 — 8/31/23*	3.20%
Ten Year:	9/1/13 — 8/31/23*	5.41%
Five Year:	9/1/18 — 8/31/23*	1.52%
One Year:	9/1/22 — 8/31/23	1.74%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2022 is 3.30%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Adviser employs quantitative and qualitative analysis that seeks to identify reasonably valued, high quality financial services companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The Adviser’s selection process consists of three steps. First, the Adviser reviews a series of screens utilizing the Adviser’s investment models, which are based on fundamental characteristics designed to eliminate companies that the Adviser’s research shows have a high probability of underperformance. Factors considered when reviewing the screens include a multi-factor valuation framework, earnings quality, and capital structure. The valuation framework includes, but is not limited to, analysis of price to earnings, price to sales, price to book, cash held to price and various cash flow ratios. Valuation methodology is industry-specific within the financial services sector. Next, securities that pass the initial screens are then evaluated to try to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. This process incorporates changes in earnings expectations and earnings quality analysis. Finally, these steps produce a list of eligible companies which are subjected to analysis by the Adviser to further understand each company’s business prospects and earnings potential. The Adviser uses the results of this analysis to construct the Portfolio’s security positions.

PORTFOLIO ADVISOR COMMENTARY

For the annual period ended August 31, 2023, the Saratoga Financial Service Portfolio posted positive absolute returns, but struggled on a relative basis while financial service companies significantly trailed broad market averages.

When the Federal Reserve began their tightening cycle in March 2022, the unemployment rate stood at 3.6%, exactly where it stood at the end of August 2023. We remain pessimistic about the Fed’s ability to achieve its 2% target without inflecting significant economic pain, as many of the drivers that led to low inflation are no longer present - most notably the reversal in the drive toward globalization. The Fed has made significant progress in their war on inflation, but to date they have actually fallen short of the typical retracement off an inflationary peak, despite raising rates at a pace only matched by the 1980-81 rate cycle.

There are myriad concerns facing a US and global economy that already looks to be operating only modesty above stall speed, but most of those concerns, such as shrinking money supply, inverted yield curves and tightening lending standards have been present for some time now. Nevertheless, equity markets have continued their upward march. We believe inflation will be in the range of 2-3% by year-end 2023 and that the Fed will ultimately accept this range, instead of a hard 2% target. We expect earnings to continue a modest downturn but at the median stock level it appears much of that is already priced into equity markets. While not an easy needle to thread, avoiding a deep recession in 2023 and moving toward a significant upturn in earnings in 2024 appears a likely outcome to us.

On Friday March 10, 2023, Silicon Valley Bank (“SVB”, the 16th largest U.S. bank) was shut down by regulators. Over the ensuing days Signature Bank of New York (“SBNY”) failed and fear of contagion spread across the banking sector. On March 12th, regulators (Federal Reserve and FDIC) stepped in to guarantee all deposits at the failed institutions as it became abundantly clear the impact on non-financial services companies could be quite severe. Unfortunately, this action did not fully quell the fears of consumers and over the ensuing weeks small banks (i.e., outside the twenty-five largest US banks) saw greater than $100 billion in deposit outflows while large banks saw in excess of $120 billion of deposit inflows. Given the importance of small banks in providing credit to small and mid-size businesses there seems to be little doubt that the outflow in deposits will impact credit creation and ultimately job formation. The portfolio did not hold SVB, SBNY, First Republic Bank, or Credit Suisse at any point during the fiscal year.

Regional Banks were the top performing group in the portfolio on a relative basis but the worst performing group on an absolute basis. Diversified Financial Services was the top absolute performing group on an absolute basis. Diversified Banks was the weakest performing group in the portfolio, though JP Morgan Chase (4.28%) was the top performing holding. Regional bank Truist Financial (0.38%) was the largest laggard in the portfolio. For the fiscal year period, the portfolio was positioned with an underweight to Transaction & Payment Processing Services and an overweight to Regional Banks.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/23. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Berkshire Hathaway, Inc.	10.6%
JPMorgan Chase & Company	4.3%
Bank of America Corporation	3.9%
CME Group, Inc.	3.8%
Chubb Ltd.	3.7%
Aflac, Inc.	3.4%
Citigroup, Inc.	3.3%
MetLife, Inc.	3.2%
Ameriprise Financial, Inc.	2.9%
Stifel Financial Corporation	2.9%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Composition*

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	9/1/94 — 8/31/23*	3.10%
Ten Year:	9/1/13 — 8/31/23*	0.60%
Five Year:	9/1/18 — 8/31/23*	0.62%
One Year:	9/1/22 — 8/31/23	0.19%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2022, is 2.01%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”). The Portfolio will normally invest at least 80% of its total assets in Underlying Funds which invest in investment grade fixed-income securities or mortgage pass-through securities rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, securities considered by an Underlying Fund’s adviser to be of comparable quality. In deciding which Underlying Funds to buy, hold or sell in pursuing the Portfolio’s investment objective, the Manager considers economic developments, interest rate trends, and performance history of an Underlying Fund’s management team, among other factors. The average maturity of the securities held by an Underlying Fund will generally range from three to ten years. In addition, the Portfolio may invest up to 5% of its net assets in Underlying Funds that invest in fixed-income securities of any grade, including those that are rated lower than investment grade at the time of purchase, commonly known as “junk bonds.”

PORTFOLIO ADVISOR COMMENTARY

After extremely volatile trading in February and March, the one-year treasury rate grew towards 5.5% during the summer and has since settled into a range between 5.3 - 5.5%. We generally see this treasury issue move up when inflation is high and the market is anticipating the Fed will move their target rates higher to fight said inflation. In late 2022, it seemed the market was convinced the Fed would stop pushing rates before they hit 5%; with that target well surpassed, and the effective federal funds rate over 5.3%, it seems the market is convinced we may have one more rate increase to go. After posting strong gains in 2022, three-, five-, and ten-year treasury rates spent the first two quarters of the year relatively range-bound a bit below their cycle-highs. That dynamic changed during 3Q23, as longer-term treasuries moved up mostly in tandem. In good news for the yield curve, the longer the treasury, the higher it moved during the quarter, though the yield curve remains nearly entirely inverted.

Regarding long-term corporate bonds, the quality spread as measured by Moody’s-rated Baa bonds minus Aaa bonds is reflecting a similar sentiment as yield spreads. The quality spread has historically been a good predictor of confidence in the corporate bond market and helps us establish a baseline expectation for corporate earnings. The quality spread approached a long-term low of 0.65 during June 2021 and steadily moved up for the next year and a half, reaching 1.16 in December 2022. A move back to 1.03 this quarter is an improvement, and we view this level as neutral with regard to future corporate earnings. We believe the economic environment is neutral for shorter-term bonds and negative for longer-term bonds.

The Saratoga Investment Quality Bond Portfolio utilizes Saratoga’s dynamic allocation process to allocate to the portfolio’s underlying funds. Currently the portfolio’s allocation is overweight a short-term bond strategy with a lesser allocation to an intermediate-term bond strategy and no allocation to longer-term bond strategies. This posture benefited the portfolio on a relative basis, as longer-term bonds generally provided negative returns for the period.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Short-Term Bond Index Fund, Admiral Class	88.4%
Vanguard Intermediate-Term Bond Index Fund, Admiral Class	10.0%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Composition*

The Bloomberg Intermediate U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index with less than 10 years to maturity. The index includes investment grade, US dollar-denominated, fixed-rate treasuries, government-related and corporate securities. Investors may not invest directly in the Index.

The Lipper Short-Intermediate Investment Grade Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	9/1/94 — 8/31/23*	2.21%
Ten Year:	9/1/13 — 8/31/23*	(0.10)%
Five Year:	9/1/18 — 8/31/23*	(0.65)%
One Year:	9/1/22 — 8/31/23	(1.03)%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2022, is 3.09%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (the “Underlying Funds”). As a matter of fundamental policy, the Portfolio will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Manager generally invests the Portfolio’s assets in Underlying Funds that invest in municipal obligations. There are no maturity limitations on the securities held by the Underlying Funds. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. In pursuing the Portfolio’s investment objective, the Manager has considerable leeway in deciding which Underlying Funds it buys, holds or sells on a day-to-day basis. The Underlying Fund’s adviser will invest primarily in municipal bonds rated within the four highest grades by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Inc. (“Fitch”) or, if not rated, of comparable quality in the opinion of an Underlying Fund’s adviser. An Underlying Fund may invest without limit in municipal obligations such as private activity bonds that pay interest income subject to the “alternative minimum tax,” although the Portfolio does not currently expect to invest more than 20% of its total assets in such instruments.

PORTFOLIO ADVISOR COMMENTARY

After extremely volatile trading in February and March, the one-year treasury rate grew towards 5.5% during the summer and has since settled into a range between 5.3 - 5.5%. We generally see this treasury issue move up when inflation is high and the market is anticipating the Fed will move their target rates higher to fight said inflation. In late 2022, it seemed the market was convinced the Fed would stop pushing rates before they hit 5%; with that target well surpassed, and the effective federal funds rate over 5.3%, it seems the market is convinced we may have one more rate increase to go. After posting strong gains in 2022, three-, five-, and ten-year treasury rates spent the first two quarters of the year relatively range- bound a bit below their cycle-highs. That dynamic changed during 3Q23, as longer-term treasuries moved up mostly in tandem. In good news for the yield curve, the longer the treasury, the higher it moved during the quarter, though the yield curve remains nearly entirely inverted.

We believe the economic environment is neutral for shorter-term bonds and negative for longer-term bonds. The Saratoga Municipal Bond Portfolio utilizes Saratoga’s dynamic allocation process to allocate to the portfolio’s underlying funds. Currently the portfolio’s allocation is overweight an intermediate-term bond strategy with a lesser allocation to a short-term bond strategy and no allocation to longer- term bond strategies. This posture benefited the portfolio on a relative basis, as longer-term bonds generally provided negative returns for the period.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MUNICIPAL BOND PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Intermediate-Term Tax Exempt Fund, Admiral Class	55.6%
Vanguard Short-Term Tax-Exempt Fund, Admiral Class	41.2%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Composition*

The Bloomberg Municipal Bond Index consist of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristic: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Bloomber Index is an unmanaged index which does not include fees and expenses. Investors may not invest directly in the Index.

The Lipper Intermediate Municipal Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed and it is not possible to invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield[1]	U.S. Government Money Market Portfolio (Class I)
8/31/23	4.17%

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	9/1/94 — 8/31/23*	1.70%
Ten Year:	9/1/13 — 8/31/23*	0.48%
Five Year:	9/1/18 — 8/31/23*	0.90%
One Year:	9/1/22 — 8/31/23	3.24%

[1]	The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2022, is 1.11%.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	1/4/18 — 8/31/23*+	5.11%
Five Year:	9/1/18 — 8/31/23*	5.06%
One Year:	9/1/22 — 8/31/23	7.50%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2022 is 3.16%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”) . The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. The target allocations are: approximately 35%-95% of the Portfolio’s assets to core equity investments; 7.5%-30% to sector equity investments; 2%-55% to fixed income investments; 2.5%-55% to money market investments; and 4%-40% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are effecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

The annual period ended August 31, 2023 was marked by low GDP growth, multiple quarters of negative earnings growth, and an economy that felt the impact of tight Federal Reserve policy in nearly every facet of the macro-economic environment. Looking at the main components of GDP during the past four quarters, Personal Consumption Expenditures (PCE) advanced moderately while Gross Private Domestic Investment (GPDI) fell. Within GPDI, fixed investment in the residential sector fell nearly 15%, easily the worst performing major sector in the annual period GDP picture. Government spending, which accounts for both consumption and gross investment, bounced back over 4% after a year of negative growth. Though the United States continues to run large trade deficits, net exports impacted GDP positively during the period as exports grew and imports, especially of goods, fell.

We rely on over fifty macroeconomic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of August 31, 2023, we believe monetary policy statistics are negative for equities and longer-term bonds, while being neutral for shorter-term bonds. Interest rate statistics are now neutral for equities and shorter-term bonds, while being negative for longer-term bonds. Valuation statistics are neutral for equites. Inflation statistics are negative for equities, neutral for shorter-term bonds, and negative for longer-term bonds.

Saratoga’s asset allocation portfolios made some adjustments during the period, while leaving other previous allocation weightings intact. An overweight to mid and small caps relative to overall equity exposure, as well as an overweight to fixed income relative to equities and cash equivalents remained unchanged. Within the bond portion of the portfolios, the ultra-short-term bond position was exchanged for a short-term bond position and a small allocation to an intermediate-term bond position, as the portfolios moved from a roughly one-year duration target to a roughly three-year duration target. Within the equity portion of the portfolios, where large cap value had been favored to large cap growth, we maintained a value-tilt but brought the ratio between value and growth closer to even.

During the annual period, the portfolio’s high relative allocation to cash and shorter- term bonds versus longer-term bonds had a positive impact on relative performance. Likewise, the portfolio benefitted from using a real return strategy to reduce its dependency on bonds and cash. An underweight to equities overall, and foreign equities specifically, hurt relative performance; US large, mid and small caps performed well during the period and developed international equity markets performed even better. Though domestic growth stocks saw significant gains during the period, that dynamic played out mostly in the small and mid cap space, and the portfolio’s overweight to large cap value over large cap growth remained a positive relative contributor to performance.

INVESTMENT REVIEW

AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Saratoga Large Capitalization Value Portfolio, Class I	16.6%
Saratoga Large Capitalization Growth Portfolio, Class I	15.1%
Saratoga Mid Capitalization Portfolio, Class I	10.4%
Vanguard Short-Term Bond Index Fund, Admiral Class	10.2%
Eaton Vance Global Macro Absolute Return Fund, Class I	9.7%
Saratoga Small Capitalization Portfolio, Class I	8.6%
Vanguard Total International Stock Index Fund, Admiral Class	6.5%
Saratoga Health & Biotechnology Portfolio, Class I	3.9%
Saratoga Technology & Communications Portfolio, Class I	3.7%
Saratoga Energy & Basic Materials Portfolio, Class I	3.3%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Composition*

Morningstar’s Moderate Aggressive Allocation Category consists of asset allocation mutual funds and ETFs that generally invest 70-85% of their portfolios in equities; investors cannot invest directly in the category.

The Morningstar Moderately Aggressive Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Aggressive Balanced Allocation Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Aggressive Balanced Allocation Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of multiple asset classes generally or in the Aggressive Balanced Allocation Portfolio in particular or the ability of the Morningstar Moderate Aggressive Allocation Category and/or Morningstar Moderately Aggressive Target Risk Index to track general market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR MODERATE AGGRESSIVE ALLOCATION CATEGORY OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INVESTMENT REVIEW

CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	1/4/18 — 8/31/23*+	3.85%
Five Year:	9/1/18 — 8/31/23*	3.80%
One Year:	9/1/22 — 8/31/23	4.26%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2022 is 2.69%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. The target allocations are: approximately 5%-65% of the Portfolio’s assets to core equity investments; 8%-75% to fixed income investments; 10%- 75% to money market investments; and 2%-30% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are affecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISOR COMMENTARY

The annual period ended August 31, 2023 was marked by low GDP growth, multiple quarters of negative earnings growth, and an economy that felt the impact of tight Federal Reserve policy in nearly every facet of the macro-economic environment. Looking at the main components of GDP during the past four quarters, Personal Consumption Expenditures (PCE) advanced moderately while Gross Private Domestic Investment (GPDI) fell. Within GPDI, fixed investment in the residential sector fell nearly 15%, easily the worst performing major sector in the annual period GDP picture. Government spending, which accounts for both consumption and gross investment, bounced back over 4% after a year of negative growth. Though the United States continues to run large trade deficits, net exports impacted GDP positively during the period as exports grew and imports, especially of goods, fell.

We rely on over fifty macroeconomic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of August 31, 2023, we believe monetary policy statistics are negative for equities and longer-term bonds, while being neutral for shorter-term bonds. Interest rate statistics are now neutral for equities and shorter-term bonds, while being negative for longer-term bonds. Valuation statistics are neutral for equites. Inflation statistics are negative for equities, neutral for shorter-term bonds, and negative for longer-term bonds.

Saratoga’s asset allocation portfolios made some adjustments during the period, while leaving other previous allocation weightings intact. An overweight to mid and small caps relative to overall equity exposure, as well as an overweight to fixed income relative to equities and cash equivalents remained unchanged. Within the bond portion of the portfolios, the ultra-short-term bond position was exchanged for a short-term bond position and a small allocation to an intermediate-term bond position, as the portfolios moved from a roughly one-year duration target to a roughly three-year duration target. Within the equity portion of the portfolios, where large cap value had been favored to large cap growth, we maintained a value-tilt but brought the ratio between value and growth closer to even.

During the annual period, the portfolio’s high relative allocation to cash and shorter- term bonds versus longer-term bonds had a positive impact on relative performance. Likewise, the portfolio benefitted from using a real return strategy to reduce its dependency on bonds and cash. An underweight to equities overall, and foreign equities specifically, hurt relative performance; US large, mid and small caps performed well during the period and developed international equity markets performed even better. Though domestic growth stocks saw significant gains during the period, that dynamic played out mostly in the small and mid cap space, and the portfolio’s overweight to large cap value over large cap growth remained a positive relative contributor to performance.

INVESTMENT REVIEW

CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Short-Term Bond Index Fund, Admiral Class	27.7%
Saratoga Large Capitalization Value Portfolio, Class I	12.5%
Saratoga Large Capitalization Growth Portfolio, Class I	11.4%
Saratoga Mid Capitalization Portfolio, Class I	7.8%
Eaton Vance Global Macro Absolute Return Fund, Class I	7.5%
Vanguard Intermediate-Term Bond Index Fund, Admiral Class	4.1%
Saratoga Small Capitalization Portfolio, Class I	1.8%
Vanguard Total International Stock Index Fund, Admiral Class	1.0%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Composition*

Morningstar’s Moderate Conservative Allocation Category consists of asset allocation mutual funds and ETFs that generally invest 30-50% of their portfolios in equities; investors cannot invest directly in the category.

The Morningstar Moderately Conservative Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Conservative Balanced Allocation Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Conservative Balanced Allocation Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of stocks and bonds generally or in the Conservative Balanced Allocation Portfolio in particular or the ability of the Morningstar Moderate Conservative Allocation Category and/or Morningstar Moderately Conservative Target Risk Index to track general stocks and market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR MODERATE CONSERVATIVE ALLOCATION CATEGORY OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INVESTMENT REVIEW

MODERATE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	1/4/18 — 8/31/23*+	5.04%
Five Year:	9/1/18 — 8/31/23*	4.96%
One Year:	9/1/22 — 8/31/23	5.73%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2022 is 2.97%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”) . The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. The target allocations are: approximately 20%-82.5% of the Portfolio’s assets to core equity investments; 2.5%-25% to sector equity investments; 6%-65% to fixed income investments; 7%- 65% to money market investments; and 3%-35% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are affecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

The annual period ended August 31, 2023 was marked by low GDP growth, multiple quarters of negative earnings growth, and an economy that felt the impact of tight Federal Reserve policy in nearly every facet of the macro-economic environment. Looking at the main components of GDP during the past four quarters, Personal Consumption Expenditures (PCE) advanced moderately while Gross Private Domestic Investment (GPDI) fell. Within GPDI, fixed investment in the residential sector fell nearly 15%, easily the worst performing major sector in the annual period GDP picture. Government spending, which accounts for both consumption and gross investment, bounced back over 4% after a year of negative growth. Though the United States continues to run large trade deficits, net exports impacted GDP positively during the period as exports grew and imports, especially of goods, fell.

We rely on over fifty macroeconomic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of August 31, 2023, we believe monetary policy statistics are negative for equities and longer-term bonds, while being neutral for shorter-term bonds. Interest rate statistics are now neutral for equities and shorter-term bonds, while being negative for longer-term bonds. Valuation statistics are neutral for equites. Inflation statistics are negative for equities, neutral for shorter-term bonds, and negative for longer-term bonds.

Saratoga’s asset allocation portfolios made some adjustments during the period, while leaving other previous allocation weightings intact. An overweight to mid and small caps relative to overall equity exposure, as well as an overweight to fixed income relative to equities and cash equivalents remained unchanged. Within the bond portion of the portfolios, the ultra-short-term bond position was exchanged for a short-term bond position and a small allocation to an intermediate-term bond position, as the portfolios moved from a roughly one-year duration target to a roughly three-year duration target. Within the equity portion of the portfolios, where large cap value had been favored to large cap growth, we maintained a value-tilt but brought the ratio between value and growth closer to even.

During the annual period, the portfolio’s high relative allocation to cash and shorter- term bonds versus longer-term bonds had a positive impact on relative performance. Likewise, the portfolio benefitted from using a real return strategy to reduce its dependency on bonds and cash. An underweight to equities overall, and foreign equities specifically, hurt relative performance; US large, mid and small caps performed well during the period and developed international equity markets performed even better. Though domestic growth stocks saw significant gains during the period, that dynamic played out mostly in the small and mid cap space, and the portfolio’s overweight to large cap value over large cap growth remained a positive relative contributor to performance.

INVESTMENT REVIEW

MODERATE BALANCED ALLOCATION PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Short-Term Bond Index Fund, Admiral Class	19.6%
Saratoga Large Capitalization Value Portfolio, Class I	16.9%
Saratoga Large Capitalization Growth Portfolio, Class I	15.4%
Saratoga Mid Capitalization Portfolio, Class I	10.7%
Eaton Vance Global Macro Absolute Return Fund, Class I	7.7%
Vanguard Small-Cap Index Fund, Admiral Class	3.8%
Vanguard Total International Stock Index Fund, Admiral Class	2.4%
Saratoga Technology & Communications Portfolio, Class I	2.2%
Saratoga Health & Biotechnology Portfolio, Class I	2.1%
Vanguard Intermediate-Term Bond Index Fund, Admiral Class	2.0%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Composition*

Morningstar’s Moderate Allocation Category consists of asset allocation mutual funds and ETFs that generally invest 50-70% of their portfolios in equities; investors cannot invest directly in the category.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Moderate Balanced Allocation Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Moderate Balanced Allocation Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of stocks and bonds generally or in the Moderate Balanced Allocation Portfolio in particular or the ability of the Morningstar Moderate Allocation Category and/or Morningstar Moderate Target Risk Index to track general stocks and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR MODERATE ALLOCATION CATEGORY OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INVESTMENT REVIEW

MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	1/4/18 — 8/31/23*+	4.77%
Five Year:	9/1/18 — 8/31/23*	4.75%
One Year:	9/1/22 — 8/31/23	6.23%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 4, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2023 is 3.14%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”). The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, sector equity, fixed income, money market and alternative investments. The target allocations are: approximately 30%-90% of the Portfolio’s assets to core equity investments; 5%-27.5% to sector equity investments; 3%-60% to fixed income investments; 5%-60% to money market investments; and 3.5%-37.5% to alternative investments. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are affecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions. The sectors in which the Portfolio typically invests include: health and biotechnology, technology and communications, financial services, energy and basic materials and global real estate.

PORTFOLIO ADVISOR COMMENTARY

The annual period ended August 31, 2023 was marked by low GDP growth, multiple quarters of negative earnings growth, and an economy that felt the impact of tight Federal Reserve policy in nearly every facet of the macro-economic environment. Looking at the main components of GDP during the past four quarters, Personal Consumption Expenditures (PCE) advanced moderately while Gross Private Domestic Investment (GPDI) fell. Within GPDI, fixed investment in the residential sector fell nearly 15%, easily the worst performing major sector in the annual period GDP picture. Government spending, which accounts for both consumption and gross investment, bounced back over 4% after a year of negative growth. Though the United States continues to run large trade deficits, net exports impacted GDP positively during the period as exports grew and imports, especially of goods, fell.

We rely on over fifty macroeconomic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of August 31, 2023, we believe monetary policy statistics are negative for equities and longer-term bonds, while being neutral for shorter-term bonds. Interest rate statistics are now neutral for equities and shorter-term bonds, while being negative for longer-term bonds. Valuation statistics are neutral for equites. Inflation statistics are negative for equities, neutral for shorter-term bonds, and negative for longer-term bonds.

Saratoga’s asset allocation portfolios made some adjustments during the period, while leaving other previous allocation weightings intact. An overweight to mid and small caps relative to overall equity exposure, as well as an overweight to fixed income relative to equities and cash equivalents remained unchanged. Within the bond portion of the portfolios, the ultra-short-term bond position was exchanged for a short-term bond position and a small allocation to an intermediate-term bond position, as the portfolios moved from a roughly one-year duration target to a roughly three-year duration target. Within the equity portion of the portfolios, where large cap value had been favored to large cap growth, we maintained a value-tilt but brought the ratio between value and growth closer to even.

During the annual period, the portfolio’s high relative allocation to cash and shorter- term bonds versus longer-term bonds had a positive impact on relative performance. Likewise, the portfolio benefitted from using a real return strategy to reduce its dependency on bonds and cash. An underweight to equities overall, and foreign equities specifically, hurt relative performance; US large, mid and small caps performed well during the period and developed international equity markets performed even better. Though domestic growth stocks saw significant gains during the period, that dynamic played out mostly in the small and mid cap space, and the portfolio’s overweight to large cap value over large cap growth remained a positive relative contributor to performance.

INVESTMENT REVIEW

MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Short-Term Bond Index Fund, Admiral Class	16.5%
Saratoga Large Capitalization Value Portfolio, Class I	15.6%
Saratoga Large Capitalization Growth Portfolio, Class I	14.2%
Saratoga Mid Capitalization Portfolio, Class I	10.6%
Eaton Vance Global Macro Absolute Return Fund, Class I	8.5%
Saratoga Small Capitalization Portfolio, Class I	5.9%
Vanguard Total International Stock Index Fund, Admiral Class	3.9%
Saratoga Energy & Basic Materials Portfolio, Class I	2.7%
Saratoga Health & Biotechnology Portfolio, Class I	2.6%
Saratoga Technology & Communications Portfolio, Class I	2.5%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Composition*

Morningstar’s Moderate Allocation Category consists of asset allocation mutual funds and ETFs that generally invest 50-70% of their portfolios in equities; investors cannot invest directly in the category.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Moderately Aggressive Balanced Allocation Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Moderately Aggressive Balanced Allocation Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of stocks and bonds generally or in the Moderately Aggressive Balanced Allocation Portfolio in particular or the ability of Morningstar Moderate Allocation Category and/or Morningstar Moderate Target Risk Index to track general stocks and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR MODERATE ALLOCATION CATEGORY OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

INVESTMENT REVIEW

MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

Advised by: Saratoga Capital Management, LLC, Avondale, Arizona

Objective: The Portfolio seeks total return consisting of capital appreciation and income.

Total Aggregate Return for the Year Ended August 31, 2023
		Class I
Inception:	1/10/18 — 8/318/23*+	4.34%
Five Year:	9/1/18 — 8/31/23*	4.35%
One Year:	9/1/22 — 8/31/23	5.62%

*	Annualized performance for periods greater than one year.

+	Commencement of offering is December 29, 2017. Start of performance is January 10, 2018.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 28, 2022 is 3.21%.

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The Portfolio is a “fund of funds.” The Portfolio’s main investment strategy is to invest in other Saratoga Advantage Trust mutual funds (the “Saratoga Funds”) and/or unaffiliated registered investment companies and exchange-traded funds (“ETFs”) (together with the Saratoga Funds, the “Underlying Funds”) . The Portfolio’s Manager allocates the Portfolio’s investments in Underlying Funds based on a propriety asset allocation model developed by the Manager (the “SaratogaSHARP® model”). Consistent with the SaratogaSHARP® model, the Manager allocates the Portfolio’s investments based on an analysis of capital markets that includes an examination of current economic conditions, historical asset class behavior and current market assumptions. In constructing the Portfolio, the Manager typically allocates assets among asset classes in the following investment categories: core equity, fixed income, money market and alternative investments. The target allocations are: approximately 10%-75% of the Portfolio’s assets to core equity investments; 7%-70% to fixed income investments; 8.5%-70% to money market investments; and 2.5%-32.5% to alternative investments. The Manager does not currently intend to allocate any of the Portfolio’s assets to sector equity investments; however, it may do so in the future. The Portfolio will invest in equity, fixed income and alternative instruments through its investments in the Underlying Funds. The Manager regularly evaluates how individual economic sectors and statistics are affecting the general economy and markets in order to develop the asset allocation parameters. Accordingly, asset allocation parameters may vary widely over time in response to changing market and/or economic conditions.

PORTFOLIO ADVISOR COMMENTARY

The annual period ended August 31, 2023 was marked by low GDP growth, multiple quarters of negative earnings growth, and an economy that felt the impact of tight Federal Reserve policy in nearly every facet of the macro-economic environment. Looking at the main components of GDP during the past four quarters, Personal Consumption Expenditures (PCE) advanced moderately while Gross Private Domestic Investment (GPDI) fell. Within GPDI, fixed investment in the residential sector fell nearly 15%, easily the worst performing major sector in the annual period GDP picture. Government spending, which accounts for both consumption and gross investment, bounced back over 4% after a year of negative growth. Though the United States continues to run large trade deficits, net exports impacted GDP positively during the period as exports grew and imports, especially of goods, fell.

We rely on over fifty macroeconomic indicators when assembling our allocation strategy for the Saratoga Asset Allocation Portfolios. These indicators fall into four categories: monetary policy, interest rates, valuations, and inflation. As of August 31, 2023, we believe monetary policy statistics are negative for equities and longer-term bonds, while being neutral for shorter-term bonds. Interest rate statistics are now neutral for equities and shorter-term bonds, while being negative for longer-term bonds. Valuation statistics are neutral for equites. Inflation statistics are negative for equities, neutral for shorter-term bonds, and negative for longer-term bonds.

Saratoga’s asset allocation portfolios made some adjustments during the period, while leaving other previous allocation weightings intact. An overweight to mid and small caps relative to overall equity exposure, as well as an overweight to fixed income relative to equities and cash equivalents remained unchanged. Within the bond portion of the portfolios, the ultra-short-term bond position was exchanged for a short-term bond position and a small allocation to an intermediate-term bond position, as the portfolios moved from a roughly one-year duration target to a roughly three-year duration target. Within the equity portion of the portfolios, where large cap value had been favored to large cap growth, we maintained a value-tilt but brought the ratio between value and growth closer to even.

During the annual period, the portfolio’s high relative allocation to cash and shorter- term bonds versus longer-term bonds had a positive impact on relative performance. Likewise, the portfolio benefitted from using a real return strategy to reduce its dependency on bonds and cash. An underweight to equities overall, and foreign equities specifically, hurt relative performance; US large, mid and small caps performed well during the period and developed international equity markets performed even better. Though domestic growth stocks saw significant gains during the period, that dynamic played out mostly in the small and mid cap space, and the portfolio’s overweight to large cap value over large cap growth remained a positive relative contributor to performance.

INVESTMENT REVIEW

MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*

% of
Company	Net Assets
Vanguard Short-Term Bond Index Fund, Admiral Class	23.8%
Saratoga Large Capitalization Value Portfolio, Class I	16.1%
Saratoga Large Capitalization Growth Portfolio, Class I	14.8%
Saratoga Mid Capitalization Portfolio, Class I	11.1%
Eaton Vance Global Macro Absolute Return Fund, Class I	7.7%
Saratoga Small Capitalization Portfolio, Class I	5.6%
Vanguard Intermediate-Term Bond Index Fund, Admiral Class	3.8%
Vanguard Total International Stock Index Fund, Admiral Class	3.7%

*	Based on total net assets as of August 31, 2023.

Excludes short-term investments.

Portfolio Composition*

Morningstar’s Moderate Allocation Category consists of asset allocation mutual funds and ETFs that generally invest 50-70% of their portfolios in equities; investors cannot invest directly in the category.

The Morningstar Moderate Target Risk Index represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek average exposure to equity market risk and returns.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

Moderately Conservative Balanced Allocation Portfolio is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Moderately Conservative Balanced Allocation Portfolio or any member of the public regarding the advisability of investing in mutual funds comprised of stocks and bonds generally or in the Moderately Conservative Balanced Allocation Portfolio in particular or the ability of the Morningstar Moderate Allocation Category and/or Morningstar Moderate Target Risk Index to track general stocks and bonds market performance.

THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE MORNINGSTAR MODERATE ALLOCATION CATEGORY OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 88.4%
	AEROSPACE & DEFENSE - 3.4%
8,352	RTX Corporation	$718,606

	ASSET MANAGEMENT - 8.2%
91,893	Blue Owl Capital, Inc.	1,098,121
10,915	Charles Schwab Corporation (The)	645,622
		1,743,743
	COMMERCIAL SUPPORT SERVICES - 4.6%
5,813	Clean Harbors, Inc.(a)	984,373

	CONSTRUCTION MATERIALS - 2.8%
4,693	Advanced Drainage Systems, Inc.	601,455

	ELECTRICAL EQUIPMENT - 7.2%
54,068	API Group Corporation(a)	1,522,014

	ENTERTAINMENT CONTENT - 4.5%
28,879	Warner Music Group Corporation	961,671

	HEALTH CARE FACILITIES & SERVICES - 16.7%
6,902	Cencora, Inc.	1,214,614
6,412	Charles River Laboratories International, Inc.(a)	1,326,130
1,936	Chemed Corporation	990,148
		3,530,892
	LEISURE FACILITIES & SERVICES - 0.1%
711	Liberty Media Corp-Liberty Live(a)	23,925

	MEDICAL EQUIPMENT & DEVICES - 2.1%
1,666	Danaher Corporation	441,490

	PUBLISHING & BROADCASTING - 10.6%
16,619	Liberty Media Corp-Liberty Formula One(a)	1,143,221
11,393	World Wrestling Entertainment, Inc., Class A	1,099,994
		2,243,215

See accompanying notes to financial statements.

SARATOGA LARGE CAPITALIZATION VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued) August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 88.4% (Continued)
	REAL ESTATE SERVICES - 4.6%
11,531	CBRE Group, Inc., Class A(a)	$980,712

	SEMICONDUCTORS - 4.7%
10,003	ON Semiconductor Corporation(a)	984,895

	SPECIALTY FINANCE - 4.6%
11,393	Walker & Dunlop, Inc.	972,279

	TECHNOLOGY HARDWARE - 5.1%
39,085	Flex Ltd.(a)	1,078,355

	TECHNOLOGY SERVICES - 5.4%
3,486	CACI International, Inc., Class A(a)	1,143,443

	TRANSPORTATION EQUIPMENT - 3.8%
7,169	Westinghouse Air Brake Technologies Corporation	806,656

	TOTAL COMMON STOCKS (Cost $16,744,817)	18,737,724

	SHORT-TERM INVESTMENT — 13.6%
	MONEY MARKET FUNDS - 13.6%
2,875,114	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.30% (Cost $2,875,114)(b)	2,875,114

	TOTAL INVESTMENTS - 102.0% (Cost $19,619,931)	$21,612,838
	LIABILITIES IN EXCESS OF OTHER ASSETS - (2.0)%	(429,118)
	NET ASSETS - 100.0%	$21,183,720

Ltd. - Limited Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.0%
	ADVERTISING & MARKETING - 0.5%
1,670	Trade Desk, Inc. (The), Class A(a)	$133,650

	ASSET MANAGEMENT - 1.9%
5,340	Apollo Global Management, Inc.	466,396

	AUTOMOTIVE - 1.3%
1,231	Tesla, Inc.(a)	317,696

	BEVERAGES - 2.6%
2,874	Coca-Cola Company (The)	171,951
2,613	PepsiCo, Inc.	464,905
		636,856
	BIOTECHNOLOGY & PHARMACEUTICALS - 2.1%
810	AbbVie, Inc.	119,038
440	Eli Lilly and Company	243,848
1,389	Neurocrine Biosciences, Inc.(a)	151,248
		514,134
	DIVERSIFIED INDUSTRIALS - 2.6%
4,560	General Electric Company	521,938
512	Illinois Tool Works, Inc.	126,643
		648,581
	E-COMMERCE DISCRETIONARY - 4.4%
7,825	Amazon.com, Inc.(a)	1,079,928

	ENTERTAINMENT CONTENT - 1.8%
3,650	Electronic Arts, Inc.	437,927

	HEALTH CARE FACILITIES & SERVICES - 7.2%
5,350	Cardinal Health, Inc.	467,216
3,920	DaVita, Inc.(a)	401,486
1,194	McKesson Corp.	492,310
1,310	Molina Healthcare, Inc.(a)	406,257
		1,767,269

See accompanying notes to financial statements.

SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.0% (Continued)
	HOME CONSTRUCTION - 2.2%
86	NVR, Inc.(a)	$548,450

	HOUSEHOLD PRODUCTS - 0.9%
1,420	Clorox Company (The)	222,159

	INFRASTRUCTURE REIT - 0.7%
965	American Tower Corporation, Class A	174,974

	INSURANCE - 3.8%
6,900	Arch Capital Group Ltd.(a)	530,334
1,153	Everest Group Ltd.	415,864
		946,198
	INTERNET MEDIA & SERVICES - 11.2%
4,472	Airbnb, Inc., Class A(a)	588,292
4,240	Alphabet, Inc., Class A(a)	577,361
4,215	Alphabet, Inc., Class C(a)	578,930
153	Booking Holdings, Inc.(a)	475,070
1,780	Meta Platforms, Inc., Class A(a)	526,684
		2,746,337
	LEISURE FACILITIES & SERVICES - 4.9%
610	Domino’s Pizza, Inc.	236,314
5,614	Live Nation Entertainment, Inc.(a)	474,551
1,344	Marriott International, Inc., Class A	273,518
2,360	Royal Caribbean Cruises Ltd.(a)	233,498
		1,217,881
	MACHINERY - 0.5%
400	Caterpillar, Inc.	112,452

	SELF-STORAGE REIT - 0.3%
230	Public Storage	63,567

	SEMICONDUCTORS - 8.2%
1,475	Advanced Micro Devices, Inc.(a)	155,937
1,274	Applied Materials, Inc.	194,616

See accompanying notes to financial statements.

SARATOGA LARGE CAPITALIZATION GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.0% (Continued)
	SEMICONDUCTORS - 8.2% (Continued)
255	Broadcom, Inc.	$235,337
2,439	NVIDIA Corporation	1,203,769
2,085	QUALCOMM, Inc.	238,795
		2,028,454
	SOFTWARE - 21.0%
280	Adobe, Inc.(a)	156,615
2,575	Crowdstrike Holdings, Inc., Class A(a)	419,802
6,874	Fortinet, Inc.(a)	413,884
7,181	Microsoft Corporation	2,353,645
11,100	Nutanix, Inc., Class A(a)	345,210
2,208	Palo Alto Networks, Inc.(a)	537,206
620	Salesforce, Inc.(a)	137,305
1,891	Splunk, Inc.(a)	229,303
1,014	Synopsys, Inc.(a)	465,315
600	Veeva Systems, Inc., Class A(a)	125,220
		5,183,505
	TECHNOLOGY HARDWARE - 14.5%
13,877	Apple, Inc.	2,607,072
2,700	Arista Networks, Inc.(a)	527,121
12,135	Pure Storage, Inc., Class A(a)	444,020
		3,578,213
	TECHNOLOGY SERVICES - 5.1%
785	Automatic Data Processing, Inc.	199,869
356	Gartner, Inc.(a)	124,486
3,894	Paychex, Inc.	475,964
3,155	Shift4 Payments, Inc.(a),(c)	179,172
1,140	Visa, Inc., Class A	280,075
		1,259,566
	WHOLESALE - DISCRETIONARY - 1.3%
7,142	Copart, Inc.(a)	320,176

	TOTAL COMMON STOCKS (Cost $18,882,535)	24,404,369

See accompanying notes to financial statements.

SARATOGA LARGE CAPITALIZATION GROWTH
PORTFOLIO SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENT — 1.3%
	MONEY MARKET FUND - 1.3%
320,021	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.30% (Cost $320,021)(b)	$320,021

	TOTAL INVESTMENTS - 100.3% (Cost $19,202,556)	$24,724,390
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%	(82,099)
	NET ASSETS - 100.0%	$24,642,291

Ltd. - Limited Company

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

(c)	All or a portion of the security is on loan. The total fair value of the securities on loan as of August 31, 2023 was $177,355. Collateral received from the borrower not disclosed in the schedule of investments had a value of $181,835 on August 31, 2023.

See accompanying notes to financial statements.

SARATOGA MID CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 98.7%
	APPAREL & TEXTILE PRODUCTS - 0.5%
1,010	Skechers USA, Inc., Class A(a)	$50,813

	ASSET MANAGEMENT - 2.9%
833	Apollo Global Management, Inc.	72,754
335	Ares Management Corporation, Class A	34,652
7,228	Brightsphere Investment Group, Inc.	149,692
525	Raymond James Financial, Inc.	54,910
		312,008
	BANKING - 0.7%
2,575	Bank of NT Butterfield & Son Ltd. (The)	74,984

	CHEMICALS - 1.4%
290	Avery Dennison Corporation	54,630
1,715	Axalta Coating Systems Ltd.(a)	48,535
470	LyondellBasell Industries N.V., Class A	46,422
		149,587
	COMMERCIAL SUPPORT SERVICES - 4.4%
1,320	Aramark	49,078
3,000	Republic Services, Inc.	432,390
		481,468
	CONSTRUCTION MATERIALS - 2.2%
1,130	Vulcan Materials Company	246,622

	CONSUMER SERVICES - 0.8%
720	Grand Canyon Education, Inc.(a)	84,420

	CONTAINERS & PACKAGING - 1.0%
1,160	Crown Holdings, Inc.	107,486

	ELECTRIC UTILITIES - 11.2%
4,270	Alliant Energy Corporation	214,226
2,690	Ameren Corporation	213,236
3,815	CMS Energy Corporation	214,365
2,105	Evergy, Inc.	115,712

See accompanying notes to financial statements.

SARATOGA MID CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 98.7% (Continued)
	ELECTRIC UTILITIES - 11.2% (Continued)
8,110	Vistra Corporation	$254,816
2,540	WEC Energy Group, Inc.	213,665
		1,226,020
	ELECTRICAL EQUIPMENT - 5.7%

485	Allegion plc	55,198
1,410	AMETEK, Inc.	224,908
140	Hubbell, Inc.	45,647
2,320	nVent Electric PLC	131,173
1,900	Otis Worldwide Corporation	162,545
		619,471
	ENGINEERING & CONSTRUCTION - 1.4%
3,780	WillScot Mobile Mini Holdings Corporation(a)	155,056

	HEALTH CARE FACILITIES & SERVICES - 6.1%
2,405	AmerisourceBergen Corporation	423,232
1,120	IQVIA Holdings, Inc.(a)	249,346
		672,578
	HOME CONSTRUCTION - 0.6%
1,845	AZEK Company, Inc. (The)(a)	62,748

	HOUSEHOLD PRODUCTS - 2.3%
2,575	Church & Dwight Company, Inc.	249,183

	INDUSTRIAL REIT - 3.5%
2,145	EastGroup Properties, Inc.	385,306

	INDUSTRIAL SUPPORT SERVICES - 0.3%
195	SiteOne Landscape Supply, Inc.(a)	33,382

	INSTITUTIONAL FINANCIAL SERVICES - 4.0%
1,080	Cboe Global Markets, Inc.	161,687
5,315	Nasdaq, Inc.	278,931
		440,618

 See accompanying notes to financial statements.

SARATOGA MID CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 98.7% (Continued)
	INSURANCE - 5.3%
1,025	Allstate Corporation (The)	$110,505
1,065	Arthur J Gallagher & Company	245,461
1,545	Reinsurance Group of America, Inc.	214,168
		570,134
	LEISURE PRODUCTS - 0.9%
455	Axon Enterprise, Inc.(a)	96,874

	MACHINERY - 0.9%
1,030	Crane Company	93,854

	MEDICAL EQUIPMENT & DEVICES - 3.7%
365	Agilent Technologies, Inc.	44,191
2,745	Avantor, Inc.(a)	59,429
900	Bruker Corporation	59,040
360	Cooper Companies, Inc. (The)	133,196
1,435	Hologic, Inc.(a)	107,252
		403,108
	METALS & MINING - 0.6%
3,645	Constellium S.E.(a)	65,610

	OIL & GAS PRODUCERS - 5.8%
1,390	Diamondback Energy, Inc.	210,974
1,360	Hess Corporation	210,120
915	Pioneer Natural Resources Company	217,706
		638,800
	PUBLISHING & BROADCASTING - 1.0%
670	Nexstar Media Group, Inc.	109,076

	RETAIL - DISCRETIONARY - 5.0%
182	AutoZone, Inc.(a)	460,703
245	Ulta Beauty, Inc.(a)	101,682
		562,385
	SEMICONDUCTORS - 3.6%
1,465	Marvell Technology, Inc.	85,336

See accompanying notes to financial statements.

SARATOGA MID CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 98.7% (Continued)
	SEMICONDUCTORS - 3.6% (Continued)
425	Monolithic Power Systems, Inc.	$221,515
840	ON Semiconductor Corporation(a)	82,706
		389,557
	SOFTWARE - 4.9%
4,535	SS&C Technologies Holdings, Inc.	260,400
690	Tyler Technologies, Inc.(a)	274,916
		535,316
	SPECIALTY FINANCE - 1.8%
19,550	New Residential Investment Corporation	201,561

	TECHNOLOGY HARDWARE - 2.3%
890	Motorola Solutions, Inc.	252,377

	TECHNOLOGY SERVICES - 10.9%
880	CACI International, Inc., Class A(a)	288,649
650	CDW Corporation	137,248
200	Equifax, Inc.	41,340
790	FactSet Research Systems, Inc.	344,764
3,395	MAXIMUS, Inc.	274,384
170	MSCI, Inc.	92,415
		1,178,800

	WHOLESALE - CONSUMER STAPLES - 3.0%
5,285	Performance Food Group Company(a)	328,357

	TOTAL COMMON STOCKS (Cost $8,395,885)	10,777,559

See accompanying notes to financial statements.

SARATOGA MID CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENT — 1.2%
	MONEY MARKET FUND - 1.2%
131,204	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.30% (Cost $131,204)(b)	$131,204

	TOTAL INVESTMENTS - 99.9% (Cost $8,527,089)	$10,908,763
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.1%	12,428
	NET ASSETS - 100.0%	$10,921,191

LTD - Limited Company

MSCI - Morgan Stanley Capital International

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 95.7%
	APPAREL & TEXTILE PRODUCTS - 0.7%
470	Crocs, Inc.(a)	$45,750

	ASSET MANAGEMENT - 1.0%
1,657	Artisan Partners Asset Management, Inc., Class A	63,662

	BANKING - 2.7%
643	City Holding Company	58,744
2,868	Home BancShares, Inc.	63,612
742	Preferred Bank	46,086
		168,442
	BIOTECHNOLOGY & PHARMACEUTICALS - 2.9%
2,299	Alkermes plc(a)	67,109
1,014	Amphastar Pharmaceuticals, Inc.(a)	54,056
2,349	ImmunoGen, Inc.(a)	37,208
2,077	TG Therapeutics, Inc.(a),(b)	21,746
		180,119
	CHEMICALS - 1.5%
519	Quaker Houghton	92,112

	COMMERCIAL SUPPORT SERVICES - 1.3%
396	AMN Healthcare Services, Inc.(a)	34,998
470	Insperity, Inc.	47,626
		82,624
	CONSTRUCTION MATERIALS - 1.6%
643	Simpson Manufacturing Company, Inc.	102,726

	CONSUMER SERVICES - 2.1%
2,324	Coursera, Inc.(a)	40,414
3,091	Perdoceo Education Corporation	51,218
1,014	Stride, Inc.(a)	43,085
		134,717
	CONTAINERS & PACKAGING - 0.6%
1,830	O-I Glass, Inc.(a)	36,344

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 95.7% (Continued)
	ELECTRICAL EQUIPMENT - 5.2%
1,410	AAON, Inc.	$88,915
569	Badger Meter, Inc.	94,499
396	Novanta, Inc.(a)	66,124
420	Watts Water Technologies, Inc., Class A	79,283
		328,821
	ENGINEERING & CONSTRUCTION - 6.7%
989	Arcosa, Inc.	77,360
668	EMCOR Group, Inc.	149,798
445	Installed Building Products, Inc.	64,405
1,533	Sterling Infrastructure, Inc.(a)	126,871
		418,434
	FOOD - 1.6%
1,310	BellRing Brands, Inc.(a)	54,366
2,942	Utz Brands, Inc.	45,424
		99,790
	FORESTRY, PAPER & WOOD PRODUCTS - 0.8%
470	UFP Industries, Inc.	49,045

	HEALTH CARE FACILITIES & SERVICES - 5.8%
1,014	HealthEquity, Inc.(a)	68,495
247	Medpace Holdings, Inc.(a)	66,757
297	Molina Healthcare, Inc.(a)	92,105
1,038	Option Care Health, Inc.(a)	36,154
1,632	Patterson Companies, Inc.	49,025
1,508	Progyny, Inc.(a)	56,309
		368,845
	HOME CONSTRUCTION - 4.7%
2,571	Forestar Group, Inc.(a)	73,299
791	Green Brick Partners, Inc.(a)	39,123
717	KB Home	36,424
494	M/I Homes, Inc.(a)	48,501
1,038	MDC Holdings, Inc.	49,253
1,459	Tri Pointe Homes, Inc.(a)	45,375
		291,975

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 95.7% (Continued)
	INDUSTRIAL INTERMEDIATE PRODUCERS - 1.8%
6,379	Janus International Group, Inc.(a)	$73,040
173	RBC Bearings, Inc.(a)	39,883
		112,923
	INDUSTRIAL SUPPORT SERVICES - 4.8%
841	Applied Industrial Technologies, Inc.	129,825
420	Herc Holdings, Inc.	54,659
742	WESCO International, Inc.	120,093
		304,577
	INSURANCE - 0.8%
3,808	Lemonade, Inc.(a),(b)	52,398

	INTERNET MEDIA & SERVICES - 1.3%
1,706	HealthStream, Inc.	35,877
10,953	Opendoor Technologies, Inc.(a),(b)	42,717
		78,594
	LEISURE FACILITIES & SERVICES - 3.9%
1,310	Hilton Grand Vacations, Inc.(a),(b)	57,272
1,780	International Game Technology plc	56,996
445	Jack in the Box, Inc.	35,765
1,459	Sphere Entertainment Company(a)	51,153
272	Wingstop, Inc.	43,694
		244,880
	MACHINERY - 4.7%
1,038	Cactus, Inc., Class A	55,367
1,904	Energy Recovery, Inc.(a)	51,751
1,928	Kennametal, Inc.	51,034
569	Lindsay Corporation	70,612
1,137	Terex Corporation	68,914
		297,678
	MEDICAL EQUIPMENT & DEVICES - 2.8%
544	Haemonetics Corporation(a)	48,813
247	Inspire Medical Systems, Inc.(a)	56,039
321	Shockwave Medical, Inc.(a)	70,745

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 95.7% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 2.8% (Continued)
1	Zynex, Inc.(a)	$8
		175,605
	METALS & MINING - 3.5%
2,992	Constellium S.E.(a)	53,856
668	Encore Wire Corporation(b)	110,092
1,385	Warrior Met Coal, Inc.	54,791
		218,739
	MORTGAGE FINANCE - 1.5%
5,093	Ladder Capital Corporation	55,819
2,621	Two Harbors Investment Corporation	36,091
		91,910
	MULTI ASSET CLASS REIT - 0.7%
2,275	One Liberty Properties, Inc.	44,704

	OFFICE REIT - 1.2%
4,005	Equity Commonwealth	76,215

	OIL & GAS PRODUCERS - 3.5%
1,137	Matador Resources Company	72,200
247	Murphy USA, Inc.	78,457
1,978	Par Pacific Holdings, Inc.(a)	67,944
		218,601
	OIL & GAS SERVICES & EQUIPMENT - 0.9%
643	Weatherford International plc(a)	56,918

	PUBLISHING & BROADCASTING - 1.1%
4,277	TEGNA, Inc.	70,699

	REAL ESTATE OWNERS & DEVELOPERS - 0.7%
445	McGrath RentCorporation	44,990

	RETAIL - CONSUMER STAPLES - 1.1%
1,014	BJ’s Wholesale Club Holdings, Inc.(a)	68,333

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 95.7% (Continued)
	RETAIL - DISCRETIONARY - 2.8%
124	Avis Budget Group, Inc.(a)	$26,460
669	Builders FirstSource, Inc.(a)	97,032
1,063	Carvana Company(a)	53,522
		177,014
	SEMICONDUCTORS - 2.4%
618	Diodes, Inc.(a)	50,583
1,137	Rambus, Inc.(a)	64,207
247	Silicon Laboratories, Inc.(a)	33,310
		148,100
	SOFTWARE - 6.5%
841	Altair Engineering, Inc., Class A(a)	55,910
766	Blackline, Inc.(a)	46,006
1,582	Digi International, Inc.(a)	52,807
3,956	Health Catalyst, Inc.(a)	46,246
173	MicroStrategy, Inc., Class A(a)	61,852
1,261	Phreesia, Inc.(a)	35,901
346	Qualys, Inc.(a)	53,855
321	SPS Commerce, Inc.(a)	59,747
		412,324
	SPECIALTY FINANCE - 2.1%
1,063	Flywire Corporation(a)	36,759
791	GATX Corporation	93,449
31	PROG Holdings, Inc.(a)	1,063
		131,271
	STEEL - 0.6%
717	Commercial Metals Company	40,360

	TECHNOLOGY HARDWARE - 4.7%
668	InterDigital, Inc.(b)	57,922
1,780	NetScout Systems, Inc.(a)	50,961
2,225	PagerDuty, Inc.(a)	57,316
470	Super Micro Computer, Inc.(a)	129,288
		295,487

See accompanying notes to financial statements.

SARATOGA SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 95.7% (Continued)
	TECHNOLOGY SERVICES - 1.6%
445	ICF International, Inc.	$60,102
3,511	StoneCompany Ltd.(a)	43,045
		103,147
	TRANSPORTATION & LOGISTICS - 0.7%
2,967	Heartland Express, Inc.	44,772

	WHOLESALE - CONSUMER STAPLES - 0.8%
791	Performance Food Group Company(a)	49,144

	TOTAL COMMON STOCKS (Cost $5,101,616)	6,022,789

Principal
Amount ($)
	COLLATERAL FOR SECURITIES LOANED — 0.9%
	REPURCHASE AGREEMENT - 0.9%
54,141	With BOFA Securities: at 5.0%, dated 8/31/23, to be repurchased on 9/1/23, total to be received $55,224 (Collateralized by various US Government agency obligations, due 4/1/2035 - 9/1/2061, 2.000% - 6.500% totaling $55,053)	54,141
	TOTAL REPURCHASE AGREEMENT (Cost $54,141)	54,141

	SHORT-TERM INVESTMENT — 4.6%
	MONEY MARKET FUND - 4.6%
288,138	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.30% (Cost $288,138)(c)	288,138

	TOTAL INVESTMENTS - 101.2% (Cost $5,443,895)	$6,365,068
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2)%	(72,387)
	NET ASSETS - 100.0%	$6,292,681

LTD - Limited Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of the security is on loan. The total fair value of the securities on loan as of August 31, 2023 was $338,747. Collateral received from the borrower not disclosed in the Schedule of investments had a value of $296,884 on August 31, 2023.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

SARATOGA INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 98.7%
	Australia - 3.9%
17,060	Endeavour Group Ltd./Australia	$60,677
27,120	Stockland	74,070
		134,747
	Canada - 4.1%
1,040	Restaurant Brands International, Inc.	72,228
1,670	Rogers Communications, Inc., Class B	67,928
		140,156
	Cayman Islands - 2.8%
35,000	Haidilao International Holding Ltd.(a)	95,194

	China - 6.5%
2,500	BYD Company Ltd., H Shares	78,527
15,700	China Merchants Bank Company Ltd., H Shares	62,169
10,000	Tsingtao Brewery Company, Ltd.	83,157
		223,853
	Denmark - 2.6%
490	Novo Nordisk A/S, Class B(a)	90,384

	France - 9.8%
880	Arkema S.A.	92,011
2,700	Bureau Veritas S.A.(a)	72,368
1,410	Cie de Saint-Gobain	91,774
620	Ipsen S.A.	80,362
		336,515
	Germany - 6.6%
333	Allianz S.E.(a)	80,991
8,210	Deutsche Lufthansa A.G.(b)	73,359
1,820	GEA Group A.G.	71,808
		226,158
	Indonesia - 2.3%
219,500	Bank Rakyat Indonesia Persero Tbk P.T.	79,995

See accompanying notes to financial statements.

SARATOGA INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 98.7% (Continued)
	Italy - 2.5%
5,500	Eni SpA	$85,088

	Japan - 15.1%
2,353	Hoshizaki Corporation	90,325
1,500	Mitsubishi Heavy Industries Ltd.	84,968
1,900	Otsuka Corporation	84,699
1,000	Sony Group Corporation(a)	83,212
1,900	Sumitomo Mitsui Financial Group, Inc.	86,882
1,500	Toyota Tsusho Corp.	89,314
		519,400
	Korea (Republic of) – 4.4%
1,240	KIA CORPORATION(a)	75,007
840	Orion Corporation	77,202
		152,209
	Mexico - 2.1%
18,820	Wal-Mart de Mexico S.A.B de C.V.	74,193

	Netherlands - 4.8%
5,500	ABN AMRO Bank N.V.	80,949
1,790	STMicroelectronics N.V.	84,525
		165,474
	Spain - 4.8%
23,320	Banco Santander S.A.	91,082
2,570	Naturgy Energy Group S.A.	74,479
		165,561
	Switzerland - 4.8%
730	Novartis A.G.(a)	73,468
3,470	UBS Group A.G.	91,909
		165,377

See accompanying notes to financial statements.

SARATOGA INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 98.7% (Continued)
	Taiwan Province Of China – 6.9%
7,000	Delta Electronics, Inc.	$75,977
11,000	Quanta Computer, Inc.	87,474
780	Taiwan Semiconductor Manufacturing Company Ltd.	72,985
		236,436
	Thailand - 2.6%
12,200	Bumrungrad Hospital PCL	90,164

	United Kingdom - 9.9%
39,360	Barclays plc	73,312
2,430	BP plc - ADR	90,348
1,400	Coca-Cola Europacific Partners plc	89,754
1,170	InterContinental Hotels Group plc	88,000
		341,414
	United States - 2.2%
570	Check Point Software Technologies Ltd.(b)	76,716

	TOTAL COMMON STOCKS (Cost $2,975,834)	3,399,034

	SHORT-TERM INVESTMENT — 1.0%
	MONEY MARKET FUND - 1.0%
35,055	Dreyfus Institutional Preferred Government Money, Institutional Class, 5.30% (Cost $35,055)(c)	35,055

	TOTAL INVESTMENTS - 99.7% (Cost $3,010,889)	$3,434,089
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.3%	9,042
	NET ASSETS - 100.0%	$3,443,131

ADR - American Depositary Receipt

A/S - Anonim Sirketi

LTD - Limited Company

PLC - Public Limited Company

S.A.- Société Anonyme

See accompanying notes to financial statements.

SARATOGA INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Depreciation
To Sell:
Australian Dollar	09/05/2023	Bank of NY	3,732	$2,418	$(6)

(a)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

SARATOGA HEALTH & BIOTECHNOLOGY FUND
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.9%
	BIOTECH & PHARMA - 43.3%
2,385	Amgen, Inc.	$611,371
1,434	Biogen, Inc.(a)	383,394
19,368	Exelixis, Inc.(a)	433,650
3,068	Gilead Sciences, Inc.	234,641
644	Incyte Corporation(a)	41,557
3,111	Jazz Pharmaceuticals plc(a)	445,993
1,520	Johnson & Johnson	245,754
3,206	Merck & Co., Inc.	349,390
1,085	Moderna, Inc.(a)	122,681
3,591	Novartis A.G. - ADR	360,824
11,322	Pfizer, Inc.	400,572
720	Regeneron Pharmaceuticals, Inc.(a)	595,073
1,887	United Therapeutics Corporation(a)	423,367
1,260	Vertex Pharmaceuticals, Inc.(a)	438,908
		5,087,175
	HEALTH CARE FACILITIES & SERVICES - 38.3%
2,665	AmerisourceBergen Corporation	468,987
4,969	Cardinal Health, Inc.	433,943
1,371	Cigna Group	378,752
908	Elevance Health, Inc.	401,345
4,099	Ensign Group, Inc.	410,802
966	Humana, Inc.	445,935
1,665	Laboratory Corp of America Holdings	346,487
1,150	McKesson Corp.	474,167
328	Molina Healthcare, Inc.(a)	101,719
6,368	Progyny, Inc.(a)	237,781
4,823	Tenet Healthcare Corporation(a)	374,072
900	UnitedHealth Group, Inc.	428,922
		4,502,912
	MEDICAL EQUIPMENT & DEVICES - 16.3%
156	Bio-Rad Laboratories, Inc.(a)	62,431
1,422	Intuitive Surgical, Inc.(a)	444,630
4,811	Medtronic PLC	392,097
2,572	Revvity, Inc.	301,001

See accompanying notes to financial statements.

SARATOGA HEALTH & BIOTECHNOLOGY FUND
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.9% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 16.3% (Continued)
1,003	Stryker Corporation	$284,401
768	Thermo Fisher Scientific, Inc.	427,853
		1,912,413

	TOTAL COMMON STOCKS (Cost $8,533,630)	11,502,500

	SHORT-TERM INVESTMENT — 2.5%
	MONEY MARKET FUND - 2.5%
288,962	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.30% (Cost $288,962)(b)	288,962

	TOTAL INVESTMENTS - 100.4% (Cost $8,822,592)	$11,791,462
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(41,013)
	NET ASSETS - 100.0%	$11,750,449

ADR - American Depositary Receipt

PLC - Public Limited Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

SARATOGA TECHNOLOGY & COMMUNICATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.3%
	E-COMMERCE DISCRETIONARY - 9.3%
20,660	Amazon.com, Inc.(a)	$2,851,286
19,638	eBay, Inc.	879,390
		3,730,676
	ENTERTAINMENT CONTENT - 3.5%
15,455	Activision Blizzard, Inc.	1,421,705

	INTERNET MEDIA & SERVICES - 16.2%
6,000	Alphabet, Inc., Class A(a)	817,020
24,170	Alphabet, Inc., Class C(a)	3,319,750
8,073	Meta Platforms, Inc., Class A(a)	2,388,720
		6,525,490
	SEMICONDUCTORS - 13.6%
24,038	Intel Corporation	844,695
4,170	KLA Corporation	2,092,798
1,791	NVIDIA Corporation	883,948
14,420	QUALCOMM, Inc.	1,651,523
		5,472,964
	SOFTWARE - 26.7%
13,000	Akamai Technologies, Inc.(a)	1,366,170
7,542	Microsoft Corporation	2,471,967
19,926	Oracle Corporation	2,398,891
6,620	Salesforce, Inc.(a)	1,466,065
3,500	Synopsys, Inc.(a)	1,606,115
8,310	VMware, Inc., Class A(a)	1,402,562
		10,711,770
	TECHNOLOGY HARDWARE - 9.5%
6,768	Apple, Inc.	1,271,504
44,577	Cisco Systems, Inc.	2,556,491
		3,827,995
	TECHNOLOGY SERVICES - 20.5%
17,805	Amdocs Ltd.	1,588,206
11,963	Cognizant Technology Solutions Corporation, Class A	856,670
10,473	Global Payments, Inc.	1,326,824
5,795	Jack Henry & Associates, Inc.	908,540

See accompanying notes to financial statements.

SARATOGA TECHNOLOGY & COMMUNICATION PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued) August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 99.3% (Continued)
	TECHNOLOGY SERVICES - 20.5% (Continued)
3,236	Mastercard, Inc., Class A	$1,335,303
8,961	Visa, Inc., Class A	2,201,539
		8,217,082

	TOTAL COMMON STOCKS (Cost $11,959,506)	39,907,682

	SHORT-TERM INVESTMENT — 1.1%
	MONEY MARKET FUND - 1.1%
455,618	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.30% (Cost $455,618)(b)	455,618

	TOTAL INVESTMENTS - 100.4% (Cost $12,415,124)	$40,363,300
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4)%	(144,288)
	NET ASSETS - 100.0%	$40,219,012

LTD - Limited Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

SARATOGA ENERGY & BASIC MATERIALS PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.4%
	CHEMICALS - 15.2%
1,421	BASF S.E. - ADR	$17,933
270	Covestro A.G. - ADR(a)	7,175
657	Dow, Inc.	35,846
110	Eastman Chemical Company	9,351
489	Huntsman Corporation	13,628
357	LyondellBasell Industries N.V., Class A	35,261
638	Mosaic Company (The)	24,786
148	New Linde plc	57,282
80	PPG Industries, Inc.	11,341
		212,603
	CONSTRUCTION MATERIALS - 1.7%
409	CRH plc - ADR	23,546

	CONTAINERS & PACKAGING - 5.3%
519	Berry Global Group, Inc.	33,912
536	International Paper Company	18,717
645	Westrock Company	21,098
		73,727
	ENGINEERING & CONSTRUCTION - 0.3%
172	Technip Energies N.V. - ADR	3,994

	METALS & MINING - 12.1%
1,575	Anglo American plc - ADR	20,979
7,288	B2Gold Corporation	22,520
378	BHP Group Ltd. - ADR	21,731
400	Freeport-McMoRan, Inc.	15,964
3,096	Glencore plc - ADR	32,755
481	Rio Tinto plc - ADR	30,063
1,815	Vale S.A. - ADR	23,904
		167,916
	OIL & GAS PRODUCERS - 55.7%
511	BP plc - ADR	18,999
576	Canadian Natural Resources Ltd.	37,261
239	Chesapeake Energy Corporation	21,082

See accompanying notes to financial statements.

SARATOGA ENERGY & BASIC MATERIALS PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.4% (Continued)
	OIL & GAS PRODUCERS - 55.7% (Continued)
593	Chevron Corporation	$95,532
307	Civitas Resources, Inc.	25,242
424	ConocoPhillips	50,469
241	Diamondback Energy, Inc.	36,579
1,359	Eni SpA - ADR	42,075
281	EOG Resources, Inc.	36,142
974	Equinor ASA - ADR	29,775
2,942	Equitrans Midstream Corporation	28,243
891	Exxon Mobil Corporation	99,070
1,328	Kinder Morgan, Inc.	22,868
122	Marathon Petroleum Corporation	17,418
475	Ovintiv, Inc.	22,306
629	PBF Energy, Inc., Class A	29,494
172	Phillips 66	19,636
873	Shell PLC - ADR	54,205
1,233	Suncor Energy, Inc.	41,774
706	TotalEnergies S.E. - ADR	44,414
161	Woodside Energy Group Ltd. - ADR	3,845
		776,429
	OIL & GAS SERVICES & EQUIPMENT - 2.0%
733	Halliburton Company	28,308

	STEEL - 5.1%
139	Nucor Corporation	23,922
424	POSCO - ADR	46,538
		70,460

	TOTAL COMMON STOCKS (Cost $979,904)	1,356,983

See accompanying notes to financial statements.

SARATOGA ENERGY & BASIC MATERIALS PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENT — 1.8%
	MONEY MARKET FUND - 1.8%
25,324	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.30% (Cost $25,324)(b)	$25,324

	TOTAL INVESTMENTS - 99.2% (Cost $1,005,228)	$1,382,307
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.8%	10,893
	NET ASSETS - 100.0%	$1,393,200

ADR - American Depositary Receipt

LTD - Limited Company

PLC - Public Limited Company

S/A - Société Anonyme

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

SARATOGA FINANCIAL SERVICES PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.4%
	ASSET MANAGEMENT - 14.3%
91	Ameriprise Financial, Inc.	$30,721
227	Apollo Global Management, Inc.	19,826
23	BlackRock, Inc.	16,112
60	Blackstone, Inc.	6,382
195	Charles Schwab Corporation	11,534
32	F&G Annuities & Life, Inc.	906
623	Janus Henderson Group plc	17,114
35	LPL Financial Holdings, Inc.	8,071
107	Raymond James Financial, Inc.	11,191
471	Stifel Financial Corporation	30,624
		152,481
	BANKING - 26.7%
1,436	Bank of America Corporation	41,169
540	Bank OZK	21,692
847	Citigroup, Inc.	34,973
350	East West Bancorp, Inc.	19,369
311	JPMorgan Chase & Company	45,508
42	PNC Financial Services Group, Inc.	5,071
1,384	Regions Financial Corporation	25,383
583	Synovus Financial Corporation	18,050
133	Truist Financial Corporation	4,063
811	US Bancorp	29,626
182	Webster Financial Corporation	7,719
741	Wells Fargo & Company	30,596
		283,219
	INSTITUTIONAL FINANCIAL SERVICES - 13.6%
160	Cboe Global Markets, Inc.	23,954
197	CME Group, Inc.	39,927
50	Goldman Sachs Group, Inc.	16,386
185	Interactive Brokers Group, Inc., Class A	16,850
60	Intercontinental Exchange, Inc.	7,079
193	Morgan Stanley	16,434
343	State Street Corporation	23,578
		144,208

See accompanying notes to financial statements.

SARATOGA FINANCIAL SERVICES PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	COMMON STOCKS — 97.4% (Continued)
	INSURANCE - 32.5%
491	Aflac, Inc.	$36,614
195	American Financial Group, Inc.	22,604
18	Aon PLC, CLASS A	6,001
51	Arthur J Gallagher & Company	11,754
109	Axis Capital Holdings Ltd.	5,980
312	Berkshire Hathaway, Inc., Class B(a)	112,383
198	Chubb Ltd.	39,773
34	Everest Re Group Ltd.	12,263
117	Marsh & McLennan Companies, Inc.	22,814
532	MetLife, Inc.	33,697
67	Progressive Corporation	8,942
316	Voya Financial, Inc.	22,019
176	W R Berkley Corporation	10,887
		345,731
	MORTGAGE FINANCE - 1.2%
1,295	AGNC Investment Corporation	12,833

	SPECIALTY FINANCE - 6.0%
108	American Express Co.	17,063
141	Capital One Financial Corporation	14,437
146	Discover Financial Services	13,150
587	Synchrony Financial	18,948
		63,598
	TECHNOLOGY SERVICES - 3.1%
20	Moody’s Corporation	6,736
13	MSCI, Inc.	7,067
50	S&P Global, Inc.	19,543
		33,346

	TOTAL COMMON STOCKS (Cost $685,598)	1,035,416

See accompanying notes to financial statements.

SARATOGA FINANCIAL SERVICES PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
August 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENT — 1.9%
	MONEY MARKET FUND - 1.9%
20,440	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.30% (Cost $20,440)(b)	$20,440

	TOTAL INVESTMENTS - 99.3% (Cost $706,038)	$1,055,856
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.7%	6,966
	NET ASSETS - 100.0%	$1,062,822

LTD - Limited Company

MSCI - Morgan Stanley Capital International

PLC - Public Limited Company

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

SARATOGA INVESTMENT QUALITY BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	OPEN END FUNDS — 98.4%
	FIXED INCOME - 98.4%
108,391	Vanguard Intermediate-Term Bond Index Fund, Admiral Class	$1,090,415
980,672	Vanguard Short-Term Bond Index Fund, Admiral Class	9,708,656
	TOTAL OPEN END FUNDS (Cost $10,953,564)	10,799,071

	SHORT-TERM INVESTMENT — 2.2%
	MONEY MARKET FUND - 2.2%
244,743	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.30% (Cost $244,743)(a)	244,743

	TOTAL INVESTMENTS - 100.6% (Cost $11,198,307)	$11,043,814
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(60,596)
	NET ASSETS - 100.0%	$10,983,218

(a)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

SARATOGA MUNICIPAL BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	OPEN END FUNDS — 96.8%
	FIXED INCOME - 96.8%
23,124	Vanguard Intermediate-Term Tax-Exempt Fund, Admiral Class	$308,245
14,652	Vanguard Short-Term Tax-Exempt Fund, Admiral Class	228,423
	TOTAL OPEN END FUNDS (Cost $546,092)	536,668

	SHORT-TERM INVESTMENTS — 3.1%
	MONEY MARKET FUNDS - 3.1%
17,060	Dreyfus AMT-Free Tax Exempt Cash Management, Institutional Class, 4.13% (Cost $17,058)(a)	17,058

	TOTAL INVESTMENTS - 99.9% (Cost $563,150)	$553,726
	OTHER ASSETS IN EXCESS OF LIABILITIES- 0.1%	795
	NET ASSETS - 100.0%	$554,521

(a)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

SARATOGA U.S. GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 99.2%
	MONEY MARKET FUNDS - 99.2%
1,364,946	BlackRock Liquidity FedFund, Institutional Class, 5.22%(a)	$1,364,946
1,364,945	Dreyfus Government Cash Management Fund, Class I, 5.21%(a)	1,364,945
1,364,945	Federated Hermes Government Obligations Fund, Institutional Class, 5.18%(a)	1,364,945
1,364,945	JPMorgan US Government Money Market Fund, Capital Class, 5.22%(a)	1,364,945
	TOTAL MONEY MARKET FUNDS (Cost $5,459,781)	5,459,781

	TOTAL INVESTMENTS - 99.2% (Cost $5,459,781)	$5,459,781
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%	44,432
	NET ASSETS - 100.0%	$5,504,213

(a)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

SARATOGA AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	OPEN END FUNDS — 91.9%
	ALTERNATIVE - 9.7%
13,410	Eaton Vance Global Macro Absolute Return Fund, Class I	$110,770

	EQUITY - 70.9%
2,726	Saratoga Energy & Basic Materials Portfolio, Class I(a)	38,030
1,934	Saratoga Health & Biotechnology Portfolio, Class I(a)	44,241
6,957	Saratoga Large Capitalization Growth Portfolio, Class I(a)	172,882
7,273	Saratoga Large Capitalization Value Portfolio, Class I(a)	189,542
9,794	Saratoga Mid Capitalization Portfolio, Class I(a)	118,510
15,126	Saratoga Small Capitalization Portfolio, Class I(a)	98,017
1,752	Saratoga Technology & Communications Portfolio, Class I(a)	41,855
794	Vanguard Financials Index Fund, Admiral Class	33,236
2,479	Vanguard Total International Stock Index Fund, Admiral Class	74,080
		810,393
	FIXED INCOME - 11.3%
1,239	Vanguard Intermediate-Term Bond Index Fund, Admiral Class	12,469
11,773	Vanguard Short-Term Bond Index Fund, Admiral Class	116,554
		129,023

	TOTAL OPEN END FUNDS (Cost $1,039,942)	1,050,186

	SHORT-TERM INVESTMENT — 8.2%
	MONEY MARKET FUND - 8.2%
92,970	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.30% (Cost $92,970)(b)	92,970

	TOTAL INVESTMENTS - 100.1% (Cost $1,132,912)	$1,143,156
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(863)
	NET ASSETS - 100.0%	$1,142,293

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

SARATOGA CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	OPEN END FUNDS — 73.8%
	ALTERNATIVE - 7.5%
25,273	Eaton Vance Global Macro Absolute Return Fund, Class I	$208,753

	EQUITY - 34.5%
12,657	Saratoga Large Capitalization Growth Portfolio, Class I(a)	314,521
13,233	Saratoga Large Capitalization Value Portfolio, Class I(a)	344,852
17,793	Saratoga Mid Capitalization Portfolio, Class I(a)	215,289
7,899	Saratoga Small Capitalization Portfolio, Class I(a)	51,186
954	Vanguard Total International Stock Index Fund, Admiral Class	28,507
		954,355
	FIXED INCOME - 31.8%
11,160	Vanguard Intermediate-Term Bond Index Fund, Admiral Class	112,272
77,444	Vanguard Short-Term Bond Index Fund, Admiral Class	766,698
		878,970

	TOTAL OPEN END FUNDS (Cost $2,080,629)	2,042,078

	SHORT-TERM INVESTMENT — 26.3%
	MONEY MARKET FUND - 26.3%
728,901	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.30% (Cost $728,901)(b)	728,901

	TOTAL INVESTMENTS - 100.1% (Cost $2,809,530)	$2,770,979
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(3,489)
	NET ASSETS - 100.0%	$2,767,490

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

SARATOGA MODERATE BALANCED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	OPEN END FUNDS — 86.2%
	ALTERNATIVE - 7.7%
15,762	Eaton Vance Global Macro Absolute Return Fund, Class I	$130,194

	EQUITY - 56.9%
2,213	Saratoga Energy & Basic Materials Portfolio, Class I(a)	30,873
1,562	Saratoga Health & Biotechnology Portfolio, Class I(a)	35,723
10,533	Saratoga Large Capitalization Growth Portfolio, Class I(a)	261,736
11,013	Saratoga Large Capitalization Value Portfolio, Class I(a)	287,003
14,951	Saratoga Mid Capitalization Value Portfolio, Class I(a)	180,907
9,964	Saratoga Small Capitalization Portfolio, Class I(a)	64,569
1,594	Saratoga Technology & Communications Portfolio, Class I(a)	38,077
653	Vanguard Financials Index Fund, Admiral Class	27,317
1,356	Vanguard Total International Stock Index Fund, Admiral Class	40,531
		966,736
	FIXED INCOME - 21.6%
3,406	Vanguard Intermediate-Term Bond Index Fund, Admiral Class	34,260
33,578	Vanguard Short-Term Bond Index Fund, Admiral Class	332,423
		366,683

	TOTAL OPEN END FUNDS (Cost $1,438,018)	1,463,613

	SHORT-TERM INVESTMENT — 13.9%
	MONEY MARKET FUND - 13.9%
235,514	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.30% (Cost $235,514)(b)	235,514

	TOTAL INVESTMENTS - 100.1% (Cost $1,673,532)	$1,699,127
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(1,795)
	NET ASSETS - 100.0%	$1,697,332

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

SARATOGA MODERATELY AGGRESSIVE BALANCED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	OPEN END FUNDS — 85.9%
	ALTERNATIVE - 8.5%
10,037	Eaton Vance Global Macro Absolute Return Fund, Class I	$82,907

	EQUITY - 59.9%
1,884	Saratoga Energy & Basic Materials Portfolio, Class I(a)	26,275
1,136	Saratoga Health & Biotechnology Portfolio, Class I(a)	25,981
5,616	Saratoga Large Capitalization Growth Portfolio, Class I(a)	139,549
5,871	Saratoga Large Capitalization Value Portfolio, Class I(a)	153,006
8,599	Saratoga Mid Capitalization Portfolio, Class I(a)	104,048
8,992	Saratoga Small Capitalization Portfolio, Class I(a)	58,266
1,027	Saratoga Technology & Communications Portfolio, Class I(a)	24,524
411	Vanguard Financials Index Fund, Admiral Class	17,214
1,287	Vanguard Total International Stock Index Fund, Admiral Class	38,446
		587,309
	FIXED INCOME - 17.5%
970	Vanguard Intermediate-Term Bond Index Fund, Admiral Class	9,760
16,373	Vanguard Short-Term Bond Index Fund, Admiral Class	162,089
		171,849

	TOTAL OPEN END FUNDS (Cost $828,934)	842,065

	SHORT-TERM INVESTMENT — 14.1%
	MONEY MARKET FUNDS - 14.1%
138,532	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.30% (Cost $138,532)(b)	138,532

	TOTAL INVESTMENTS - 100.0% (Cost $967,466)	$980,597
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%(c)	411
	NET ASSETS - 100.0%	$981,008

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

(c)	Amount represents less than 0.05%.

See accompanying notes to financial statements.

SARATOGA MODERATELY CONSERVATIVE BALANCED ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
August 31, 2023

Shares		Fair Value
	OPEN END FUNDS — 86.7%
	ALTERNATIVE - 7.7%
7,026	Eaton Vance Global Macro Absolute Return Fund, Class I	$58,031

	EQUITY - 51.3%
4,466	Saratoga Large Capitalization Growth Portfolio, Class I(a)	110,983
4,648	Saratoga Large Capitalization Value Portfolio, Class I(a)	121,114
6,908	Saratoga Mid Capitalization Portfolio, Class I(a)	83,584
6,541	Saratoga Small Capitalization Portfolio, Class I(a)	42,386
920	Vanguard Total International Stock Index Fund, Admiral Class	27,488
		385,555
	FIXED INCOME - 27.7%
2,840	Vanguard Intermediate-Term Bond Index Fund, Admiral Class	28,572
18,086	Vanguard Short-Term Bond Index Fund, Admiral Class	179,055
		207,627

	TOTAL OPEN END FUNDS (Cost $657,951)	651,213

	SHORT-TERM INVESTMENT — 13.4%
	MONEY MARKET FUND - 13.4%
100,995	Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 5.30% (Cost $100,995)(b)	100,995

	TOTAL INVESTMENTS - 100.1% (Cost $758,946)	$752,208
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(1,031)
	NET ASSETS - 100.0%	$751,177

(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day effective yield as of August 31, 2023.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2023

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 4)	$19,619,931	$19,202,556	$8,527,089	$5,443,895	$3,010,889
Investments in securities, at value (including collateral on loaned securities Note 4)	$21,612,838	$24,724,390	$10,908,763	$6,365,068	$3,434,089
Foreign Cash (Cost $0, $0, $0, $0, $1,869)	—	—	—	—	1,869
Receivable for securities sold	—	—	157,514	—	—
Interest and dividends receivable	29,806	15,568	12,813	3,473	20,182
Receivable from manager	—	—	—	—	4,240
Prepaid expenses and other assets	8,128	6,891	3,720	2,613	5,776
Total Assets	21,650,772	24,746,849	11,082,810	6,371,154	3,466,156

Liabilities:
Securities lending collateral (a) (See Note 2)	—	—	—	54,141	—
Payable for securities purchased	402,290	—	113,581	—	—
Payable for fund shares redeemed	—	20,171	3,479	—	—
Payable to manager	13,602	14,132	6,918	3,175	—
Unrealized depreciation on forward currency exchange contracts	—	—	—	—	6
Administration fees payable	4,275	8,584	3,463	1,243	—
Custody fees payable	1,052	—	2,282	1,139	8,585
Trustee fees payable	614	552	590	569	773
Payable for distribution (12b-1) fees	239	1,844	505	24	103
Audit and tax fees payable	39,962	50,495	23,305	12,426	10,245
Accrued expenses and other liabilities	5,018	8,780	7,496	5,756	3,313
Total Liabilities	467,052	104,558	161,619	78,473	23,025

Net Assets	$21,183,720	$24,642,291	$10,921,191	$6,292,681	$3,443,131

Net Assets:
Par value of shares of beneficial interest	$8,164	$11,104	$9,247	$9,781	$3,271
Paid in capital	19,037,375	19,298,113	8,654,802	5,664,130	5,599,432
Accumulated earnings (loss)	2,138,181	5,333,074	2,257,142	618,770	(2,159,572)
Net Assets	$21,183,720	$24,642,291	$10,921,191	$6,292,681	$3,443,131

Net Asset Value Per Share
Class I
Net Assets	$20,692,067	$21,637,780	$9,586,882	$6,232,608	$3,392,154
Shares of beneficial interest outstanding	794,035	870,732	791,989	961,881	322,150
Net asset value, redemption price and offering price per share	$26.06	$24.85	$12.10	$6.48	$10.53

Class A
Net Assets	$352,540	$1,309,409	$1,229,905	$54,003	$40,502
Shares of beneficial interest outstanding	14,661	62,699	118,994	9,698	3,834
Net asset value, redemption price per share	$24.05	$20.88	$10.34	$5.57	$10.56
Offering price per share (maximum sales charge of 5.75%)	$25.52	$22.15	$10.97	$5.91	$11.20

Class C
Net Assets	$139,113	$1,695,102	$104,404	$6,070	$10,475
Shares of beneficial interest outstanding	7,713	176,985	13,738	6,485	1,114
Net asset value, offering price per share (b)	$18.04	$9.58	$7.60	$0.94	$9.40
	$—	$177,355	$—	$338,747	$—

(a)	Includes securities loaned of:

(b)	Redemption price per C share varies based on length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2023

							Investment
	Health &	Technology &	Energy & Basic		Financial		Quality
	Biotechnology	Communications	Materials		Services		Bond
	Portfolio	Portfolio	Portfolio		Portfolio		Portfolio
Assets:
Investments in securities, at cost	$8,822,592	$12,415,124	$1,005,228		$706,038		$11,198,307
Investments in securities, at value	$11,791,462	$40,363,300	$1,382,307		$1,055,856		$11,043,814
Receivable for fund shares sold	—	475	—		—		—
Interest and dividends receivable	13,568	36,719	10,517		2,467		—
Receivable from manager	—	—	6,949		—		—
Prepaid expenses and other assets	6,037	13,817	659		9,151		5,409
Total Assets	11,811,067	40,414,311	1,400,432		1,067,474		11,049,223

Liabilities:
Payable for fund shares redeemed	1,806	9,810	—		—		—
Payable to manager	12,611	40,101	—		90		7,733
Administration fees payable	9,126	23,942	36		—		4,178
Custody fees payable	517	879	691		—		86
Trustee fees payable	601	996	457		416		2,291
Compliance officer fees payable	—	—	564		—		3,831
Payable for distribution (12b-1) fees	2,368	7,284	50		23		7,997
Dividend Payable	—	—	191		—		—
Accrued expenses and other liabilities	33,589	112,287	5,243		4,123		39,889
Total Liabilities	60,618	195,299	7,232		4,652		66,005

Net Assets	$11,750,449	$40,219,012	$1,393,200		$1,062,822		$10,983,218

Net Assets:
Par value of shares of beneficial interest	$5,694	$19,177	$1,009		$1,157		$12,006
Paid in capital	8,299,269	10,719,650	2,040,284		721,324		11,370,298
Accumulated earnings (loss)	3,445,486	29,480,185	(648,093)		340,341		(399,086)
Net Assets	$11,750,449	$40,219,012	$1,393,200		$1,062,822		$10,983,218

Net Asset Value Per Share
Class I
Net Assets	$6,369,629	$22,829,358	$1,260,597		$995,658		$10,833,965
Shares of beneficial interest outstanding	278,568	955,792	90,353		107,558		1,184,106
Net asset value, redemption price and offering price per share	$22.87	$23.89	$13.95		$9.26		$9.15

Class A
Net Assets	$4,826,792	$14,493,756	$132,342		$67,148		$145,730
Shares of beneficial interest outstanding	249,796	733,951	10,481		8,175		16,091
Net asset value, redemption price per share	$19.32	$19.75	$12.63		$8.21		$9.06
Offering price per share (maximum sales charge of 5.75%)	$20.50	$20.95	$13.40		$8.71		$9.61

Class C
Net Assets	$554,028	$2,895,898	$261		$16		$3,523
Shares of beneficial interest outstanding	41,058	227,912	25		2		396
Net asset value, offering price per share (a)	$13.49	$12.71	$10.25	(b)	$7.20	(b)	$8.90	(b)

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2023

				Aggressive	Conservative	Moderate
	Municipal		U.S. Government	Balanced	Balanced	Balanced
	Bond		Money Market	Allocation	Allocation	Allocation
	Portfolio		Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments in Affiliates, at cost	$—		$—	$689,307	$936,987	$865,821
Investments in securities, at cost	563,150		5,459,781	443,605	1,872,543	807,711
Total Investments, at cost	$563,150		$5,459,781	$1,132,912	$2,809,530	$1,673,532

Investments Affiliates, at value	$—		$—	$703,077	$925,848	$898,888
Investments in securities, at value	553,726		5,459,781	440,079	1,845,131	800,239
Total Investments, at value	$553,726		$5,459,781	$1,143,156	$2,770,979	$1,699,127
Cash	6		—	—	—	—
Interest and dividends receivable	1		21,976	391	3,150	999
Receivable from manager	12,986		31,537	662	314	635
Prepaid expenses and other assets	916		4,311	982	788	1,655
Total Assets	567,635		5,517,605	1,145,191	2,775,231	1,702,416

Liabilities:
Administration fees payable	—		1,614	—	300	180
Custody fees payable	805		164	83	107	94
Trustee fees payable	—		398	381	382	392
Compliance officer fees payable	—		—	30	31	31
Payable for distribution (12b-1) fees	8,140		265	167	526	449
Distributions payable	—		79	—	—	—
Accrued expenses and other liabilities	4,169		10,872	2,237	6,395	3,938
Total Liabilities	13,114		13,392	2,898	7,741	5,084

Net Assets	$554,521		$5,504,213	$1,142,293	$2,767,490	$1,697,332

Net Assets:
Par value of shares of beneficial interest	$643		$55,158	$1,097	$2,685	$1,591
Paid in capital	587,596		5,448,506	1,102,691	2,761,687	1,651,418
Accumulated earnings (loss)	(33,718)		549	38,505	3,118	44,323
Net Assets	$554,521		$5,504,213	$1,142,293	$2,767,490	$1,697,332

Net Asset Value Per Share
Class I
Net Assets	$519,868		$5,137,599	$850,611	$2,127,615	$1,150,051
Shares of beneficial interest outstanding	60,190		5,149,394	81,484	205,503	107,066
Net asset value, redemption price and offering price per share	$8.64		$1.00	$10.44	$10.35	$10.74

Class A
Net Assets	$12,218		$86,422	$124,357	$35,452	$18,544
Shares of beneficial interest outstanding	1,443		86,178	11,987	3,430	1,734
Net asset value, redemption price per share	$8.46	(b)	$1.00	$10.37	$10.33	$10.69
Offering price per share (maximum sales charge of 5.75%)	$8.98		$1.06	$11.00	$10.96	$11.34

Class C
Net Assets	$22,435		$280,192	$167,325	$604,423	$528,737
Shares of beneficial interest outstanding	2,663		280,258	16,217	59,572	50,301
Net asset value, offering price per share (a)	$8.42		$1.00	$10.32	$10.15	$10.51

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2023

	Moderately	Moderately
	Aggressive Balanced	Conservative
	Allocation	Balanced Allocation
	Portfolio	Portfolio
Assets:
Investments in Affiliates, at cost	$515,972	$359,258
Investments in Unaffiliated securities, at cost	451,494	399,688
Total Investments, at cost	$967,466	$758,946

Investments Affiliates, at value	$531,649	$358,067
Investments in Unaffiliated securities, at value	448,948	394,141
Total Investments, at value	$980,597	$752,208
Interest and dividends receivable	589	424
Receivable from manager	772	488
Prepaid expenses and other assets	1,840	255
Total Assets	983,798	753,375

Liabilities:
Custody fees payable	69	119
Trustee fees payable	374	390
Compliance officer fees payable	31	29
Payable for distribution (12b-1) fees	184	149
Accrued expenses and other liabilities	2,132	1,511
Total Liabilities	2,790	2,198

Net Assets	$981,008	$751,177

Net Assets:
Par value of shares of beneficial interest	$927	$775
Paid in capital	947,817	754,681
Accumulated earnings (loss)	32,264	(4,279)
Net Assets	$981,008	$751,177

Net Asset Value Per Share
Class I
Net Assets	$712,041	$573,279
Shares of beneficial interest outstanding	66,963	58,721
Net asset value, redemption price and offering price per share	$10.63	$9.76

Class A
Net Assets	$67,440	$13
Shares of beneficial interest outstanding	6,385	1
Net asset value, redemption price per share	$10.56	$9.76	(b)
Offering price per share (maximum sales charge of 5.75%)	$11.20	$10.36

Class C
Net Assets	$201,527	$177,885
Shares of beneficial interest outstanding	19,348	18,776
Net asset value, offering price per share (a)	$10.42	$9.47

(a)	Redemption price per C share varies based on length of time shares are held.

(b)	Does not calculate due to rounding

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2023

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$166,451	$159,464	$182,085	$91,107	$116,699
Interest income	101,204	11,483	27,511	11,665	2,384
Securities lending income - net	1,419	424	230	823	344
Less: Foreign withholding taxes	—	—	—	—	(18,203)
Total Investment Income	269,074	171,371	209,826	103,595	101,224

Operating Expenses:
Management fees	132,443	151,890	80,848	38,899	24,670
Distribution (12b-1) fees
Class A Shares	1,344	4,533	5,086	213	156
Class C Shares	1,271	16,790	1,206	55	96
Administration fees	116,974	106,817	64,489	37,686	28,440
Professional fees	45,414	51,604	17,799	5,743	2,323
Registration fees	11,519	20,517	7,251	8,959	9,557
Printing and postage expense	7,557	12,437	2,776	4,635	1,775
Trustees’ fees	6,157	7,688	708	816	133
Custodian fees	4,888	3,403	2,228	6,531	3,616
Shareholder servicing fees	3,965	6,524	1,227	2,352	39
Insurance expense	2,671	3,545	576	192	125
Compliance officer fees	441	10,173	1,107	750	229
Miscellaneous expenses	3,509	4,366	2,955	2,713	395
Total Operating Expenses	338,153	400,287	188,256	109,544	71,554
Add: Expense recapture	—	—	—	—	24,136
Net Operating Expenses	338,153	400,287	188,256	109,544	95,690

Net Investment Income (Loss)	(69,079)	(228,916)	21,570	(5,949)	5,534

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	203,043	1,568,593	(108,832)	(278,844)	66,110
Net Realized Gain (Loss)	203,043	1,568,593	(108,832)	(278,844)	66,110

Net change in unrealized appreciation on Investments and Foreign currency translations	1,534,406	1,901,324	576,911	445,670	420,621
Net Realized and Unrealized Gain on investments	1,737,449	3,469,917	468,079	166,826	486,731

Net Increase in Net Assets Resulting From Operations	$1,668,370	$3,241,001	$489,649	$160,877	$492,265

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2023

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$161,811	$370,792	$77,027	$32,932	$279,600
Interest income	13,202	22,281	1,263	1,258	10,872
Securities lending income - net	137	1,199	—	—	—
Less: Foreign withholding taxes	(1,885)	—	(5,387)	—	—
Total Investment Income	173,265	394,272	72,903	34,190	290,472

Operating Expenses:
Management fees	153,268	457,166	19,793	14,569	62,074
Distribution (12b-1) fees
Class A Shares	19,578	52,188	803	382	603
Class C Shares	6,262	30,693	24	—	93
Administration fees	81,455	216,287	14,430	11,015	65,514
Professional fees	19,268	82,747	2,358	—	4,642
Registration fees	12,298	27,666	4,086	3,300	14,485
Shareholder servicing fees	6,692	17,140	604	213	841
Printing and postage expense	5,430	25,503	2,002	327	1,993
Custodian fees	4,044	8,116	3,525	2,896	2,229
Compliance officer fees	1,212	14,164	163	249	1,081
Trustees’ fees	903	5,871	944	642	591
Insurance expense	715	2,794	172	40	847
Miscellaneous expenses	2,266	9,784	1,570	2,438	1,781
Total Operating Expenses	313,391	950,119	50,474	36,071	156,774
Less: Expenses waived	—	—	(2,175)	(742)	—
Net Operating Expenses	313,391	950,119	48,299	35,329	156,774

Net Investment Income (Loss)	(140,126)	(555,847)	24,604	(1,139)	133,698

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	604,860	2,601,543	139,549	41,637	(240,708)
Net realized gain (loss)	604,860	2,601,543	139,549	41,637	(240,708)

Net change in unrealized appreciation (depreciation) on Investments and Foreign currency transactions	296,093	5,321,919	50,367	(66,771)	122,623
Net Realized and Unrealized Gain (Loss) on Investments	900,953	7,923,462	189,916	(25,134)	(118,085)

Net Increase (Decrease) in Net Assets Resulting From Operations	$760,827	$7,367,615	$214,520	$(26,273)	$15,613

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2023

			Aggressive	Conservative	Moderate
	Municipal	U.S. Government	Balanced	Balanced	Balanced
	Bond	Money Market	Allocation	Allocation	Allocation
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$11,678	$—	$11,753	$33,400	$18,026
Interest income	674	221,881	3,493	32,334	9,912
Dividend income from Affiliates	—	—	3,506	5,279	5,406
Total Investment Income	12,352	221,881	18,752	71,013	33,344

Operating Expenses:
Management fees	3,399	25,477	9,001	24,091	14,576
Distribution (12b-1) fees
Class A Shares	81	522	152	87	43
Class C Shares	222	1,147	1,570	6,189	5,068
Registration fees	6,575	4,787	2,035	698	1,752
Administration fees	6,395	6,591	8,176	17,743	12,092
Trustees’ fees	720	737	997	1,417	1,163
Compliance officer fees	647	1,969	257	960	478
Professional fees	287	6,113	2,160	5,887	3,677
Custodian fees	117	983	618	787	568
Printing and postage expense	68	1,523	346	880	434
Insurance expense	33	556	125	317	213
Shareholder servicing fees	22	37	14	55	45
Miscellaneous expenses	393	2,381	2,369	2,486	2,424
Total Operating Expenses	18,959	52,823	27,820	61,597	42,533
Less: Expenses waived and/or reimbursed	(6,922)	—	(16,046)	(28,817)	(21,341)
Net Operating Expenses	12,037	52,823	11,774	32,780	21,192

Net Investment Income	315	169,058	6,978	38,233	12,152

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(9,823)	—	1,540	(16,082)	(4,523)
Affiliated Investments	—	—	(1,763)	(5,743)	(18,588)
Distribution of realized gains by underlying:
Affiliated Investment Companies	—	—	27,120	41,742	42,976
Net realized gain (loss)	(9,823)	—	26,897	19,917	19,865

Net change in unrealized appreciation on:
Affiliated Investments	—	—	35,772	36,638	46,538
Investments	3,303	—	4,424	12,994	7,007

Net change in unrealized appreciation	3,303	—	40,196	49,632	53,545
Net Realized and Unrealized Gain (loss) on Investments and Affiliates	(6,520)	—	67,093	69,549	73,410

Net Increase (Decrease) in Net Assets Resulting From Operations	$(6,205)	$169,058	$74,071	$107,782	$85,562

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2023

	Moderately	Moderately
	Aggressive Balanced	Conservative
	Allocation	Balanced Allocation
	Portfolio	Portfolio

Investment Income:
Dividend income	10,305	6,899
Interest income	5,670	3,059
Dividend income from Affiliates	3,007	1,546
Total Investment Income	18,982	11,504

Operating Expenses:
Management fees	8,355	4,968
Distribution (12b-1) fees
Class A Shares	161	—
Class C Shares	1,936	1,628
Administration fees	8,127	6,176
Professional fees	2,006	1,131
Trustees’ fees	967	886
Registration fees	934	140
Custodian fees	436	464
Compliance officer fees	305	145
Printing and postage expense	168	245
Insurance expense	118	73
Shareholder servicing fees	7	100
Miscellaneous expenses	2,370	2,354
Total Operating Expenses	25,890	18,310
Less: Expenses waived and/or reimbursed	(14,601)	(11,198)
Net Operating Expenses	11,289	7,112

Net Investment Income	7,693	4,392

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain/(loss) from:
Investments	(1,711)	(5,636)
Affiliated Investments	(4,843)	(8,491)
Distribution of realized gains by underlying:
Affiliated Investment Companies	22,903	12,316
Net realized gain (loss)	16,349	(1,811)

Net change in unrealized appreciation/(depreciation) on:
Investments	4,852	5,104
Affiliated Investments	26,031	7,956

Net change in unrealized appreciation	30,883	13,060

Net Realized and Unrealized Gain on Investments and Affiliates	47,232	11,249

Net Increase in Net Assets Resulting From Operations	$54,925	$15,641

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Operations:
Net investment income (loss)	$(69,079)	$(175,597)	$(228,916)	$(300,436)	$21,570	$(45,857)
Net realized gain (loss) on investments	203,043	2,271,820	1,568,593	2,414,678	(108,832)	654,914
Net change in unrealized appreciation (depreciation) on investments	1,534,406	(2,240,901)	1,901,324	(7,058,931)	576,911	(1,862,137)
Net increase (decrease) in net assets resulting from operations	1,668,370	(144,678)	3,241,001	(4,944,689)	489,649	(1,253,080)

Distributions to Shareholders:
Total Distributions Paid:
Class I	(1,570,868)	(3,674,554)	(1,293,480)	(4,975,376)	(165,609)	(1,378,401)
Class A	(28,911)	(80,177)	(83,895)	(281,806)	(27,100)	(240,355)
Class C	(13,335)	(29,151)	(269,819)	(953,439)	(3,389)	(30,769)
Return of Capital
Class I	—	—	—	(347,446)	—	—
Class A	—	—	—	(19,679)	—	—
Class C	—	—	—	(66,582)	—	—
Total Dividends and Distributions to Shareholders	(1,613,114)	(3,783,882)	(1,647,194)	(6,644,328)	(196,098)	(1,649,525)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	2,568,853	3,257,933	4,089,221	1,881,802	310,535	406,493
Class A	22,272	82,321	126,200	200,477	13,519	59,384
Class C	12,155	5,405	4,311	4,655	3,671	3,782
Reinvestment of dividends and distributions
Class I	1,483,589	3,441,478	1,183,010	4,849,242	153,714	1,286,038
Class A	27,648	76,371	78,915	294,392	26,490	234,887
Class C	13,316	29,094	268,505	1,001,805	1,820	13,713
Cost of shares redeemed
Class I	(3,171,482)	(2,164,716)	(6,061,932)	(3,305,158)	(633,703)	(673,918)
Class A	(12,267)	(158,894)	(61,775)	(287,870)	(187,465)	(244,493)
Class C	(3,652)	(8,057)	(409,201)	(510,815)	(24,387)	(27,460)
Net increase (decrease) in net assets from share transactions of beneficial interest	940,432	4,560,935	(782,746)	4,128,530	(335,806)	1,058,426

Total Increase (Decrease) in Net Assets	995,688	632,375	811,061	(7,460,487)	(42,255)	(1,844,179)

Net Assets:
Beginning of year	20,188,032	19,555,657	23,831,230	31,291,717	10,963,446	12,807,625
End of year	$21,183,720	$20,188,032	$24,642,291	$23,831,230	$10,921,191	$10,963,446

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Operations:
Net investment income (loss)	$(5,949)	$(41,130)	$5,534	$17,810	$(140,126)	$(162,612)
Net realized gain (loss) on investments and foreign currency transactions	(278,844)	586,336	66,110	(34,722)	604,860	780,400
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	445,670	(1,080,060)	420,621	(927,795)	296,093	(1,595,366)
Net increase (decrease) in net assets resulting from operations	160,877	(534,854)	492,265	(944,707)	760,827	(977,578)

Distributions to Shareholders:
Total Distributions Paid:
Class I	(530,776)	(1,399,513)	(9,348)	(17,024)	(370,044)	(225,964)
Class A	(5,618)	(16,646)	—	—	(314,023)	(194,237)
Class C	(1,751)	(1,601)	—	(28)	(57,632)	(34,723)
Total Dividends and Distributions to Shareholders	(538,145)	(1,417,760)	(9,348)	(17,052)	(741,699)	(454,924)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	829,790	781,646	582,347	349,181	392,548	572,190
Class A	1,545	—	674	342	101,479	106,461
Class C	2,063	2,125	1,394	1,436	3,400	3,600
Reinvestment of dividends and distributions
Class I	496,766	1,287,014	8,558	15,533	351,251	213,457
Class A	5,512	16,303	—	—	295,067	183,321
Class C	1,740	1,564	—	28	55,432	33,363
Redemption fee proceeds
Class I	—	—	(3)	—	—	—
Cost of shares redeemed
Class I	(616,218)	(878,995)	(483,177)	(1,033,188)	(1,222,638)	(794,718)
Class A	(3,374)	(10,911)	(2,404)	(54,731)	(375,966)	(356,886)
Class C	(533)	(5)	(323)	—	(115,442)	(37,330)
Net increase (decrease) in net assets from share transactions of beneficial interest	717,291	1,198,741	107,066	(721,399)	(514,869)	(76,542)

Total Increase (Decrease) in Net Assets	340,023	(753,873)	589,983	(1,683,158)	(495,741)	(1,509,044)

Net Assets:
Beginning of year	5,952,658	6,706,531	2,853,148	4,536,306	12,246,190	13,755,234
End of year	$6,292,681	$5,952,658	$3,443,131	$2,853,148	$11,750,449	$12,246,190

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Operations:
Net investment income (loss)	$(555,847)	$(693,943)	$24,604	$46,391	$(1,139)	$(7,601)
Net realized gain on investments and foreign currency transactions	2,601,543	6,914,320	139,549	39,051	41,637	50,524
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	5,321,919	(22,277,865)	50,367	123,493	(66,771)	(284,403)
Net increase (decrease) in net assets resulting from operations	7,367,615	(16,057,488)	214,520	208,935	(26,273)	(241,480)

Distributions to Shareholders:
Total Distributions Paid:
Class I	(3,016,636)	(3,661,327)	(38,638)	(14,413)	(58,439)	(64,974)
Class A	(2,282,629)	(2,390,759)	(6,724)	(764)	(4,799)	(12,021)
Class C	(817,904)	(1,434,203)	(206)	(32)	(1)	(1)
Total Dividends and Distributions to Shareholders	(6,117,169)	(7,486,289)	(45,568)	(15,209)	(63,239)	(76,996)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	1,337,765	1,442,127	173,645	672,606	401,784	329,190
Class A	166,422	1,119,873	1,699	138,576	475	—
Class C	6,650	27,640	—	1,275	—	—
Reinvestment of dividends and distributions
Class I	2,772,936	3,351,958	38,292	14,282	57,598	64,059
Class A	2,133,091	2,262,107	6,602	735	3,769	10,901
Class C	783,803	1,405,624	206	32	1	1
Cost of shares redeemed
Class I	(4,970,084)	(5,550,304)	(620,167)	(451,944)	(424,338)	(445,231)
Class A	(1,990,731)	(2,248,929)	(135,922)	(11,520)	(135,408)	(9,225)
Class C	(1,480,344)	(3,619,617)	(7,202)	(1,245)	—	—
Net increase (decrease) in net assets from share transactions of beneficial interest	(1,240,492)	(1,809,521)	(542,847)	362,797	(96,119)	(50,305)

Total Increase (Decrease) in Net Assets	9,954	(25,353,298)	(373,895)	556,523	(185,631)	(368,781)

Net Assets:
Beginning of year	40,209,058	65,562,356	1,767,095	1,210,572	1,248,453	1,617,234
End of year	$40,219,012	$40,209,058	$1,393,200	$1,767,095	$1,062,822	$1,248,453

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Operations:
Net investment income (loss)	$133,698	$(132,510)	$315	$(12,448)	$169,058	$906
Net realized loss on investments	(240,708)	(6,949)	(9,823)	(2,141)	—	—
Distribution of realized gains by underlying investment companies	—	3,267	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments	122,623	(265,599)	3,303	(12,686)	—	—
Net increase (decrease) in net assets resulting from operations	15,613	(401,791)	(6,205)	(27,275)	169,058	906

Distributions to Shareholders:
Total Distributions Paid:
Class I	(56,344)	(152,472)	—	—	(162,374)	(535)
Class A	(502)	(2,014)	—	—	(3,607)	(20)
Class C	(10)	(483)	—	—	(2,876)	(8)
Return of Capital:
Class I	(61,128)	—	—	—	—	—
Class A	(591)	—	—	—	—	—
Class C	(8)	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(118,583)	(154,969)	—	—	(168,857)	(563)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	268,031	777,268	1,670	35,854	2,676,107	1,604,222
Class A	1,336	5,854	—	—	1,904	841
Class C	—	—	1,360	1,359	317,460	17,054
Reinvestment of dividends and distributions
Class I	116,619	150,968	—	—	161,076	531
Class A	1,086	1,993	—	—	3,506	19
Class C	17	475	—	—	2,841	8
Cost of shares redeemed
Class I	(885,985)	(964,856)	(91,335)	(167,328)	(2,808,205)	(1,983,776)
Class A	(6,584)	(20,132)	(52,298)	(9,853)	(57,722)	(271,534)
Class C	(31,545)	—	—	(13,603)	(133,370)	(28,529)
Net increase (decrease) in net assets from share transactions of beneficial interest	(537,025)	(48,430)	(140,603)	(153,571)	163,597	(661,164)

Total Increase (Decrease) in Net Assets	(639,995)	(605,190)	(146,808)	(180,846)	163,798	(660,821)

Net Assets:
Beginning of year	11,623,213	12,228,403	701,329	882,175	5,340,415	6,001,236
End of year	$10,983,218	$11,623,213	$554,521	$701,329	$5,504,213	$5,340,415

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Aggressive Balanced		Conservative Balanced		Moderate Balanced
	Allocation Portfolio		Allocation Portfolio		Allocation Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Operations:
Net investment income	$6,978	$26,923	$38,233	$66,525	$12,152	$44,890
Net realized gain (loss) on investments and affiliates	(223)	2,072	(21,825)	(13,531)	(23,111)	(386)
Distribution of realized gains by underlying affiliated investment companies	27,120	54,869	41,742	137,622	42,976	99,398
Net change in unrealized appreciation (depreciation) on investments and affiliates	40,196	(177,431)	49,632	(374,948)	53,545	(280,680)
Net increase (decrease) in net assets resulting from operations	74,071	(93,567)	107,782	(184,332)	85,562	(136,778)

Distributions to Shareholders:
Total Distributions Paid:
Class I	(50,959)	(74,884)	(91,659)	(151,581)	(63,033)	(90,465)
Class A	(1)	(1)	(1,565)	(2,719)	(927)	(3,886)
Class C	(9,053)	(14,576)	(27,203)	(43,805)	(28,069)	(36,027)
Total Dividends and Distributions to Shareholders	(60,013)	(89,461)	(120,427)	(198,105)	(92,029)	(130,378)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	33,178	34,584	139,771	68,411	78,514	44,402
Class A	119,378	—	—	—	1,426	1,131
Class C	6,994	5,162	22,110	14,462	63,069	43,323
Reinvestment of dividends and distributions
Class I	50,959	74,884	90,714	149,854	63,034	90,466
Class A	1	1	1,565	2,720	926	3,886
Class C	9,053	14,576	27,203	43,805	28,069	36,027
Cost of shares redeemed
Class I	(14,141)	(28,382)	(58,388)	(24,149)	(122,842)	(8,550)
Class A	—	(5,322)	(1,450)	(50)	—	(33,771)
Class C	(1,516)	(17,369)	(63,154)	(13,852)	(55,467)	(35,578)
Net increase in net assets from share transactions of beneficial interest	203,906	78,134	158,371	241,201	56,729	141,336

Total Increase (Decrease) in Net Assets	217,964	(104,894)	145,726	(141,236)	50,262	(125,820)

Net Assets:
Beginning of year	924,329	1,029,223	2,621,764	2,763,000	1,647,070	1,772,890
End of year	$1,142,293	$924,329	$2,767,490	$2,621,764	$1,697,332	$1,647,070

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Moderately Aggressive Balanced		Moderately Conservative Balanced
	Allocation Portfolio		Allocation Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Operations:
Net investment income	$7,693	$24,437	$4,392	$19,319
Net realized gain (loss) on investments and affiliates	(6,554)	—	(14,127)	4,972
Distribution of realized gains by underlying affiliated and non affiliated investment companies	22,903	51,945	12,316	38,881
Net change in unrealized appreciation (depreciation) on investments and affiliates	30,883	(156,147)	13,060	(115,496)
Net increase (decrease) in net assets resulting from operations	54,925	(79,765)	15,641	(52,324)

Distributions to Shareholders:
Total Distributions Paid:
Class I	(35,841)	(53,434)	(28,286)	(63,427)
Class A	(3,456)	(5,239)	(1)	(1)
Class C	(10,721)	(13,273)	(11,267)	(16,396)
Total Dividends and Distributions to Shareholders	(50,018)	(71,946)	(39,554)	(79,824)

Share Transactions of Beneficial Interest (Note 5):
Net proceeds from shares sold
Class I	14,613	21,324	317,055	525
Class A	435	69,017	—	—
Class C	9,772	8,955	15,800	6,500
Reinvestment of dividends and distributions
Class I	35,841	53,434	28,287	56,212
Class A	3,456	5,239	1	1
Class C	10,721	13,273	11,267	16,396
Cost of shares redeemed
Class I	(24)	(2,626)	(247,007)	(77,504)
Class A	(12)	(12)	—	—
Class C	(5,500)	(5,726)	—	(6,500)

Net increase (decrease) in net assets from share transactions of beneficial interest	69,302	162,878	125,403	(4,370)

Total Increase (Decrease) in Net Assets	74,209	11,167	101,490	(136,518)

Net Assets:
Beginning of year	906,799	895,632	649,687	786,205
End of year	$981,008	$906,799	$751,177	$649,687

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust currently consists of seventeen series. These financial statements include the following seventeen series: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, and Moderately Conservative Balanced Allocation Portfolio, (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager.

The following serve as advisers (the “Advisers”) to their respective Portfolio(s): M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; Smith Group Asset Management serves as Adviser to Large Capitalization Growth, Energy & Basic Materials, Financial Services and International Equity; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Zacks Investment Management, Inc. serves as Adviser to Small Capitalization; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology and Technology & Communications; Saratoga Capital Management, LLC serves as Adviser to U.S. Government Money Market, Investment Quality Bond, Municipal Bond, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation. Ultimus Fund Solutions, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent. Northern Lights Distributors, LLC (“NLD” or the “Distributor”) is the Trust’s Distributor.

The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio, the Financial Services Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, and Moderately Aggressive Balanced Allocation are diversified portfolios.

Investment Quality Bond, Municipal Bond, U.S. Government Money Market, Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation are “fund of funds”, in that the Portfolios will generally invest in other investment companies.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital
Aggressive Balanced Allocation	Total return consisting of capital appreciation and income
Conservative Balanced Allocation	Total return consisting of capital appreciation and income
Moderate Balanced Allocation	Total return consisting of capital appreciation and income
Moderately Aggressive Balanced Allocation	Total return consisting of capital appreciation and income
Moderately Conservative Balanced	Total return consisting of capital appreciation and income
Allocation

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

Currently, all Portfolios offer Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the mean between current bid and ask. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board appointed Saratoga Capital Management, LLC as the valuation designee. The Valuation designee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon the methods established by the board of directors of the Underlying Funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2023, for the Portfolios’ assets and liabilities measured at fair value:

Large Capitalization Value

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$18,737,724	$—	$—	$18,737,724
Short-Term Investment	2,875,114	—	—	2,875,114
Total	$21,612,838	$—	$—	$21,612,838

Large Capitalization Growth

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$24,404,369	$—	$—	$24,404,369
Short-Term Investments	320,021	—	—	320,021
Total	$24,724,390	$—	$—	$24,724,390

Mid Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$10,777,559	$—	$—	$10,777,559
Short-Term Investment	131,204	—	—	131,204
Total	$10,908,763	$—	$—	$10,908,763

Small Capitalization

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$6,022,789	$—	$—	$6,022,789
Collateral for Securities Loaned	—	54,141	—	54,141
Short-Term Investment	288,138	—	—	288,138
Total	$6,310,927	$54,141	$—	$6,365,068

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$134,747	$—	$134,747
Canada	140,156	—	—	140,156
Cayman Islands	95,194	—	—	95,194
China	—	223,853	—	223,853
Denmark	—	90,384	—	90,384
France	—	336,515	—	336,515
Germany	—	226,158	—	226,158
Indonesia	—	79,995	—	79,995
Italy	—	85,088	—	85,088
Japan	—	519,400	—	519,400
Korea (Republic of)	—	152,209	—	152,209
Mexico	74,193	—	—	74,193
Netherlands	—	165,474	—	165,474
Spain	—	165,561	—	165,561
Swizterland	—	165,377	—	165,377
Taiwan Province of China	72,985	163,451	—	236,436
Thailand	—	90,164	—	90,164
United Kingdom	180,102	161,312	—	341,414
United States	76,716	—	—	76,716
Short-Term Investment	35,055	—	—	35,055
Total	$674,401	$2,759,688	$—	$3,434,089
Derivatives
Forward Currency Contract	$—	$6	$—	$6
Total	$—	$6	$—	$6

Health & Biotechnology

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$11,502,500	$—	$—	$11,502,500
Short-Term Investment	288,962	—	—	288,962
Total	$11,791,462	$—	$—	$11,791,462

Technology & Communications

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$39,907,682	$—	$—	$39,907,682
Short-Term Investment	455,618	—	—	455,618
Total	$40,363,300	$—	$—	$40,363,300

Energy & Basic Materials

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,356,983	$—	$—	$1,356,983
Short-Term Investment	25,324	—	—	25,324
Total	$1,382,307	$—	$—	$1,382,307

Financial Services

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,035,416	$—	$—	$1,035,416
Short-Term Investment	20,440	—	—	20,440
Total	$1,055,856	$—	$—	$1,055,856

Investment Quality Bond

Assets*	Level 1	Level 2	Level 3	Total
Open End Funds	$10,799,071	$—	$—	$10,799,071
Short-Term Investment	244,743	—	—	244,743
Total	$11,043,814	$—	$—	$11,043,814

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

Municipal Bond

Assets*	Level 1	Level 2	Level 3	Total
Open End Funds	$536,668	$—	$—	$536,668
Short-Term Investment	17,058	—	—	17,058
Total	$553,726	$—	$—	$553,726

U.S. Government Money Market

Assets*	Level 1	Level 2	Level 3	Total
Short-Term Investments	$5,459,781	$—	$—	$5,459,781
Total	$5,459,781	$—	$—	$5,459,781

Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$1,050,186	$—	$—	$1,050,186
Short-Term Investment	92,970	—	—	92,970
Total	$1,143,156	$—	$—	$1,143,156

Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$2,042,078	$—	$—	$2,042,078
Short-Term Investment	728,901	—	—	728,901
Total	$2,770,979	$—	$—	$2,770,979

Moderate Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$1,463,613	$—	$—	$1,463,613
Short-Term Investment	235,514	—	—	235,514
Total	$1,699,127	$—	$—	$1,699,127

Moderately Aggressive Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$842,065	$—	$—	$842,065
Short-Term Investment	138,532	—	—	138,532
Total	$980,597	$—	$—	$980,597

Moderately Conservative Balanced Allocation

Assets*	Level 1	Level 2	Level 3	Total
Open Ended Funds	$651,213	$—	$—	$651,213
Short-Term Investment	100,995	—	—	100,995
Total	$752,208	$—	$—	$752,208

The Funds did not hold any Level 3 securities during the year.

*	Refer to the Schedules of Investments for industry or category classifications.

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2023, available to offset future capital gains, and utilized capital gains, if any, are as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	CLCF Utilized	Total
Large Capitalization Value	$—	$—	$—	$—
Large Capitalization Growth	—	—	—	—
Mid Capitalization	94,894	—	—	94,894
Small Capitalization	278,279	—	—	278,279
International Equity	2,422,027	162,801	—	2,584,828
Health & Biotechnology	—	—	—	—
Technology & Communications	—	—	—	—
Energy & Basic Materials	858,608	153,578	110,041	1,012,186
Financial Services	—	—	—	—
Investment Quality Bond	746	2,182	—	2,928
Municipal Bond	8,556	15,210	—	23,766
U.S. Government Money Market	—	—	—	—
Aggressive Balanced Allocation	—	—	—	—
Conservative Balanced Allocation	—	—	—	—
Moderate Balanced Allocation	—	—	—	—
Moderately Aggressive Balanced Allocation	—	—	—	—
Moderately Conservative Balanced Allocation	130	1,257	—	1,387

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on its 2020-2022 returns and expected to be taken in the Portfolios’ 2023 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2023, the Portfolios did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are reflected for financial reporting purposes as of the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis including premium amortized and discount accreted. All paydown gains and losses are classified as interest income in the accompanying Statements of Operations in accordance with U.S. GAAP. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method, or where applicable, the first call date of the security. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Capital
Portfolio	Income Dividends	Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communication	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Monthly	Annually
Municipal Bond	Monthly	Annually
U.S. Government Money Market	Daily - paid monthly	Annually
Aggressive Balanced Allocation	Annually	Annually
Conservative Balanced Allocation	Annually	Annually

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

Capital
Portfolio	Income Dividends	Gains
Moderate Balanced Allocation	Annually	Annually
Moderately Aggressive Balanced Allocation	Annually	Annually
Moderately Conservative Balanced Allocation	Annually	Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in- surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of each Portfolio.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(f) Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(h) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Market Disruptions Risk. The Portfolio is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause the Portfolio to lose value.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets-for the securities the Portfolios hold, and may adversely affect the Portfolios’ investments and operations. The transmission of COVID 19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively- affected the economy. These disruptions have led to instability in the marketplace and the jobs market-. The impact of COVID 19 could adversely affect the economies of many nations or the entire global economy, the financial well being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of the Portfolios’ securities or other assets. Such impacts may adversely affect the performance of the Portfolios.

2.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees to earn additional income. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued interest, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios have the right under the Master Securities Lending Agreement to recover the securities from the borrower on demand; if the borrower fails to deliver the securities on a timely basis, the Portfolios could experience delays or losses on recovery. Additionally, the Portfolios are subject to the risk of loss from investments made with the cash received as collateral. The Portfolios manage credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

At August 31, 2023, the following portfolio loaned securities and received U.S. Government securities and cash collateral for the loan. This cash was invested in repurchase agreements as shown in the Schedule of Investments. The aggregate market value of the collateral shown below includes non-cash U.S Treasury securities and is calculated based on prior day’s prices.

	Market Value of	Market Value	Value of
Portfolio	Loaned Securities	of Collateral	Non-cash Collateral
Large Capitalization Growth	$177,355	$181,835	$181,835
Small Capitalization	338,747	351,025	296,884

At August 31, 2023, the percentage of total investment income the Portfolios received from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Percentage of Total
Portfolio	Investment Income
Large Capitalization Value	0.53%
Large Capitalization Growth	0.25%
Mid Capitalization	0.11%
Small Capitalization	0.79%
International Equity	0.34%
Health & Biotechnology	0.08%
Technology & Communications	0.31%

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

The following table presents the Portfolio’s assets and liabilities available for offset under a master netting arrangement net of collateral pledged as of August 31, 2023.

Gross Amounts not offset in the
Statements of Assets and Liabilities
	Gross Amounts Recognized	Financial
	in Statements of Assets and	Instruments	Cash Collateral	Net Amount
	Liabilities	Pledged	Pledged	of Assets
Small Capitalization
Description of Liability
Securities Loaned	$54,141	$54,141	$—	$—

3.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; 0.475% for U.S. Government Money Market; 0.90% for Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, and Aggressive Balanced Allocation. The manager pays the fees charged by the Portfolios’ sub-advisers. The Portfolios do not pay the sub-advisers directly.

For the year ended August 31, 2023, the Manager waived $2,175 for Energy & Basic Materials, $742 for Financial Services, $6,922 for Municipal Bond, $16,046 for Aggressive Balanced Allocation, $28,817 for Conservative Balanced Allocation, $21,341 for Moderate Balanced Allocation, $14,601 for Moderately Aggressive Balanced Allocation, and $11,198 for Moderately Conservative Balanced Allocation. The U.S Government Money Market Fund is subject to additional voluntary waivers by the Manager to ensure the portfolio maintains a NAV of $1.00.

(b) Ultimus Fund Solutions, LLC (“UFS”), an affiliate of Northern Lights Distributors, LLC (the “Distributor”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with UFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolios.

Certain employees of UFS are also officers of the Trust, and are not paid any fees directly by the Trust for serving in such capacity.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation Class A shares) and 1.00% of the average daily net assets of the Portfolios’ Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the year ended August 31, 2023 the Distributor waived $0 in fees for the U.S. Government Money Market Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I shares are offered at net asset value.

For the year ended August 31, 2023, the Distributor received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC’s
	Class A	Class C
Large Capitalization Value	$1,273	$122
Large Capitalization Growth	7,417	43
Mid Capitalization	392	37
Small Capitalization	56	21
International Equity	24	14
Health & Biotechnology	3,115	67
Technology & Communications	1,180	156
Energy & Basic Materials	17	3
Financial Services	17	—
Investment Quality Bond	36	—
Municipal Bond	—	—
U.S Government Money Market	—	2,327
Aggressive Balanced Allocation	4,315	70
Conservative Balanced Allocation	—	221
Moderate Balanced Allocation	87	521
Moderately Aggressive Balanced Allocation	78	28
Moderately Conservative Balanced Allocation	—	158

(d) The Trust and the Manager have entered into Excess Expense Agreements (the “Expense Agreements”). In connection with the Expense Agreements, the Manager is currently voluntarily waiving, all or a portion of its management fees and/or assuming certain other operating expenses (excluding front-end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at August 31, 2023, for each portfolio were: 3.00%, 3.60% and 2.60% for Class A, C and I shares, respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, and Small Capitalization; 3.30%, 3.90% and 2.90% for Class A, C and I shares, respectively, of International Equity; 2.30%, 2.90% and 1.90%, for Class A, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75% and 1.75% for Class A, C and I shares, respectively, of U.S. Government Money Market; 3.40%, 4.00% and 3.00% for Class A, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services. For the Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation the Manager is waiving all or a portion of its management fees and/or assuming certain operating expenses (excluding front end and contingent deferred sales loads, interest and tax expenses, leverage, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) the expense caps are 1.24%, 0.99% and 1.99% for Classes A, I and C shares respectively. Under the terms of the Expense Agreements, the Manager is permitted to seek reimbursement from the Portfolios, subject to limitations, for fees they waived and Portfolio expenses they paid within three (3) years of the end of the fiscal year in which such fees were waived or expenses paid, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed (i) the

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

expense cap in place at the time the advisory fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.

The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice, except for the Aggressive Balanced Allocation, Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Moderately Conservative Balanced Allocation which shall continue through December 31, 2023.

In addition, the U.S. Government Money Market Portfolio’s distributor has agreed to waive Distribution Fees and/or Service (12b-1) Fees for the Portfolio’s Class A and C shares through December 31, 2023. The Agreement may only be terminated during its term by or with the consent of the Trust’s Board of Trustees.

The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	8/31/2024	8/31/2025	8/31/2026
International Equity	$7,065	$12,272	$—
Energy & Basic Materials	12,004	3,323	2,175
Financial Services	5,710	4,609	742
Investment Quality Bond	—	843	—
Municipal Bond	9,915	5,596	6,922
Aggressive Balanced Allocation	13,846	12,260	16,046
Conservative Balanced Allocation	25,699	27,543	28,817
Moderate Balanced Allocation	19,205	19,364	21,341
Moderately Aggressive Balanced Allocation	12,873	11,730	14,601
Moderately Conservative Balanced Allocation	11,586	10,829	11,198

For the year ended August 31, 2023, the advisor recouped $24,136 of previously waived fees for the International Equity Fund.

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement. For the year ended August 31, 2023, the amount received by the participating Portfolios under this arrangement was as follows: Large Cap Value, $13,319; Health & Biotechnology, $1,424; and Technology & Communications, $2,874. These amounts are included with the realized gain/loss for each Portfolio in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

(f) Affiliated Investments – Companies which are affiliates of the Portfolios at August 31, 2023, are noted in the Portfolio’s Schedule of Investments. A summary of the investments in the affiliated investments are detailed below:

Affiliated Holding	Value at 8/31/2022	Purchases	Sale Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 8/31/2023	Shares at 8/31/2023	Income	Long Term Capital Gain Distribution
Aggressive Balanced Allocation
Saratoga Energy & Basic Materials Portfolio, CL I	$30,400	$3,979	$294	$(24)	$3,969	$38,030	2,726	$885	$—
Saratoga Health & Biotechnology Portfolio, CL I	37,663	6,520	418	(34)	510	44,241	1,934	—	2,117
Saratoga Large Capitalization Growth Portfolio, CL I	122,256	38,020	1,459	(243)	14,308	172,882	6,957	—	7,730
Saratoga Large Capitalization Value Portfolio, CL I	171,886	33,628	16,739	(1,272)	2,039	189,542	7,273	2,621	11,134
Saratoga Mid Capitalization Portfolio, CL I	101,696	14,887	1,243	(145)	3,315	118,510	9,794	—	1,796
Saratoga Small Capitalization Value Portfolio, CL I	—	90,000	—	—	8,017	98,017	15,126	—	—
Saratoga Technology & Communications Portfolio, CL I	30,388	8,271	373	(45)	3,614	41,855	1,752	—	4,343
Total	494,289			(1,763)	35,772	703,077		3,506	27,120
Conservative Balanced Allocation
Saratoga Large Capitalization Growth Portfolio, CL I	264,245	44,108	16,000	(1,355)	23,523	314,521	12,657	—	15,677
Saratoga Large Capitalization Value Portfolio, CL I	367,534	27,699	49,731	(3,388)	2,738	344,852	13,233	5,279	22,420
Saratoga Mid Capitalization Portfolio, CL I	220,453	3,645	14,000	(1,000)	6,191	215,289	17,793	—	3,645
Saratoga Small Capitalization Value Portfolio, CL I	—	47,000	—	—	4,186	51,186	7,899	—	—
Total	852,232			(5,743)	36,638	925,848		5,279	41,742
Moderate Balanced Allocation
Saratoga Energy & Basic Materials Portfolio, CL I	28,381	1,758	2,553	(483)	3,770	30,873	2,213	772	—
Saratoga Health & Biotechnology Portfolio, CL I	35,761	3,237	3,650	(671)	1,046	35,723	1,562	—	1,878
Saratoga Large Capitalization Growth Portfolio, CL I	232,635	48,708	34,792	(7,379)	22,564	261,736	10,533	—	13,759
Saratoga Large Capitalization Value Portfolio, CL I	325,123	36,693	72,296	(5,273)	2,756	287,003	11,013	4,634	19,683
Saratoga Mid Capitalization Portfolio, CL I	195,317	11,384	29,800	(4,404)	8,410	180,907	14,951	—	3,223
Saratoga Small Capitalization Value Portfolio, CL I	—	59,300	—	—	5,269	64,569	9,964	—	—
Saratoga Technology & Communications Portfolio, CL I	33,105	5,691	3,064	(378)	2,723	38,077	1,594	—	4,433
Total	850,322			(18,588)	46,538	898,888		5,406	42,976
Moderately Aggressive Balanced Allocation
Saratoga Energy & Basic Materials Portfolio, CL I	22,769	665	—	—	2,841	26,275	1,884	665	—
Saratoga Health & Biotechnology Portfolio, CL I	24,375	1,375	—	—	231	25,981	1,136	—	1,375
Saratoga Large Capitalization Growth Portfolio, CL I	118,895	19,558	8,600	(1,359)	11,055	139,549	5,616	—	6,957
Saratoga Large Capitalization Value Portfolio, CL I	166,113	12,288	24,902	(1,653)	1,160	153,006	5,871	2,342	9,947
Saratoga Mid Capitalization Portfolio, CL I	107,872	1,761	8,000	(1,831)	4,246	104,048	8,599	—	1,761
Saratoga Small Capitalization Value Portfolio, CL I	—	53,500	—	—	4,766	58,266	8,992	—	—
Saratoga Technology & Communications Portfolio, CL I	19,930	2,862	—	—	1,732	24,524	1,027	—	2,863
Total	459,954			(4,843)	26,031	531,649		3,007	22,903
Moderately Conservative Balanced Allocation
Saratoga Large Capitalization Growth Portfolio, CL I	87,806	56,166	35,558	(3,166)	5,735	110,983	4,466	—	4,619
Saratoga Large Capitalization Value Portfolio, CL I	119,865	54,929	49,293	(3,565)	(822)	121,114	4,648	1,546	6,566
Saratoga Mid Capitalization Portfolio, CL I	76,978	36,511	30,086	(1,711)	1,892	83,584	6,908	—	1,131
Saratoga Small Capitalization Value Portfolio, CL I	—	50,978	9,694	(49)	1,151	42,386	6,541	—	—
Total	284,649			(8,491)	7,956	358,067		1,546	12,316

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

4.	INVESTMENT TRANSACTIONS

(a)	For the year ended August 31, 2023, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$16,428,572	$17,955,775
Large Capitalization Growth	17,368,210	20,095,518
Mid Capitalization	7,021,333	6,920,816
Small Capitalization	5,684,998	5,475,861
International Equity	1,957,474	1,891,303
Health & Biotechnology	6,901,863	8,053,133
Technology & Communications	2,368,825	10,319,700
Energy & Basic Materials	786,065	1,352,015
Financial Services	518,843	699,938
Investment Quality Bond	11,412,962	11,573,509
Municipal Bond	597,380	741,258
Aggressive Balanced Allocation	387,801	240,702
Conservative Balanced Allocation	1,042,730	982,048
Moderate Balanced Allocation	580,868	633,608
Moderately Aggressive Balanced Allocation	275,844	272,614
Moderately Conservative Balanced Allocation	494,974	423,414

(b) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

(c) Other Investment Companies or Exchange Traded Funds – Certain Portfolios may invest up to 100% of their net assets in shares of affiliated and unaffiliated investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). An ETF generally is an open-end investment company, unit investment trust or a portfolio of securities deposited with a depository in exchange for depository receipts. ETFs provide investors the opportunity to buy or sell throughout the day an entire portfolio of securities in a single security. Although index mutual funds are similar to index-based ETFs, they are generally sold and redeemed only once per day at market close. The ETFs in which a Portfolio invests may be subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which a Portfolio invests hold securities of companies with smaller market capitalizations or securities with substantial market risk, they will have a greater exposure to liquidity risk. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds that can be found in “Exchange-Traded Funds” below: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost. In addition to the advisory and operational fees a Portfolio bears directly in connection with its own operation, the Portfolio also bears its pro rata portion of the advisory and operational expenses incurred indirectly through investments in other investment companies.

The derivative instruments outstanding, as of August 31, 2023, as disclosed in the Portfolio of Investments and Statement of Assets and Liabilities, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund. The derivatives are not accounted for as hedging instruments under GAAP.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

The effect of derivative instruments on the Statements of Assets and Liabilities for the period ended August 31, 2023, were as follows:

			Location of derivatives on Statements of	Fair value of liability
Fund	Derivative	Risk Type	Assets and Liabilities	derivatives
International Equity
	Forward Exchange Contracts	Foreign Exchange	Unrealized depreciation on forward currency exchange contracts	$(6)

The effect of derivative instruments on the Statements of Operations for the period ended August 31, 2023, were as follows:

Fund	Derivative	Location of loss on derivatives	Risk Type	Realized and unrealized gain (loss) on derivatives

International Equity
	Forward Exchange Contracts	Net realized loss from investments and foreign currency transactions	Foreign Exchange	$(8,539)
	Forward Exchange Contracts	Net change in unrealized appreciation on investments and foreign currency translations	Foreign Exchange	355
			Total	$(8,184)

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

5.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $0.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Large Capitalization Value
Issued	102,065	119,488	944	2,665	741	266
Redeemed	(130,959)	(79,642)	(526)	(5,786)	(221)	(321)
Reinvested from Dividends	62,335	128,702	1,255	3,054	803	1,492
Net Increase (Decrease) in Shares	33,441	168,548	1,673	(67)	1,323	1,437
Large Capitalization Growth
Issued	188,238	64,915	6,771	9,588	568	369
Redeemed	(270,512)	(122,844)	(3,339)	(12,608)	(48,881)	(41,035)
Reinvested from Dividends	57,567	165,503	4,556	11,729	33,647	78,882
Net Increase (Decrease) in Shares	(24,707)	107,574	7,988	8,709	(14,666)	38,216
Mid Capitalization
Issued	26,148	30,666	1,347	4,629	498	440
Redeemed	(54,324)	(51,919)	(19,098)	(21,583)	(3,263)	(3,102)
Reinvested from Dividends	13,183	98,547	2,652	20,879	247	1,629
Net Increase (Decrease) in Shares	(14,993)	77,294	(15,099)	3,925	(2,518)	(1,033)
Small Capitalization
Issued	132,451	100,977	255	—	2,344	1,157
Redeemed	(99,483)	(115,004)	(613)	(1,661)	(605)	(1)
Reinvested from Dividends	79,483	161,280	1,024	2,329	1,912	874
Net Increase in Shares	112,451	147,253	666	668	3,651	2,030
International Equity
Issued	60,250	30,699	79	32	160	130
Redeemed	(48,711)	(87,524)	(248)	(4,720)	(35)	—
Reinvested from Dividends	895	1,301	—	—	—	3
Net Increase (Decrease) in Shares	12,434	(55,524)	(169)	(4,688)	125	133
Health & Biotechnology
Issued	16,583	23,658	5,238	5,157	247	246
Redeemed	(53,318)	(33,351)	(19,139)	(17,461)	(8,406)	(2,538)
Reinvested from Dividends	14,684	9,146	14,557	9,148	3,898	2,301
Net Increase (Decrease) in Shares	(22,051)	(547)	656	(3,156)	(4,261)	9
Technology & Communications
Issued	64,832	48,178	9,259	43,127	588	1,605
Redeemed	(244,230)	(203,520)	(119,093)	(91,469)	(131,680)	(224,527)
Reinvested from Dividends	153,201	109,720	142,111	86,176	80,804	75,047
Net Increase (Decrease) in Shares	(26,197)	(45,622)	32,277	37,834	(50,288)	(147,875)
Energy & Basic Materials
Issued	12,686	55,483	144	11,812	—	141
Redeemed	(47,787)	(37,157)	(11,228)	(974)	(753)	(134)
Reinvested from Dividends	2,982	1,281	567	72	21	4
Net Increase (Decrease) in Shares	(32,119)	19,607	(10,517)	10,910	(732)	11
Financial Services
Issued	40,197	28,403	55	—	—	—
Redeemed	(47,976)	(41,508)	(16,181)	(965)	—	—
Reinvested from Dividends	6,187	5,684	455	1,076	—	—
Net Increase (Decrease) in Shares	(1,592)	(7,421)	(15,671)	111	—	—
Investment Quality Bond
Issued	29,134	82,426	147	639	—	—
Redeemed	(96,152)	(102,013)	(726)	(2,110)	(3,526)	—
Reinvested from Dividends	12,664	15,942	119	212	2	51
Net Increase (Decrease) in Shares	(54,354)	(3,645)	(460)	(1,259)	(3,524)	51

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022	August 31, 2023	August 31, 2022
Municipal Bond
Issued	192	4,038	—	—	159	154
Redeemed	(10,454)	(19,023)	(6,124)	(1,135)	—	(1,565)
Reinvested from Dividends	—	—	—	—	—	—
Net Increase (Decrease) in Shares	(10,262)	(14,985)	(6,124)	(1,135)	159	(1,411)
U.S. Government Money Market
Issued	2,676,107	1,604,223	1,904	841	317,460	17,054
Redeemed	(2,808,205)	(1,983,775)	(57,722)	(271,534)	(133,370)	(28,529)
Reinvested from Dividends	161,076	531	3,506	19	2,841	8
Net Increase (Decrease) in Shares	28,978	(379,021)	(52,312)	(270,674)	186,931	(11,467)
Aggressive Balanced Allocation
Issued	3,305	3,041	11,986	—	715	469
Redeemed	(1,376)	(2,390)	—	(418)	(160)	(1,665)
Reinvested from Dividends	5,189	6,552	— **	— **	926	1,276
Net Increase (Decrease) in Shares	7,118	7,203	11,986	(418)	1,481	80
Conservative Balanced Allocation
Issued	13,698	6,155	—	—	2,229	1,334
Redeemed	(5,675)	(2,091)	(147)	(5)	(6,361)	(1,288)
Reinvested from Dividends	9,126	13,416	157	243	2,773	3,947
Net Increase (Decrease) in Shares	17,149	17,480	10	238	(1,359)	3,993
Moderate Balanced Allocation
Issued	7,651	3,847	136	100	6,233	3,856
Redeemed	(12,223)	(685)	—	(3,115)	(5,510)	(3,121)
Reinvested from Dividends	6,192	7,759	91	333	2,799	3,101
Net Increase (Decrease) in Shares	1,620	10,921	227	(2,682)	3,522	3,836
Moderately Aggressive Balanced Allocation
Issued	1,401	1,877	41	5,513	939	780
Redeemed	(2)	(211)	(1)	(1)	(555)	(461)
Reinvested from Dividends	3,563	4,638	345	455	1,080	1,155
Net Increase (Decrease) in Shares	4,962	6,304	385	5,967	1,464	1,474
Moderately Conservative Balanced Allocation
Issued	32,157	50	—	—	1,726	604
Redeemed	(26,222)	(7,125)	—	—	—	(604)
Reinvested from Dividends	3,048	5,224	— **	— **	1,242	1,541
Net Increase (Decrease) in Shares	8,983	(1,851)	— **	— **	2,968	1,541

**	Amount represents less than 0.5 shares.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation August 31, 2023, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Large Capitalization Value	$19,569,889	$2,228,221	$(185,272)	$2,042,949
Large Capitalization Growth	19,233,027	5,806,137	(314,774)	5,491,363
Mid Capitalization	8,556,727	2,534,221	(182,185)	2,352,036
Small Capitalization	5,463,782	1,172,626	(271,340)	901,286
International Equity	3,035,446	526,989	(128,346)	398,643
Health & Biotechnology	8,822,592	3,037,729	(68,859)	2,968,870
Technology & Communications	12,439,533	27,948,176	(24,409)	27,923,767
Energy & Basic Materials	1,040,654	403,329	(61,676)	341,653
Financial Services	712,904	384,130	(41,178)	342,952
Investment Quality Bond	11,252,049	—	(208,235)	(208,235)
Municipal Bond	563,678	—	(9,952)	(9,952)
U.S. Government Money Market	5,459,781	—	—	—
Aggressive Balanced Allocation	1,133,743	25,112	(15,699)	9,413
Conservative Balanced Allocation	2,816,050	9,452	(54,523)	(45,071)
Moderate Balanced Allocation	1,693,197	38,612	(32,682)	5,930
Moderately Aggressive Balanced Allocation	971,075	20,552	(11,030)	9,522
Moderately Conservative Balanced Allocation	759,468	1,523	(8,783)	(7,260)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends utilized during the period ended August 31, 2023 was as follows:

For fiscal year ended	Ordinary	Long-Term	Exempt	Return of
8/31/2023	Income	Capital Gains	Income	Capital	Total
Large Capitalization Value	$307,361	$1,305,753	$—	$—	$1,613,114
Large Capitalization Growth	—	1,647,194	—	—	1,647,194
Mid Capitalization	—	196,098	—	—	196,098
Small Capitalization	—	538,145	—	—	538,145
International Equity	9,348	—	—	—	9,348
Health & Biotechnology	—	741,699	—	—	741,699
Technology & Communications	—	6,117,169	—	—	6,117,169
Energy & Basic Materials	45,568	—	—	—	45,568
Financial Services	—	63,239	—	—	63,239
Investment Quality Bond	56,855	—	—	61,728	118,583
Municipal Bond	—	—	—	—	—
U.S. Government Money Market	168,857	—	—	—	168,857
Aggressive Balanced Allocation	5,407	54,606	—	—	60,013
Conservative Balanced Allocation	7,511	112,916	—	—	120,427
Moderate Balanced Allocation	—	92,029	—	—	92,029
Moderately Aggressive Balanced Allocation	17	50,001	—	—	50,018
Moderately Conservative Balanced Allocation	288	39,266	—	—	39,554

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

The tax character of dividends utilized during the period ended August 31, 2022 was as follows:

For fiscal year ended	Ordinary	Long-Term	Exempt	Return of
8/31/2022	Income	Capital Gains	Income	Capital	Total
Large Capitalization Value	$2,000,493	$1,783,389	$—	$—	$3,783,882
Large Capitalization Growth	1,648,261	4,562,360	—	433,707	6,644,328
Mid Capitalization	352,691	1,296,834	—	—	1,649,525
Small Capitalization	202,520	1,215,240	—	—	1,417,760
International Equity	17,052	—	—	—	17,052
Health & Biotechnology	53,205	401,719	—	—	454,924
Technology & Communications	—	7,486,289	—	—	7,486,289
Energy & Basic Materials	15,209	—	—	—	15,209
Financial Services	31,650	45,346	—	—	76,996
Investment Quality Bond	—	154,969	—	—	154,969
Municipal Bond	—	—	—	—	—
U.S. Government Money Market	615	—	—	—	615
Aggressive Balanced Allocation	27,299	62,162	—	—	89,461
Conservative Balanced Allocation	53,920	144,185	—	—	198,105
Moderate Balanced Allocation	44,890	85,488	—	—	130,378
Moderately Aggressive Balanced Allocation	24,553	47,393	—	—	71,946
Moderately Conservative Balanced Allocation	19,978	59,846	—	—	79,824

During the fiscal year ended August 31, 2023, the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of distributions in excess, net operating losses and short-term capital gains, tax adjustments for prior year tax returns, reclassification of Fund distributions, adjustments for nondeductible payments and foreign tax credit pass-through, and the use of tax equalization credits, resulted in reclassification for the tax year ended August 31, 2023 as follows:

	Paid	Distributable
	In	or Accumulated
	Capital	Earnings (Loss)
Large Capitalization Value	$(101,696)	$101,696
Large Capitalization Growth	(275,781)	275,781
Mid Capitalization	(23,942)	23,942
Small Capitalization	(24,364)	24,364
International Equity	—	—
Health & Biotechnology	(114,435)	114,435
Technology & Communications	107,274	(107,274)
Energy & Basic Materials	—	—
Financial Services	(20,400)	20,400
Investment Quality Bond	—	—
Municipal Bond	(7,144)	7,144
U.S. Government Money Market	—	—
Aggressive Balanced Allocation	—	—
Conservative Balanced Allocation	—	—
Moderate Balanced Allocation	—	—
Moderately Aggressive Balanced Allocation	—	—
Moderately Conservative Balanced Allocation	—	—

Net assets were unaffected by the above reclassifications.

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

As of each of the Portfolio’s tax year-ended August 31, 2023, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Large Capitalization Value	$—	$171,369	$(76,137)	$—	$—	$2,042,949	$2,138,181
Large Capitalization Growth	—	—	(158,289)	—	—	5,491,363	5,333,074
Mid Capitalization	—	—	—	(94,894)	—	2,352,036	2,257,142
Small Capitalization	—	—	(4,237)	(278,279)	—	901,286	618,770
International Equity	26,606	—	—	(2,584,828)	—	398,650	(2,159,572)
Health & Biotechnology	—	570,596	(93,980)	—	—	2,968,870	3,445,486
Technology & Communications	—	1,923,923	(367,505)	—	—	27,923,767	29,480,185
Energy & Basic Materials	22,454	—	—	(1,012,186)	—	341,639	(648,093)
Financial Services	—	—	(2,611)	—	—	342,952	340,341
Investment Quality Bond	—	—	(187,923)	(2,928)	—	(208,235)	(399,086)
Municipal Bond	—	—	—	(23,766)	—	(9,952)	(33,718)
U.S. Government Money Market	549	—	—	—	—	—	549
Aggressive Balanced Allocation	2,034	27,058	—	—	—	9,413	38,505
Conservative Balanced Allocation	31,791	16,398	—	—	—	(45,071)	3,118
Moderate Balanced Allocation	12,782	25,611	—	—	—	5,930	44,323
Moderately Aggressive Balanced Allocation	8,073	14,669	—	—	—	9,522	32,264
Moderately Conservative Balanced Allocation	4,368	—	—	(1,387)	—	(7,260)	(4,279)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales, adjustments for real estate investment trusts and C-Corporations adjustments. The unrealized appreciation in the table above includes unrealized foreign currency gain/(loss) of $7 for the International Equity Portfolio and $(14) for the Energy & Basic Materials Portfolio.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Late Year
Losses
Large Capitalization Value	$76,137
Large Capitalization Growth	158,289
Mid Capitalization	—
Small Capitalization	4,237
International Equity	—
Health & Biotechnology	93,980
Technology & Communications	367,505
Energy & Basic Materials	—
Financial Services	2,611
Investment Quality Bond	—
Municipal Bond	—
U.S. Government Money Market	—
Aggressive Balanced Allocation	—
Conservative Balanced Allocation	—
Moderate Balanced Allocation	—
Moderately Aggressive Balanced Allocation	—
Moderately Conservative Balanced Allocation	—

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Post October
Losses
Large Capitalization Value	$—
Large Capitalization Growth	—
Mid Capitalization	—
Small Capitalization	—
International Equity	—
Health & Biotechnology	—
Technology & Communications	—
Energy & Basic Materials	—
Financial Services	—
Investment Quality Bond	187,923
Municipal Bond	—
U.S. Government Money Market	—
Aggressive Balanced Allocation	—
Conservative Balanced Allocation	—
Moderate Balanced Allocation	—
Moderately Aggressive Balanced Allocation	—
Moderately Conservative Balanced Allocation	—

8.	FOREIGN TAX CREDIT (Unaudited)

The following fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share as of fiscal year ended August 31, 2023, were as follows:

For fiscal year ended	Foreign Taxes	Foreign Source
8/31/2023	Paid	Income
International Equity Fund	$0.0277	$0.0941
Conservative Balanced Allocation	0.0012	0.0452
Moderately Conservative Balanced Allocation	0.0013	0.0383

For fiscal year ended	Foreign Taxes	Foreign Source
8/31/2022	Paid	Income
International Equity Fund	$0.0437	$0.2122

9.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each underlying fund, including each exchange-traded fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

The performance of the Investment Quality Bond Portfolio will be directly affected by the performance of the Vanguard Short-Term Bond Index Fund – Admiral Class. The financial statements of the Vanguard Short-Term Bond Index Fund – Admiral Class, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2023, the percentage of net assets invested in the Vanguard Short-Term Bond Index Fund – Admiral Class was 88.4%.

The performance of the Municipal Bond Portfolio will be directly affected by the performance of the Vanguard Intermediate-Term Tax-Exempt Fund – Admiral Class and the Vanguard Short- Term Tax-Exempt Fund – Admiral Class. The financial statements of the Vanguard Intermediate-Term Tax-Exempt Fund – Admiral Class and the Vanguard Short-Term Tax-Exempt Fund – Admiral Class, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2023, the percentage of net assets invested in the Vanguard Intermediate-Term Tax-Exempt Fund – Admiral Class and the Vanguard Short-Term Tax-Exempt Fund – Admiral Class was 55.6% and 41.2%, respectively.

The performance of the Conservative Balanced Allocation Portfolio will be directly affected by the performance of the Vanguard Short-Term Bond Index Fund – Admiral Class and Dreyfus Institutional Preferred Government Money Market Fund – Institutional

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2023 (Continued)

Class. The financial statements of the Vanguard Short-Term Bond Index Fund and Dreyfus Institutional Preferred Government Money Market Fund, including the portfolio of investments, can be found on the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with the Portfolio’s financial statements. As of August 31, 2023, the percentage of net assets invested in the Vanguard Short-Term Bond Index Fund and Dreyfus Institutional Preferred Government Money Market Fund was 27.7% and 26.3%, respectively.

10. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of August 31, 2023, the below entities held more than 25% of the voting securities for each of the Funds listed.

		First
	Pershing,	National	Mid Atlantic Trust
	LLC *	Bank *	Company FBO *
Large Cap Value	—	39.78%	—
Large Cap Growth	—	29.92%	—
Mid Cap	—	72.37%	—
Small Cap	—	75.66%	—
International Equity	—	55.52%	—
Energy & Basic Materials	—	48.40%	—
Financial Services	—	60.88%	—
Investment Quality Bond	—	88.93%	—
Municipal Bond	—	58.39%
U.S. Government Money Market	—	62.35%	—
Aggressive Balanced Allocation	—	65.04%	32.95%
Conservative Balanced Allocation	26.79%	41.27%	29.77%
Moderate Balanced Allocation Portfolio	—	39.94%	27.56%
Moderately Aggressive Balanced Allocation	—	58.94%	39.53%
Moderately Conservative Balanced Allocation	—	56.42%	—

*	Comprised of multiple investors and accounts

11. RECENT REGULATORY UPDATES

On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

12. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Large Capitalization Value Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$25.97	$32.15	$22.32	$21.17	$22.78
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.08)	(0.25)	(0.17)	(0.03)	(0.01)
Net realized and unrealized gain (loss)	2.26	0.36	10.00	1.18	(0.21)
Total from investment operations	2.18	0.11	9.83	1.15	(0.22)
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.07)
Distributions from realized gains	(2.09)	(6.29)	—	—	(1.32)
Total dividends and distributions	(2.09)	(6.29)	—	—	(1.39)
Net Asset Value, End of Year	$26.06	$25.97	$32.15	$22.32	$21.17
Total Return*	9.15%	(0.22)%	44.04%	5.43%	(0.14)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$20,692	$19,753	$19,033	$12,317	$13,358
Ratio of gross operating expenses to average net assets (2)	1.65%	1.65%	1.33%	1.17%	1.14%
Ratio of net investment loss after expense reimbursement/recoupment to average net assets	(0.33)%	(0.90)%	(0.61)%	(0.15)%	(0.04)%
Portfolio Turnover Rate	90%	117%	108%	82%	87%

	Large Capitalization Growth Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$23.26	$34.32	$28.60	$24.45	$31.61
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.20)	(0.27)	(0.16)	(0.03)	—
Net realized and unrealized gain (loss)	3.27	(3.97)	8.32	7.85	(1.76)
Total from investment operations	3.07	(4.24)	8.16	7.82	(1.76)
Dividends and Distributions:
Distributions from realized gains	(1.48)	(6.37)	(2.44)	(3.67)	(5.40)
Distributions from return of capital	—	(0.45)	—	—	—
Total dividends and distributions	(1.48)	(6.82)	(2.44)	(3.67)	(5.40)
Net Asset Value, End of Year	$24.85	$23.26	$34.32	$28.60	$24.45
Total Return*	14.52%	(16.45)%	31.15%	35.93%	(4.37)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$21,638	$20,826	$27,040	$28,236	$24,398
Ratio of gross operating expenses to average net assets (3)	1.62%	1.67%	1.34%	1.12%	1.06%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.89)%	(0.98)%	(0.54)%	(0.11)%	0.01%
Portfolio Turnover Rate	74%	60%	65%	74%	90%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Value Portfolio:

1.65%	1.65%	1.33%	1.17%	1.14%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Large Cap Growth Portfolio:

1.62%	1.67%	1.34%	1.12%	1.06%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Mid Capitalization Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$11.75	$14.96	$11.60	$11.69	$13.48
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.03	(0.04)	(0.03)	0.03	0.08
Net realized and unrealized gain (loss)	0.53	(1.26)	4.50	(0.07)	(0.65)
Total from investment operations	0.56	(1.30)	4.47	(0.04)	(0.57)
Dividends and Distributions:
Dividends from net investment income	—	(0.04)	(0.04)	(0.05)	(0.07)
Distributions from realized gains	(0.21)	(1.87)	(1.07)	—	(1.15)
Total dividends and distributions	(0.21)	(1.91)	(1.11)	(0.05)	(1.22)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$12.10	$11.75	$14.96	$11.60	$11.69
Total Return*	4.82%	(9.97)%	40.57%	(0.38)%	(3.13)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$9,587	$9,486	$10,919	$8,126	$8,859
Ratio of gross operating expenses to average net assets (2)	1.69%	2.01%	1.64%	1.46%	1.29%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	0.26%	(0.32)%	(0.19)%	0.28%	0.66%
Portfolio Turnover Rate	68%	43%	55%	53%	49%

	Small Capitalization Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$6.94	$9.45	$6.43	$5.89	$8.10
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.01)	(0.05)	(0.05)	(0.03)	—
Net realized and unrealized gain (loss)	0.17	(0.47)	3.07	0.57	(1.30)
Total from investment operations	0.16	(0.52)	3.02	0.54	(1.30)
Dividends and Distributions:
Distributions from realized gains	(0.62)	(1.99)	—	—	(0.91)
Total dividends and distributions	(0.62)	(1.99)	—	—	(0.91)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$6.48	$6.94	$9.45	$6.43	$5.89
Total Return*	2.60%	(8.22)%	46.97%	9.19%	(15.41)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$6,233	$5,893	$6,632	$5,362	$5,357
Ratio of gross operating expenses to average net assets (3)	1.83%	2.06%	1.70%	1.68%	1.44%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets	(0.10)%	(0.63)%	(0.61)%	(0.44)%	(0.04)%
Portfolio Turnover Rate	95%	104%	103%	101%	90%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Mid Capitalization Portfolio:

1.69%	2.01%	1.64%	1.46%	1.29%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Small Cap Portfolio:

1.83%	2.06%	1.70%	1.68%	1.44%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	International Equity Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	August 31,		August 31,	August 31,	August 31,		August 31,
	2023		2022	2021	2020		2019
Net Asset Value, Beginning of Year Income	$9.07		$12.11	$8.94	$8.95		$10.23
(Loss) from Investment Operations:
Net investment income (1)	0.02		0.06	0.07	0.10		0.19
Net realized and unrealized gain (loss)	1.47		(3.05)	3.28	0.08		(1.42)
Total from investment operations	1.49		(2.99)	3.35	0.18		(1.23)
Dividends and Distributions:
Dividends from net investment income	(0.03)		(0.05)	(0.18)	(0.19)		(0.05)
Total dividends and distributions	(0.03)		(0.05)	(0.18)	(0.19)		(0.05)
Redemption Fees	—	**	—	—	—		—
Net Asset Value, End of Year	$10.53		$9.07	$12.11	$8.94		$8.95
Total Return*	16.45	% #	(24.79)%	37.96%	1.80	% #	(12.02	)% #
Ratios and Supplemental Data:
Net assets, end of year (000s)	$3,392		$2,809	$4,421	$6,277		$8,320
Ratio of gross operating expenses to average net assets (2)	2.17%		3.23%	2.47%	1.64%		1.61%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	0.18%		0.50%	0.63%	1.09%		2.00%
Portfolio Turnover Rate	59%		47%	59%	52%		95%

	Health & Biotechnology Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	August 31,		August 31,	August 31,	August 31,		August 31,
	2023		2022	2021	2020		2019
Net Asset Value, Beginning of Year	$22.60		$25.10	$23.02	$21.14		$27.51
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.21)		(0.25)	(0.16)	0.01		(0.01)
Net realized and unrealized gain (loss)	1.75		(1.46)	4.82	2.78		(2.30)
Total from investment operations	1.54		(1.71)	4.66	2.79		(2.31)
Dividends and Distributions:
Distributions from realized gains	(1.27)		(0.79)	(2.58)	(0.91)		(4.06)
Total dividends and distributions	(1.27)		(0.79)	(2.58)	(0.91)		(4.06)
Redemption Fees	—		—	—	—		—
Net Asset Value, End of Year	$22.87		$22.60	$25.10	$23.02		$21.14
Total Return*	6.59%		(6.92)%	22.43%	13.22%		(9.16)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$6,370		$6,794	$7,560	$6,741		$6,927
Ratio of gross operating expenses to average net assets (3)	2.35%		2.50%	2.14%	1.91%		1.82%
Ratio of net investment loss after expense reimbursement/recoupment to average net assets	(0.93)%		(1.05)%	(0.69)%	0.05%		(0.02)%
Portfolio Turnover Rate	58%		23%	19%	21%		32%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the International Equity Portfolio:

2.90%	2.90%	2.32%	1.25%	1.25%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Health & Biotechnology Portfolio:

2.35%	2.50%	2.14%	1.91%	1.82%

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Technology & Communications Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$22.95	$34.72	$31.63	$24.28	$24.86
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.27)	(0.29)	(0.37)	(0.11)	0.03
Net realized and unrealized gain (loss)	4.51	(7.84)	7.10	8.43	0.27
Total from investment operations	4.24	(8.13)	6.73	8.32	0.30
Dividends and Distributions:
Distributions from realized gains	(3.30)	(3.64)	(3.64)	(0.97)	(0.88)
Total dividends and distributions	(3.30)	(3.64)	(3.64)	(0.97)	(0.88)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$23.89	$22.95	$34.72	$31.63	$24.28
Total Return*	23.05%	(26.02)%	23.89%	35.28%	1.70%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$22,829	$22,533	$35,680	$32,790	$28,695
Ratio of gross operating expenses to average net assets (2)	2.37%	2.15%	1.99%	1.68%	1.68%
Ratio of net investment loss after expense reimbursement/recoupment to average net assets	(1.29)%	(1.06)%	(1.20)%	(0.42)%	0.11%
Portfolio Turnover Rate	6%	3%	10%	10%	2%

	Energy & Basic Materials Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$12.43	$10.75	$8.24	$10.11	$14.44
Income (Loss) from Investment Operations:
Net investment income (1)	0.21	0.34	0.14	0.14	0.04
Net realized and unrealized gain (loss)	1.67	1.46	2.54	(2.01)	(4.37)
Total from investment operations	1.88	1.80	2.68	(1.87)	(4.33)
Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.12)	(0.17)	—	—
Total dividends and distributions	(0.36)	(0.12)	(0.17)	—	—
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$13.95	$12.43	$10.75	$8.24	$10.11
Total Return*	15.40%	16.84%	32.86%	(18.50)%	(29.99)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,261	$1,523	$1,107	$942	$976
Ratio of gross operating expenses to average net assets (3)	3.14%	3.22%	4.07%	3.65%	3.07%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	1.61%	2.75%	1.37%	1.57%	0.35%
Portfolio Turnover Rate	51%	43%	81%	63%	45%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Technology & Communications Portfolio:

2.37%	2.15%	1.99%	1.68%	1.68%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Energy & Basic Materials Portfolio:

3.00%	3.00%	3.00%	3.00%	3.00%

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Financial Services Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$9.56	$11.72	$7.89	$8.92	$12.02
Income (Loss) from Investment Operations:
Net investment loss (1)	(0.01)	(0.05)	(0.03)	(0.06)	(0.07)
Net realized and unrealized gain (loss)	0.18	(1.60)	4.20	(0.76)	(1.35)
Total from investment operations	0.17	(1.65)	4.17	(0.82)	(1.42)
Dividends and Distributions:
Distributions from realized gains	(0.47)	(0.51)	(0.34)	(0.21)	(1.68)
Total dividends and distributions	(0.47)	(0.51)	(0.34)	(0.21)	(1.68)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$9.26	$9.56	$11.72	$7.89	$8.92
Total Return*	1.74%	(14.74)%	54.37%	(9.60)%	(10.93)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$996	$1,044	$1,366	$944	$1,136
Ratio of gross operating expenses to average net assets (2)	3.05%	3.30%	3.41%	3.51%	3.41%
Ratio of net investment income after expense reimbursement/recoupment to average net assets	(0.06)%	(0.43)%	(0.34)%	(0.66)%	(0.73)%
Portfolio Turnover Rate	45%	39%	59%	71%	67%

	Investment Quality Bond Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$9.23	$9.68	$9.79	$9.56	$9.31
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.11	(0.10)	(0.06)	0.07	0.11
Net realized and unrealized gain (loss)	(0.09)	(0.23)	(0.03)	0.24	0.27
Total from investment operations	0.02	(0.33)	(0.09)	0.31	0.38
Dividends and Distributions:
Dividends from net investment income	(0.05)	—	(0.02)	(0.08)	(0.13)
Distributions from realized gains	—	(0.12)	—	—	—
Distributions from return of capital	(0.05)	—	—	—	—
Total dividends and distributions	(0.10)	(0.12)	(0.02)	(0.08)	(0.13)
Redemption Fees	—	—	—	—	—
Net Asset Value, End of Year	$9.15	$9.23	$9.68	$9.79	$9.56
Total Return*	0.19%	(3.39)%	(0.87)%	3.24%	4.14%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$10,834	$11,436	$12,020	$4,345	$4,243
Ratio of gross operating expenses to average net assets (3)(4)	1.38%	1.91%	1.45%	1.37%	1.27%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	1.19%	(1.11)%	-0.61%	0.71%	1.18%
Portfolio Turnover Rate	103%	1%	62%	23%	11%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Financial Services Portfolio:

3.00%	3.00%	3.01%	3.00%	3.00%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Investment Quality Bond Portfolio:

1.38%	1.90%	1.45%	1.37%	1.27%

(4)	Does not include the expenses of funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Municipal Bond Portfolio - Class I Shares

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	August 31,	August 31,		August 31,		August 31,		August 31,
	2023	2022		2021		2020		2019
Net Asset Value, Beginning of Year	$8.73	$9.01		$9.08		$9.02		$8.95
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.01	(0.13)		(0.09)		—		0.01
Net realized and unrealized gain (loss)	(0.10)	(0.15)		0.03		0.07		0.07
Total from investment operations	(0.09)	(0.28)		(0.06)		0.07		0.08
Dividends and Distributions:
Dividends from net investment income	—	—		—		(0.01)		(0.01)
Return of Capital	—	—		(0.01)		—		—
Total dividends and distributions	—	—		(0.01)		(0.01)		(0.01)
Net Asset Value, End of Year	$8.64	$8.73		$9.01		$9.08		$9.02
Total Return*	(1.03)%	(3.11	)% #	(0.70	)% #	0.77	% #	0.88	% #
Ratios and Supplemental Data:
Net assets, end of year (000s)	$520	$615		$770		$507		$557
Ratio of gross operating expenses to average net assets (2),(4)	3.02%	2.58%		2.78%		2.35%		2.91%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (4)	0.11%	(1.43)%		-0.96%		0.04%		0.11%
Portfolio Turnover Rate	101%	0%		82%		22%		2%

	U.S. Government Money Market Portfolio - Class I Shares

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	August 31,	August 31,		August 31,		August 31,		August 31,
	2023	2022		2021		2020		2019
Net Asset Value, Beginning of Year	$1.00	$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (1)	0.03	0.00	**	0.00	**	0.00	**	0.01
Net realized and unrealized gain (loss)	—	—		—		—		—
Total from investment operations	0.03	0.00	**	0.00	**	0.00	**	0.01
Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.00	) **	(0.00	) **	(0.00	) **	(0.01)
Distributions from realized gains	—	—		—		—		—
Total dividends and distributions	(0.03)	(0.00	) **	(0.00	) **	(0.00	) **	(0.01)
Net Asset Value, End of Year	$1.00	$1.00		$1.00		$1.00		$1.00
Total Return*	3.24%	0.01%		0.02%		0.00%		1.09%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$5,138	$5,108		$5,488		$5,213		$5,992
Ratio of gross operating expenses to average net assets (3),(4)	0.95%	0.93%		1.07%		1.18%		1.24%
Ratio of net investment income after expense reimbursement/recoupment to average net assets (4)	3.18%	0.02%		0.01%		0.28%		1.09%
Portfolio Turnover Rate	N/A	N/A		N/A		N/A		N/A

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the Municipal Bond Portfolio:

1.90%	1.90%	1.52%	1.64%	1.41%

(3)	Ratio of net operating expenses to average net assets (after waiver and/or reimbursement or reduction by commissions recaptured) for the U.S. Government Money Market Portfolio:

0.95%	0.46%	0.02%	0.68%	1.24%

(4)	Does not include the expenses of funds in which the Fund invests.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Aggressive Balanced Allocation Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$10.39	$12.53	$10.42	$9.94	$10.43
Income (Loss) from Investment Operations:
Net investment income (1)	0.09	0.33	0.40	0.25	0.24
Net realized and unrealized gain (loss)	0.64	(1.35)	1.91	0.62	(0.45)
Total from investment operations	0.73	(1.02)	2.31	0.87	(0.21)
Dividends and Distributions:
Dividends from net investment income	(0.07)	(0.37)	(0.12)	(0.28)	(0.27)
Distributions from realized gains	(0.61)	(0.75)	(0.08)	(0.11)	(0.01)
Total dividends and distributions	(0.68)	(1.12)	(0.20)	(0.39)	(0.28)
Net Asset Value, End of Year	$10.44	$10.39	$12.53	$10.42	$9.94
Total Return*	7.50%	(8.96)%	22.46%	8.76%	(1.81)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$851	$773	$842	$666	$595
Ratio of gross operating expenses to average net assets (2)	2.57%	2.23%	2.39%	2.01%	3.01%
Ratio of net operating expenses to average net assets (2)	0.99%	0.99%	0.93%	0.79%	0.60%
Ratio of net investment income after expense reimbursement/recoupment to average net assets (2)	0.88%	2.90%	3.44%	2.53%	2.47%
Portfolio Turnover Rate	26%	2%	54%	3%	56%

	Conservative Balanced Allocation Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$10.41	$12.00	$10.58	$10.20	$10.33
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.17	0.30	(0.02)	0.23	0.23
Net realized and unrealized gain (loss)	0.25	(1.01)	1.49	0.52	(0.16)
Total from investment operations	0.42	(0.71)	1.47	0.75	0.07
Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.29)	(0.05)	(0.24)	(0.20)
Distributions from realized gains	(0.44)	(0.59)	—	(0.10)	— **
Distributions from return of capital	—	—	—	(0.03)	—
Total dividends and distributions	(0.48)	(0.88)	(0.05)	(0.37)	(0.20)
Net Asset Value, End of Year	$10.35	$10.41	$12.00	$10.58	$10.20
Total Return*	4.26%	(6.39)%	13.94%	7.45%	0.84%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,128	$1,960	$2,050	$1,656	$1,602
Ratio of gross operating expenses to average net assets (2)	2.07%	2.01%	1.95%	1.60%	1.77%
Ratio of net operating expenses to average net assets (2)	0.99%	0.99%	0.93%	0.79%	0.70%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (2)	1.66%	2.70%	(0.22)%	2.28%	2.32%
Portfolio Turnover Rate	50%	11%	71%	12%	31%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Does not include the expenses of funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Moderate Balanced Allocation Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2023	2022	2021		2020	2019
Net Asset Value, Beginning of Year	$10.75	$12.55	$10.69		$10.15	$10.43
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.11	0.33	(0.01)		0.22	0.28
Net realized and unrealized gain (loss)	0.47	(1.18)	2.02		0.67	(0.28)
Total from investment operations	0.58	(0.85)	2.01		0.89	(0.00)
Dividends and Distributions:
Dividends from net investment income	—	(0.34)	(0.08)		(0.24)	(0.28)
Distributions from realized gains	(0.59)	(0.61)	(0.07)		(0.11)	(0.00	) **
Total dividends and distributions	(0.59)	(0.95)	(0.15)		(0.35)	(0.28)
Net Asset Value, End of Year	$10.74	$10.75	$12.55		$10.69	$10.15
Total Return*	5.73%	(7.36)%	19.01%		8.93%	0.31%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,150	$1,134	$1,187		$967	$743
Ratio of gross operating expenses to average net assets (2)	2.30%	2.11%	2.11%		1.70%	2.12%
Ratio of net operating expenses to average net assets (2)	0.99%	0.99%	0.93%		0.79%	0.63%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (2)	1.07%	2.88%	(0.09)%		2.19%	2.79%
Portfolio Turnover Rate	41%	2%	52%		8%	35%

	Moderately Aggressive Balanced Allocation Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	August 31,	August 31,	August 31,		August 31,	August 31,
	2023	2022	2021		2020	2019
Net Asset Value, Beginning of Year Income	$10.58	$12.44	$10.48		$9.93	$10.35
(Loss) from Investment Operations:
Net investment income (loss) (1)	0.11	0.32	(0.00	) **	0.22	0.28
Net realized and unrealized gain (loss)	0.52	(1.23)	2.14		0.59	(0.43)
Total from investment operations	0.63	(0.91)	2.14		0.81	(0.15)
Dividends and Distributions:
Dividends from net investment income	—	(0.36)	(0.08)		(0.25)	(0.27)
Distributions from realized gains	(0.58)	(0.59)	(0.10)		(0.01)	—
Total dividends and distributions	(0.58)	(0.95)	(0.18)		(0.26)	(0.27)
Net Asset Value, End of Year	$10.63	$10.58	$12.44		$10.48	$9.93
Total Return*	6.23%	(7.93)%	20.70%		8.14%	(1.18)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$712	$656	$693		$568	$380
Ratio of gross operating expenses to average net assets (2)	2.56%	2.26%	2.50%		2.08%	2.62%
Ratio of net operating expenses to average net assets (2)	0.99%	0.99%	0.93%		0.79%	0.65%
Ratio of net investment income after expenses reimbursement/recoupment to average net assets (2)	1.05%	2.84%	0.03%		2.20%	2.84%
Portfolio Turnover Rate	34%	0%	48%		8%	69%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Does not include the expenses of funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each year)

	Moderately Conservative Balanced Allocation Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Year	$9.95	$11.98	$10.36	$9.94	$10.25
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.10	0.32	(0.01)	0.24	0.26
Net realized and unrealized gain (loss)	0.42	(1.09)	1.78	0.53	(0.31)
Total from investment operations	0.52	(0.77)	1.77	0.77	(0.05)
Dividends and Distributions:
Dividends from net investment income	—	(0.32)	(0.01)	(0.26)	(0.26)
Distributions from realized gains	(0.71)	(0.94)	(0.14)	(0.09)	—
Total dividends and distributions	(0.71)	(1.26)	(0.15)	(0.35)	(0.26)
Net Asset Value, End of Year	$9.76	$9.95	$11.98	$10.36	$9.94
Total Return *	5.62%	(7.19)%	17.26%	7.84%	(0.19)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$573	$495	$618	$836	$741
Ratio of gross operating expenses to average net assets (2)	2.98%	2.50%	2.34%	1.85%	2.30%
Ratio of net operating expenses to average net assets (2)	0.99%	0.99%	0.92%	0.79%	0.67%
Ratio of net investment income (loss) after expense reimbursement/recoupment to average net assets (2)	1.09%	2.95%	(0.07)%	2.46%	2.67%
Portfolio Turnover Rate	87%	10%	74%	11%	57%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Does not include the expenses of funds in which the Fund invests.

*	Assumes reinvestment of all dividends and distributions. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Saratoga Advantage Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health and Biotechnology Portfolio, Technology and Communications Portfolio, Energy and Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio, Aggressive Balanced Allocation Portfolio, Conservative Balanced Allocation Portfolio, Moderate Balanced Allocation Portfolio, Moderately Aggressive Balanced Allocation Portfolio, Moderately Conservative Balanced Allocation Portfolio, (referred to as the “Funds”) each a series of the Saratoga Advantage Trust, including the schedules of investments, as of August 31, 2023, the related statements of operations, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

To the Shareholders and Board of Trustees

of Saratoga Advantage Trust

Page Two

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 30, 2023

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2023, through August 31, 2023.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 3/1/2023	Value - 8/31/2023	3/1/2023 - 8/31/2023*	[Annualized]
Actual Expenses - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,030.00	$8.91	1.74%
Large Capitalization Value – Class A	1,000.00	1,028.20	10.96	2.14%
Large Capitalization Value – Class C	1,000.00	1,025.00	14.00	2.74%
Large Capitalization Growth – Class I	1,000.00	1,170.00	8.69	1.59%
Large Capitalization Growth – Class A	1,000.00	1,167.10	10.86	1.99%
Large Capitalization Growth – Class C	1,000.00	1,164.00	14.13	2.59%
Mid Capitalization – Class I	1,000.00	1,011.70	7.83	1.54%
Mid Capitalization – Class A	1,000.00	1,010.80	9.86	1.95%
Mid Capitalization – Class C	1,000.00	1,008.00	12.89	2.55%
Small Capitalization – Class I	1,000.00	1,026.90	8.77	1.72%
Small Capitalization – Class A	1,000.00	1,025.80	10.81	2.12%
Small Capitalization – Class C	1,000.00	1,021.70	13.83	2.71%
International Equity – Class I	1,000.00	1,041.50	15.30	2.97%
International Equity – Class A	1,000.00	1,039.30	17.86	3.47%
International Equity – Class C	1,000.00	1,036.30	20.41	3.98%
Health & Biotechnology – Class I	1,000.00	1,031.60	11.58	2.26%
Health & Biotechnology – Class A	1,000.00	1,029.30	13.61	2.66%
Health & Biotechnology – Class C	1,000.00	1,025.90	16.65	3.26%
Technology & Communications – Class I	1,000.00	1,266.00	12.82	2.25%
Technology & Communications – Class A	1,000.00	1,263.60	15.10	2.65%
Technology & Communications – Class C	1,000.00	1,259.70	18.51	3.25%
Energy & Basic Materials – Class I	1,000.00	1,063.30	15.60	3.00%
Energy & Basic Materials – Class A	1,000.00	1,061.30	17.66	3.40%
Energy & Basic Materials – Class C	1,000.00	1,056.70	20.73	4.00%
Financial Services – Class I	1,000.00	950.70	14.75	3.00%
Financial Services – Class A	1,000.00	948.00	16.69	3.40%
Financial Services – Class C	1,000.00	961.30	19.77	4.00%
Investment Quality Bond – Class I	1,000.00	998.00	6.27	1.24%
Investment Quality Bond – Class A	1,000.00	997.10	8.28	1.64%
Investment Quality Bond – Class C	1,000.00	992.20	11.35	2.26%
Municipal Bond – Class I	1,000.00	990.80	9.53	1.90%
Municipal Bond – Class A	1,000.00	988.30	11.56	2.31%
Municipal Bond – Class C	1,000.00	985.90	14.52	2.90%
U.S. Government Money Market – Class I	1,000.00	1,019.50	5.15	1.01%
U.S. Government Money Market – Class A	1,000.00	1,017.60	7.17	1.41%
U.S. Government Money Market – Class C	1,000.00	1,014.50	10.22	2.01%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 3/1/2023	Value - 8/31/2023	3/1/2023 - 8/31/2023*	[Annualized]
Actual Expenses - Table 2: (Continued)
Aggressive Balanced Allocation - Class I	$1,000.00	$1,044.00	$5.10	0.99%
Aggressive Balanced Allocation - Class A	1,000.00	1,042.20	6.38	1.24%
Aggressive Balanced Allocation - Class C	1,000.00	1,038.20	10.22	1.99%
Conservative Balanced Allocation - Class I	1,000.00	1,025.80	5.06	0.99%
Conservative Balanced Allocation - Class A	1,000.00	1,023.80	6.33	1.24%
Conservative Balanced Allocation - Class C	1,000.00	1,021.10	10.14	1.99%
Moderate Aggressive Balanced Allocation - Class I	1,000.00	1,038.10	5.09	0.99%
Moderate Aggressive Balanced Allocation - Class A	1,000.00	1,037.30	6.36	1.24%
Moderate Aggressive Balanced Allocation - Class C	1,000.00	1,033.70	10.20	1.99%
Moderate Balanced Allocation - Class I	1,000.00	1,037.70	5.08	0.99%
Moderate Balanced Allocation - Class A	1,000.00	1,035.90	6.35	1.24%
Moderate Balanced Allocation - Class C	1,000.00	1,032.40	10.19	1.99%
Moderate Conservative Balanced Allocation - Class I	1,000.00	1,031.70	5.06	0.99%
Moderate Conservative Balanced Allocation - Class A	1,000.00	1,031.70	6.35	1.24%
Moderate Conservative Balanced Allocation - Class C	1,000.00	1,026.00	10.15	1.99%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 3/1/2023	Value - 8/31/2023	3/1/2023 - 8/31/2023*	[Annualized]
Hypothetical [5% Return Before Expenses] - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,016.42	$8.86	1.74%
Large Capitalization Value – Class A	1,000.00	1,014.40	10.88	2.14%
Large Capitalization Value – Class C	1,000.00	1,011.38	13.91	2.74%
Large Capitalization Growth – Class I	1,000.00	1,017.20	8.08	1.59%
Large Capitalization Growth – Class A	1,000.00	1,015.18	10.10	1.99%
Large Capitalization Growth – Class C	1,000.00	1,012.15	13.14	2.59%
Mid Capitalization – Class I	1,000.00	1,017.42	7.85	1.54%
Mid Capitalization – Class A	1,000.00	1,015.40	9.88	1.95%
Mid Capitalization – Class C	1,000.00	1,012.37	12.92	2.55%
Small Capitalization – Class I	1,000.00	1,016.56	8.72	1.72%
Small Capitalization – Class A	1,000.00	1,014.54	10.75	2.12%
Small Capitalization – Class C	1,000.00	1,011.53	13.76	2.71%
International Equity – Class I	1,000.00	1,010.21	15.07	2.97%
International Equity – Class A	1,000.00	1,007.69	17.58	3.47%
International Equity – Class C	1,000.00	1,005.16	20.09	3.98%
Health & Biotechnology – Class I	1,000.00	1,013.81	11.48	2.26%
Health & Biotechnology – Class A	1,000.00	1,011.79	13.49	2.66%
Health & Biotechnology – Class C	1,000.00	1,008.76	16.51	3.26%
Technology & Communications – Class I	1,000.00	1,013.89	11.40	2.25%
Technology & Communications – Class A	1,000.00	1,011.86	13.42	2.65%
Technology & Communications – Class C	1,000.00	1,008.83	16.45	3.25%
Energy & Basic Materials – Class I	1,000.00	1,010.08	15.20	3.00%
Energy & Basic Materials – Class A	1,000.00	1,008.07	17.21	3.40%
Energy & Basic Materials – Class C	1,000.00	1,005.04	20.21	4.00%
Financial Services – Class I	1,000.00	1,010.08	15.20	3.00%
Financial Services – Class A	1,000.00	1,008.07	17.21	3.40%
Financial Services – Class C	1,000.00	1,005.04	20.22	4.00%
Investment Quality Bond – Class I	1,000.00	1,018.93	6.33	1.24%
Investment Quality Bond – Class A	1,000.00	1,016.92	8.36	1.64%
Investment Quality Bond – Class C	1,000.00	1,013.81	11.47	2.26%
Municipal Bond – Class I	1,000.00	1,015.63	9.65	1.90%
Municipal Bond – Class A	1,000.00	1,013.58	11.71	2.31%
Municipal Bond – Class C	1,000.00	1,010.59	14.70	2.90%
U.S. Government Money Market – Class I	1,000.00	1,020.11	5.15	1.01%
U.S. Government Money Market – Class A	1,000.00	1,018.10	7.17	1.41%
U.S. Government Money Market – Class C	1,000.00	1,015.06	10.23	2.01%

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 3/1/2023	Value - 8/31/2023	3/1/2023 - 8/31/2023*	[Annualized]
Hypothetical [5% Return Before Expenses] - Table 2:
Aggressive Balanced Allocation - Class I	$1,000.00	$1,020.21	$5.04	0.99%
Aggressive Balanced Allocation - Class A	1,000.00	1,018.95	6.31	1.24%
Aggressive Balanced Allocation - Class C	1,000.00	1,015.17	10.11	1.99%
Conservative Balanced Allocation - Class I	1,000.00	1,020.21	5.04	0.99%
Conservative Balanced Allocation - Class A	1,000.00	1,018.95	6.31	1.24%
Conservative Balanced Allocation - Class C	1,000.00	1,015.17	10.11	1.99%
Moderate Aggressive Balanced Allocation - Class I	1,000.00	1,020.21	5.04	0.99%
Moderate Aggressive Balanced Allocation - Class A	1,000.00	1,018.96	6.31	1.24%
Moderate Aggressive Balanced Allocation - Class C	1,000.00	1,015.17	10.11	1.99%
Moderate Balanced Allocation - Class I	1,000.00	1,020.21	5.04	0.99%
Moderate Balanced Allocation - Class A	1,000.00	1,018.97	6.30	1.24%
Moderate Balanced Allocation - Class C	1,000.00	1,015.17	10.11	1.99%
Moderate Conservative Balanced Allocation - Class I	1,000.00	1,020.22	5.03	0.99%
Moderate Conservative Balanced Allocation - Class A	1,000.00	1,018.95	6.31	1.24%
Moderate Conservative Balanced Allocation - Class C	1,000.00	1,015.18	10.10	1.99%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in reporting period).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEES:
Bruce E. Ventimiglia, 68 12725 W. Indian School Road, Suite E-101, Avondale, Arizona 85392	President, CEO, and Chairman of the Board of Trustees**	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	17	None
INDEPENDENT TRUSTEES:
Patrick H. McCollough, 81 12725 W. Indian School Road, Suite E-101, Avondale, Arizona 85392	Trustee	Since September 1994	Retired	17	Chairman of the Board (2018– Present), Trustee (2011–2018), Harbor Beach Community Hospital
Udo Koopmann, 82 12725 W. Indian School Road, Suite E-101, Avondale, Arizona 85392	Trustee	Since April 1997	Retired	17	None
Floyd E. Seal, 74 12725 W. Indian School Road, Suite E-101, Avondale, Arizona 85392	Trustee	Since April 1997	Retired	17	None
Stephen H. Hamrick, 71 12725 W. Indian School Road, Suite E-101, Avondale, Arizona 85392	Trustee	Since January 2003	Retired. President and Chief Executive Officer, Terra Capital Markets, LLC (2011- 2021)(broker-dealer)	17	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Name, Age and Address	Position(s) Held with Trust	Term*/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
OFFICERS:
Stephen Ventimiglia, 67 12725 W. Indian School Road, Suite E-101, Avondale, Arizona 85392	Vice President and Secretary **	Since September 1994	Vice Chairman and Chief Investment Officer of Saratoga Capital Management, LLC	17	None
Jonathan W. Ventimiglia, 40 12725 W. Indian School Road, Suite E-101, Avondale, Arizona 85392	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer and Chief Compliance Officer of Saratoga Capital Management, LLC	17	None
Frederick C. Teufel, Jr., 64 c/o Vigilant, LLC 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, PA 19317	Chief Compliance Officer	Since July 2021	Director, Vigilant Compliance, LLC	17	None

*	Each Trustee will serve an indefinite term until his or her successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

Board of Trustees (the “Board”) Meeting of April 10, 2023 (the “Meeting”)

The Independent Trustees discussed the information received respecting (i) the nature, quality and scope of services provided by Saratoga Capital Management (“Saratoga”) and each Investment Adviser to the Portfolios; (ii) the investment performance of the Portfolios relative to comparable funds; (iii) the costs of services provided and profits realized by Saratoga; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolios grow and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by Saratoga and the Investment Advisers.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by Saratoga. In this regard, Saratoga discussed with the Trustees its methodology for selecting Investment Advisers for the Portfolios, the procedures and criteria it utilizes in evaluating the adequacy of each Investment Adviser’s performance and the general oversight it provides, including monitoring compliance reports, recommending outside service providers, negotiation of fees and monitoring of quality of services. With respect to the Portfolios that Saratoga manages directly, the Trustees considered the investment process utilized, the quality of key investment personnel and the resources devoted to the investment management functions. The Trustees concluded that the nature and extent of the services provided by Saratoga were necessary and appropriate for the conduct of the business and investment activities of the Saratoga Portfolios. The Trustees also concluded that the overall quality of the advisory and administrative services was satisfactory.

The Trustees also evaluated the quality of the services provided by the Investment Advisers to each Portfolio. The Board concluded that the nature, scope and quality of the services provided by each of the Advisers was satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio (each, a “benchmark”). Performance was compared over various time periods with an emphasis on longer term performance. The conclusions of the Trustees were as follows:

Large Capitalization Value: The Trustees noted that M.D. Sass Investors Services, Inc. (“M.D. Sass”) has been the Adviser to the Portfolio since August 2008 and that since then through February 28, 2023 the Portfolio had outperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Large Capitalization Growth: The Trustees noted that Smith Group Asset Management, LLC (“Smith Group”) became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2023, the Portfolio had outperformed its benchmark. Upon consideration of all factors the Trustees deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Mid-Capitalization: The Trustees noted that Vaughan Nelson Investment Management LP (“Vaughan Nelson”) became the Adviser to the Portfolio in April 2006 and that since then through February 28, 2023, the Portfolio had slightly underperformed its benchmark. The Trustees discussed with the Adviser the reasons for the underperformance and noted that the Portfolio had outperformed its benchmark for the two-year period ended February 28, 2023. Upon consideration of all the factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Small Capitalization: The Trustees noted that Zacks Investment Management, Inc. (“Zacks”) became the Adviser to the Portfolio in August 2015 and that since then through February 28, 2023, the Portfolio had the same performance return as its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

International Equity: The Trustees noted that the current Adviser to the Portfolio, Smith Group, became the Adviser to the Portfolio in February 2018 and that since then through February 28, 2023 the Portfolio had underperformed its benchmark. The Trustees discussed with the Adviser the reasons for the underperformance and noted that the Portfolio had outperformed its benchmark for the three-year period ended February 28, 2023. Upon consideration of all of the factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Health & Biotechnology: The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd. (“Oak”), was appointed in July 2005 and that since then through February 28, 2023, the Portfolio underperformed its benchmark. The Trustees discussed with the Adviser the reasons for the underperformance and noted that the Portfolio had outperformed its benchmark for the three-year period ended February 28, 2023. The Trustees also noted that in January 2019 the portfolio manager at Oak was replaced by another portfolio manager at Oak who is also the Co-Chief Investment Officer of Oak. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Technology & Communications: The Trustees noted that Oak became the sole adviser to the Portfolio in December 2015 and that since then through February 28, 2023, the Portfolio had underperformed its benchmark. The Trustees discussed with the Adviser the reasons for the underperformance. The Trustees also noted that the Portfolio outperformed its benchmark from December 2015 through February 28, 2019, underperformed its benchmark for the two-year period ended February 28, 2021, and outperformed its benchmark for the two-year period ended February 28, 2023. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Financial Services: The Trustees noted that Smith Group became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2023, the Portfolio had underperformed its benchmark. The Trustees discussed with the Adviser the reasons for the underperformance and noted that the Portfolio outperformed its benchmark for the two-year period ended February 28, 2023. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Energy & Basic Materials: The Trustees noted that Smith Group became the Adviser to the Portfolio in December 2015 and that since then through February 28, 2023, the Portfolio had underperformed its benchmark. The Trustees discussed with the Adviser the reasons for the underperformance and noted that the Portfolio outperformed its benchmark for the two- year period ended February 28, 2023. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Investment Quality Bond Portfolio: The Trustees noted that Saratoga started managing the Portfolio in March 2018 and that since then through February 28, 2023 the Portfolio had slightly underperformed its benchmark. The Trustees discussed with Saratoga the reasons for the underperformance and noted that the Portfolio slightly outperformed its benchmark for the three -year period ended February 28, 2023. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Municipal Bond Portfolio: The Trustees noted that Saratoga started managing the Portfolio in March 2018 and that since then through February 28, 2023 the Portfolio had underperformed its benchmark. The Trustees noted that they had discussed with Saratoga the reasons for the underperformance. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

U.S. Government Money Market Portfolio: The Trustees noted that Saratoga started managing the Portfolio in October 2020 and that since then through February 28, 2023 the Portfolio had slightly underperformed its benchmark. The Trustees noted that they had discussed with Saratoga the reasons for the underperformance, including the current market relating to money market funds. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Conservative Balanced Allocation Portfolio: The Trustees noted that Saratoga started managing the Portfolio in January 2018 and that since then through February 28, 2023 the Portfolio had outperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Moderately Conservative Balanced Allocation Portfolio: The Trustees noted that Saratoga started managing the Portfolio in January 2018 and that since then through February 28, 2023 the Portfolio had slightly underperformed its benchmark. The Trustees discussed with Saratoga the reasons for the underperformance and noted that the Portfolio had outperformed its benchmark for the three-year period ended February 28, 2023. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Moderate Balanced Allocation Portfolio: The Trustees noted that Saratoga started managing the Portfolio in January 2018 and that since then through February 28, 2023 the Portfolio had slightly outperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Moderately Aggressive Balanced Allocation Portfolio: The Trustees noted that Saratoga started managing the Portfolio in January 2018 and that since then through February 28, 2023 the Portfolio had slightly outperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Aggressive Balanced Allocation Portfolio: The Trustees noted that Saratoga started managing the Portfolio in January 2018 and that since then through February 28, 2023 the Portfolio had slightly outperformed its benchmark. Upon consideration of all factors they deemed relevant, the Trustees concluded that the performance of the Portfolio was acceptable.

Comparable Total Average Net Expense Ratio

The total average net expense ratio of each of the Portfolios was compared to Mutual Fund Industry Statistics as reported in the February 28, 2023 Morningstar data regarding mutual fund expenses and assets. The Saratoga Portfolios are considerably smaller in assets compared to the mutual fund industry, but still continue to offer services at a competitive rate. The Trustees noted that Saratoga has, since 1999, agreed to cap expenses of the Portfolios for which it serves as manager at specified levels. In addition, the Trustees noted that since March 1, 2021 Gemini has waived the monthly Fund Accounting Services Fees, Fund Administrative Services Fees or Transfer Agency Service Fees to which it was entitled that, but for the waiver, would have accrued and been chargeable to the U.S. Government Money Market Portfolio.

The Trustees reviewed the total average net expense ratio for each Portfolio and noted the following: (i) total average net expense ratios for the Large Cap Value, Large Cap Growth, Mid Cap, Small Cap, International Equity, Health & Biotechnology, Technology & Communications Portfolios, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond, U.S. Government Money Market and Conservative Balanced Allocation Portfolios were higher than the average of comparable funds; and (ii) total average net expense ratios for the Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation and Aggressive Balanced Allocation Portfolios were lower than the average of comparable funds.

The Trustees also noted that the Portfolios’ distributor, Northern Lights Distributors, LLC, has agreed to waive all or a portion of the fees to which it is entitled under the 12b-1 Plans with respect to Class A and Class C shares of the Municipal Bond and U.S. Government Money Market Portfolios through December 31, 2023.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rate for the Small Cap Portfolio was slightly lower than the average of comparable funds; (ii) fee rates for the Large Cap Value, Large Cap Growth, Mid Cap, and International Equity Portfolios were slightly higher than the average of comparable funds; and (iii) the fee rates for the Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond, U.S. Government Money Market, Conservative Balanced Allocation, Moderately Conservative Balanced Allocation, Moderate Balanced Allocation, Moderately Aggressive Balanced Allocation, and Aggressive Balanced Allocation Portfolios were higher than the average of comparable funds. The Trustees noted that they had discussed with Saratoga the reasons for the higher fee rates.

The Trustees noted that most of the Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact of the relatively small sizes of the Portfolios on the costs and profitability of Saratoga. The Trustees also noted that Saratoga has, since 1999, agreed to cap expenses of the Portfolios for which it serves as manager at specified levels. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to each of the Portfolios was not excessive relative to comparable funds. The Trustees also evaluated the reasonableness of the fee split between Saratoga and the Investment Adviser to each Portfolio managed by Saratoga.

Economies of Scale

The Trustees noted the views of Saratoga that at their current sizes the Portfolios do not realize economies of scale.

Profitability of Investment Manager

The Trustees reviewed the profitability data that had been provided by Saratoga as well as responses from the Investment Advisers confirming their profitability relating to the Portfolios. The Trustees noted that the provision of services under the Management Agreements had resulted in a loss to Saratoga. The Trustees considered the financial viability of Saratoga and its ability to continue to provide high quality services and concluded that each organization continues to be capable of and committed to providing high quality services. The Board also considered the information provided by the Investment Advisers regarding profitability from its relationship with the Portfolios. The Board noted that each Investment Adviser’s profitability was not a significant factor considered by the Board, as the sub-advisory fee is paid by Saratoga out of the advisory fee paid to it by each Portfolio, and not by the Portfolio directly.

Other Benefits

The Trustees considered the benefits obtained by Saratoga and the Investment Advisers from their relationship with the Trust. They noted, in this regard, that certain of the Investment Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was generally small and that research services obtained may enhance the ability of the Investment Advisers to provide quality services to the Portfolios. The Trustees noted that Saratoga receives licensing fees from third parties for the use of the Saratoga asset allocation program.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreements and the Advisory Agreement for each of the Portfolios is in the best interests of the Portfolios and the shareholders. The Independent Trustees noted that no single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreements and the Advisory Agreement for each of the Portfolios and that each Trustee considered and weighted the factors differently.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Funds file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

Saratoga-A23

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

                                        Registrant        Advisor

FYE 08/31/22                   $153,000.00      $ 0.00

FYE 08/31/23                   $153,000.00      $ 0.00

(b)	Audit-Related Fees

                                        Registrant        Advisor

FYE 08/31/22                   $0.00               $0.00

FYE 08/31/23                  $0.00                $0.00

(c)	Tax Fees

                                       Registrant          Advisor

FYE 08/31/22                  $34,000.00          $ 0.00

FYE 08/31/23                  $34,000.00         $ 0.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

                                      Registrant            Advisor

FYE 08/31/22                  $0.00                  $0.00

FYE 08/31/23                  $0.00                  $0.00

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                                  Registrant          Advisor

Audit-Related Fees:         0.00%                0.00%

Tax Fees:                        0.00%                0.00%

All Other Fees:                0.00%                0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                                                       Registrant           Advisor

FYE 08/31/2022                               $34,000.00          $ 0.00

FYE 08/31/2023                               $34,000.00          $ 0.00

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)       Not Applicable

(j)        Not Applicable

(1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holder. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2022, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. (a) Not applicable to open-end investment companies.

(b) Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

*           /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/8/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*           /s/ Jonathan W. Ventimiglia

             Jonathan W. Ventimiglia, Treasurer and Chief Financial Officer

Date 11/8/23

By (Signature and Title)

*          /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 11/8/23

* Print the name and title of each signing officer under his or her signature.